      As filed with Securities and Exchange Commission on April 27, 2006
                                                     Registration No. 033-52050
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 18
                           TO REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------

                  New England Variable Life Separate Account
                             (Exact Name of Trust)

                      New England Life Insurance Company
                              (Name of Depositor)

                              501 Boylston Street
                          Boston, Massachusetts 02116
             (Address of depositor's principal executive offices)

                               -----------------

                            Marie C. Swift, Esquire
                          Vice President and Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)

                                  Copies to:

                           Stephen E. Roth, Esquire
                           Mary E. Thornton, Esquire
                        Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

                               -----------------

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2006 pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)

[_]]on (date) pursuant to paragraph (a)(1) of Rule 485

[_]]this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being Registered: Interests in Variable Ordinary Life Insurance Policies.

This registration statement incorporates by reference the prospectuses and supplements dated May 1, 2005, May 1, 2004, September 18, 2003, May 1,
2003, May 1, 2002, May 1, 2001, May 1, 2000 and April 30, 1999 each as filed in
Post-Effective No. 18 filed April 29, 2005, Post-Effective No. 16 filed
April 30, 2004, Post-Effective Amendment No. 15 filed September 18, 2003, Post-Effective Amendment No. 14 filed April 30, 2003, Post-Effective Amendment No. 13 filed April 30, 2002, Post-Effective Amendment No. 12 filed on April 26, 2001, Post-Effective Amendment No. 11 filed on April 26, 2000 and Post-Effective Amendment No. 10 filed on April 26, 1999, respectively, to the Registration Statement on Form S-6 (File No. 033-52050).

================================================================================

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                              ZENITH LIFE PLUS II
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES


                        SUPPLEMENT DATED MAY 1, 2006 TO

        PROSPECTUSES DATED APRIL 30, 1999, MAY 1, 2000, AND MAY 1, 2001

   This supplement updates certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, and May 1, 2001, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Life Plus II Policies are no longer available for sale.

   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.




          YOUR PRIVACY NOTICE IS AT THE BACK OF THIS BOOK AND IS NOT

                            PART OF THE PROSPECTUS

                         INTRODUCTION TO THE POLICIES

EXCHANGE PROGRAM


   We are currently offering an exchange program under which you may be able to exchange your Policy for a flexible premium variable life insurance policy issued by us--Zenith Flexible Life 2001--if your Policy meets certain conditions. Under the terms of the exchange program, we will waive the surrender charge that would otherwise be payable on surrender of your Policy, and we will waive the sales, premium and federal tax charges that would otherwise be payable on the cash value that is transferred to the Zenith Flexible Life 2001 policy. Please contact your registered representative about the availability of this exchange program.


RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

    Premium Payments............................. New England Financial
                                                  P.O. Box 371499
                                                  Pittsburgh, PA 15250-7499

    Payment Inquiries and Correspondence......... New England
                                                    Financial/MetLife
                                                  P.O. Box 30440
                                                  Tampa, FL 33630-3440

    Beneficiary and Ownership Changes............ New England
                                                    Financial/MetLife
                                                  P.O. Box 541
                                                  Warwick, RI 02887-0541

    Surrenders, Loans, Withdrawals and
      Sub-Account Transfers...................... New England
                                                    Financial/MetLife
                                                  P.O. Box 543
                                                  Warwick, RI 02887-0543

    Death Claims................................. New England
                                                    Financial/MetLife
                                                  P.O. Box 353
                                                  Warwick, RI 02887-0353

    Sub-Account Transfers by Telephone........... (800) 200-2214

    All Other Telephone Transactions and
      Inquiries.................................. (800) 388-4000

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

                          POLICY VALUES AND BENEFITS

AGE 100

   The Policies endow at age 100 of the insured for the greater of the current cash value and the Policy face amount (each reduced by any outstanding loans plus interest). You can elect to continue the Policy beyond age 100 of the insured instead of taking payment at age 100. Sixty days before the anniversary when the insured is age 100 we will send you an election form. If you elect to continue the Policy, the cash value will remain in the sub- accounts and/or Fixed Account that you have chosen. We will not deduct Policy charges or accept premium payments after age 100. You can continue to make loans, surrenders and account transfers. The death benefit after age 100 equals the greater of (1) the Policy's face amount at age 100 (as reduced by any later surrenders or face amount reductions), and (2) the cash value on the date of death. The proceeds we pay will be reduced by any outstanding loan plus interest. The tax consequences of continuing the Policy beyond the insured's age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's age 100.

TABULAR CASH VALUE

   The Policy's tabular cash value is a hypothetical value. We use it to determine (1) the Option 2 death benefit, (2) whether you can skip a scheduled premium payment under the Special Premium Option, and (3) how much cash value you can withdraw from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".) We recalculate the tabular cash value when we recalculate the Policy's scheduled premium.

   When we recalculate the scheduled premium (at the Policy anniversary when the insured is age 70, or after 10 years, if later), the new scheduled premium and tabular cash value amounts depend on the Policy's actual cash value on the recalculation date. (See "Premiums--Scheduled Premium Recalculation".)

   The tabular cash value increases on the premium recalculation date if the Policy's actual cash value on that date is higher than the tabular cash value just before the recalculation. We determine the new scheduled premium amount based on the new tabular cash value. (See "Premiums--Scheduled Premium Recalculation".)

   After the premium recalculation date, we determine the tabular cash value in the same manner as before the recalculation, starting with the tabular cash value on the premium recalculation date and assuming payment of the recalculated scheduled premium starting at age 71 (or 11 years after the Policy is issued, if later).

   The change in the scheduled premium does not take effect until the next Policy anniversary, but the new tabular cash value takes effect immediately. This means that the amount of the Option 2 death benefit, the cash value available for withdrawal, and your ability to skip scheduled premium payments under the Special Premium Option may also be affected on the premium recalculation date. See Appendix F for examples.

   Your premium payment schedule (annual vs. quarterly, for example) affects the amount of the tabular cash value. We calculate the tabular cash value on any day up to the premium recalculation date as if the current payment schedule had always been in effect. Thereafter, we calculate it as if the current payment schedule had been in effect since the premium recalculation date.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.


   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2005, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                                          NET TOTAL
                                                                                                            ANNUAL
                                                                                                           EXPENSES
                                                                                   FEE                    INCLUDING
                                                                                 WAIVERS                     NET
                                                                        GROSS      AND                     EXPENSES
                                                MANAGE-                 TOTAL    EXPENSE   NET TOTAL      OF UNDER-
                                                 MENT    OTHER   12B-1  ANNUAL  REIMBURSE-   ANNUAL         LYING
                                                 FEES   EXPENSES FEES  EXPENSES   MENTS    EXPENSES/1/   PORTFOLIOS/1/
                                                ------- -------- ----- -------- ---------- ----------    ------------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
BlackRock Aggressive Growth Portfolio             .73%    .06%    .00%    .79%     .00%        .79%
BlackRock Bond Income Portfolio                   .40%    .07%    .00%    .47%     .00%        .47%/2/
BlackRock Diversified Portfolio                   .44%    .06%    .00%    .50%     .00%        .50%
BlackRock Investment Trust Portfolio              .49%    .06%    .00%    .55%     .00%        .55%
BlackRock Large Cap Value Portfolio               .70%    .15%    .00%    .85%     .00%        .85%
BlackRock Legacy Large Cap Growth Portfolio       .73%    .07%    .00%    .80%     .00%        .80%
BlackRock Money Market Portfolio                  .35%    .07%    .00%    .42%     .01%        .41%/2/
BlackRock Strategic Value Portfolio               .83%    .06%    .00%    .89%     .00%        .89%
Davis Venture Value Portfolio                     .72%    .04%    .00%    .76%     .00%        .76%
FI International Stock Portfolio                  .86%    .20%    .00%   1.06%     .00%       1.06%
FI Large Cap Portfolio                            .80%    .06%    .00%    .86%     .00%        .86%/2,3/
FI Mid Cap Opportunities Portfolio                .68%    .07%    .00%    .75%     .00%        .75%
FI Value Leaders Portfolio                        .66%    .07%    .00%    .73%     .00%        .73%
Franklin Templeton Small Cap Growth Portfolio     .90%    .23%    .00%   1.13%     .00%       1.13%
Harris Oakmark Focused Value Portfolio            .73%    .04%    .00%    .77%     .00%        .77%
Harris Oakmark Large Cap Value Portfolio          .72%    .06%    .00%    .78%     .00%        .78%
Jennison Growth Portfolio                         .64%    .05%    .00%    .69%     .00%        .69%
Lehman Brothers Aggregate Bond Index Portfolio    .25%    .06%    .00%    .31%     .01%        .30%/2/
Loomis Sayles Small Cap Portfolio                 .90%    .08%    .00%    .98%     .05%        .93%/2/
MetLife Mid Cap Stock Index Portfolio             .25%    .09%    .00%    .34%     .01%        .33%/2/
MetLife Stock Index Portfolio                     .25%    .04%    .00%    .29%     .01%        .28%/2/
MFS Total Return Portfolio                        .57%    .16%    .00%    .73%     .00%        .73%/4/
Morgan Stanley EAFE Index Portfolio               .30%    .22%    .00%    .52%     .01%        .51%/2/
Neuberger Berman Mid Cap Value Portfolio          .67%    .09%    .00%    .76%     .00%        .76%
Oppenheimer Global Equity Portfolio               .60%    .33%    .00%    .93%     .00%        .93%
Russell 2000 Index Portfolio                      .25%    .11%    .00%    .36%     .01%        .35%/2/
T. Rowe Price Large Cap Growth Portfolio          .60%    .12%    .00%    .72%     .00%        .72%/2/
T. Rowe Price Small Cap Growth Portfolio          .51%    .09%    .00%    .60%     .00%        .60%

                                                                                                           NET TOTAL
                                                                                                             ANNUAL
                                                                                                            EXPENSES
                                                                                   FEE                     INCLUDING
                                                                                 WAIVERS                      NET
                                                                        GROSS      AND                      EXPENSES
                                                MANAGE-                 TOTAL    EXPENSE   NET TOTAL       OF UNDER-
                                                 MENT    OTHER   12B-1  ANNUAL  REIMBURSE-   ANNUAL          LYING
                                                 FEES   EXPENSES FEES  EXPENSES   MENTS    EXPENSES/1/    PORTFOLIOS/1/
                                                ------- -------- ----- -------- ---------- ----------     ------------
Western Asset Management Strategic Bond
  Opportunities Portfolio                         .65%     .10%   .00%    .75%      .00%       .75%
Western Asset Management U.S. Government
  Portfolio                                       .54%     .07%   .00%    .61%      .00%       .61%
Zenith Equity Portfolio                           .00%     .01%   .00%    .01%      .00%       .01%           .73%/5/
MetLife Conservative Allocation Portfolio         .10%     .95%   .00%   1.05%      .95%       .10%/2/        .73%/6/
MetLife Conservative to Moderate Allocation
  Portfolio                                       .10%     .31%   .00%    .41%      .31%       .10%/2/        .75%/6/
MetLife Moderate Allocation Portfolio             .10%     .19%   .00%    .29%      .19%       .10%/2/        .79%/6/
MetLife Moderate to Aggressive Allocation
  Portfolio                                       .10%     .24%   .00%    .34%      .24%       .10%/2/        .81%/6/
MetLife Aggressive Allocation Portfolio           .10%    1.66%   .00%   1.76%     1.66%       .10%/2/        .82%/6/

MET INVESTORS SERIES TRUST (CLASS A SHARES)
Cyclical Growth & Income ETF Portfolio            .45%    3.03%   .00%   3.48%     2.93%       .55%/7/        .88%/8,9/
Cyclical Growth ETF Portfolio                     .45%    1.89%   .00%   2.34%     1.79%       .55%/7/        .93%/8,9/
Harris Oakmark International Portfolio            .82%     .13%   .00%    .95%      .00%       .95%/7/
Janus Aggressive Growth Portfolio                 .67%     .05%   .00%    .72%      .00%       .72%/7/
Lazard Mid-Cap Portfolio                          .70%     .10%   .00%    .80%      .00%       .80%/7,10/
Legg Mason Value Equity Portfolio                 .70%    7.57%   .00%   8.27%     7.47%       .80%/7,11/
Lord Abbett Bond Debenture Portfolio              .51%     .05%   .00%    .56%      .00%       .56%
Met/AIM Small Cap Growth Portfolio                .90%     .10%   .00%   1.00%      .00%      1.00%/7,12/
MFS Research International Portfolio              .74%     .22%   .00%    .96%      .00%       .96%/7,12/
Neuberger Berman Real Estate Portfolio            .67%     .03%   .00%    .70%      .00%       .70%/7/
Oppenheimer Capital Appreciation Portfolio        .59%     .10%   .00%    .69%      .00%       .69%/7,12/
PIMCO Inflation Protected Bond Portfolio          .50%     .05%   .00%    .55%      .00%       .55%/7/
PIMCO Total Return Portfolio                      .50%     .07%   .00%    .57%      .00%       .57%/12/
RCM Global Technology Portfolio                   .92%     .27%   .00%   1.19%      .00%      1.19%/7,12/
T. Rowe Price Mid-Cap Growth Portfolio            .75%     .07%   .00%    .82%      .00%       .82%/7/

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL
  CLASS SHARES)
VIP Equity-Income Portfolio                       .47%     .09%   .00%    .56%      .00%       .56%
VIP Overseas Portfolio                            .72%     .17%   .00%    .89%      .00%       .89%

AMERICAN FUNDS INSURANCE SERIES (CLASS 2
  SHARES)
American Funds Bond Fund                          .43%     .01%   .25%    .69%      .00%       .69%
American Funds Global Small Capitalization Fund   .74%     .05%   .25%   1.04%      .00%      1.04%
American Funds Growth Fund                        .33%     .02%   .25%    .60%      .00%       .60%
American Funds Growth-Income Fund                 .28%     .01%   .25%    .54%      .00%       .54%

--------

/1/ Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.
/2/ Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual

   Expenses of these Portfolios will not exceed, at any time prior to April 30, 2007, the following percentages: .10% for the MetLife Conservative Allocation Portfolio, .10% for the MetLife Conservative to Moderate Allocation Portfolio, .10% for the MetLife Moderate Allocation Portfolio, .10% for the MetLife Moderate to Aggressive Allocation Portfolio, .10% for the MetLife Aggressive Allocation Portfolio and .95% for the FI Large Cap Portfolio. Under the agreement, if certain conditions are met, these Portfolios may reimburse MetLife Advisers for fees waived and Expenses paid if, in the future, actual Expenses are less than these expense limits. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .05% for the Loomis Sayles Small Cap Portfolio, .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the MetLife Mid Cap Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, .025% on assets in excess of $1 billion and less than $2 billion for the BlackRock Bond Income Portfolio, .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio and .015% on the first $50 million of assets for the T. Rowe Price Large Cap Growth Portfolio.
/3/ The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.
/4/ The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.
/5/ The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (the "Underlying Portfolios"). The Portfolio has its own operating expenses and bears its pro-rata portion of the operating expenses of the Underlying Portfolios, including the management fee. For the year ended December 31, 2005, Gross Total Annual Expenses and Net Total Annual Expenses for the Underlying Portfolios were .72%. Policy Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Portfolio.
/6/ This Portfolio is a fund of funds that invests substantially all of its assets in other Portfolios of the Met Series Fund and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The expenses of the underlying portfolios, AFTER applicable fee waivers and expense reimbursements, are:
     .63% for the MetLife Conservative Allocation Portfolio, .65% for the MetLife Conservative to Moderate Allocation Portfolio, .69% for the MetLife Moderate Allocation Portfolio, .71% for the MetLife Moderate to Aggressive Allocation Portfolio and .72% for the MetLife Aggressive Allocation Portfolio. The gross total annual operating expenses of the Portfolios, including the total operating expenses of the underlying portfolios BEFORE any applicable fee waivers and expense reimbursements, are: 1.68% for the MetLife Conservative Allocation Portfolio, 1.06% for the MetLife Conservative to Moderate Allocation Portfolio, .98% for the MetLife Moderate Allocation Portfolio, 1.05% for the MetLife Moderate to Aggressive Allocation Portfolio and 2.48% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. Total annual portfolio expenses for the Portfolios are annualized based on the Portfolios' May 1, 2005 start date.
/7/ Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage costs or other extraordinary expenses ) will not exceed, at any time prior to April 30, 2007, the following percentages: .55% for the Cyclical Growth & Income ETF Portfolio, .55% for the Cyclical Growth ETF Portfolio, 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .80% for the Lazard Mid-Cap Portfolio, .80% for the Legg Mason Value Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, .65% for PIMCO Inflation Protected Bond Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the
     T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met

   Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to certain brokerage commission recaptures not shown in the table, actual Net Total Annual Expenses for the RCM Global Technology Portfolio were 1.10% for the year ended December 31, 2005.
/8/ Each Portfolio was designed on established principles of asset allocation. Each Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The estimated expenses of the Underlying ETFs and other investment companies are: 0.33% for the Cyclical Growth & Income ETF Portfolio, and 0.38% for the Cyclical Growth ETF Portfolio. The estimated expenses of the Underlying ETFs and other investment companies are based upon a weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2005 (or in the case of Vanguard/(R)/ U.S. Sector Index Funds, for the fiscal year ended August 31, 2005) according to such Underlying ETFs' and other investment companies' allocation targets in place as of December 31, 2005. See the prospectus for the Portfolios for a description of the allocation targets for each Portfolio.
/9/ Total annual portfolio expenses for these Portfolios are annualized from the October 1, 2005 start date for the Class B Shares of these Portfolios and excluding the 12b-1 Fee that applies under that class.
/10/ The management fee has been restated to reflect a new management fee schedule that became effective on December 19, 2005.
/11/ Total annual portfolio expenses for the Legg Mason Value Equity Portfolio are annualized based on the months the Portfolio was in operation in 2005. The Legg Mason Value Equity Portfolio commenced operations on November 1, 2005.
/12/ Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts:, .04% for the Met/AIM Small Cap Growth Portfolio, .05% for the MFS Research International Portfolio, .05% for the Oppenheimer Capital Appreciation Portfolio, .01% for the PIMCO Total Return Portfolio and .14% for the RCM Global Technology Portfolio.

   THE FEE AND EXPENSE INFORMATION REGARDING THE ELIGIBLE FUNDS WAS PROVIDED BY THOSE ELIGIBLE FUNDS. FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH NELICO.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS




   An investment adviser (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory, LLC) or subadviser of an Eligible Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Eligible Funds. The amount of the compensation is not deducted from Eligible Fund assets and does not decrease the Eligible Fund's investment return. The amount of the compensation is based on a percentage of assets of the Eligible Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment advisers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies". Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Fund. We may benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Tables - Annual Eligible Fund Operating Expenses") for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the investment portfolio's prospectus. (See "Fee Tables -

Annual Eligible Fund Expenses") The payments are deducted from assets of the Eligible Funds and are paid to our Distributor. These payments decrease the Eligible Fund's investment return.

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for the services it provides in marketing the Funds' shares in connection with the Policies.

SELECTION OF THE ELIGIBLE FUNDS

   We select the Eligible Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Eligible Funds based on recommendations made by selling firms. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy owners. We do not provide investment advice and do not recommend or endorse any particular Eligible Fund.


                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:




METROPOLITAN SERIES FUND, INC.                               ADVISER: METLIFE ADVISERS, LLC

ELIGIBLE FUND                       SUB-ADVISER              INVESTMENT OBJECTIVE
-------------                       -----------              --------------------
BlackRock Aggressive Growth         BlackRock Advisors, Inc. Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio     BlackRock Advisors, Inc. A competitive total return primarily from investing in fixed-income securities.

BlackRock Diversified Portfolio     BlackRock Advisors, Inc. High total return while attempting to limit investment risk and preserve capital.

BlackRock Investment Trust          BlackRock Advisors, Inc. Long-term growth of capital and income.
Portfolio

BlackRock Large Cap Value Portfolio BlackRock Advisors, Inc. Long-term growth of capital.

BlackRock Legacy Large Cap          BlackRock Advisors, Inc. Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/1/ BlackRock Advisors, Inc. A high level of current income consistent with preservation of capital.

ELIGIBLE FUND                       SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                       -----------                 --------------------
BlackRock Strategic Value Portfolio BlackRock Advisors, Inc.    High total return, consisting principally of
                                                                capital appreciation.

Davis Venture Value Portfolio       Davis Selected Advisers,    Growth of capital.
                                    L.P./2/

FI International Stock Portfolio    Fidelity Management &       Long-term growth of capital.
                                    Research Company

FI Large Cap Portfolio              Fidelity Management &       Long-term growth of capital.
                                    Research Company

FI Mid Cap Opportunities Portfolio  Fidelity Management &       Long-term growth of capital.
                                    Research Company

FI Value Leaders Portfolio          Fidelity Management &       Long-term growth of capital.
                                    Research Company

Franklin Templeton Small Cap        Franklin Advisers, Inc.     Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value        Harris Associates L.P.      Long-term capital appreciation.
Portfolio

Harris Oakmark Large Cap Value      Harris Associates L.P.      Long-term capital appreciation.
Portfolio

Jennison Growth Portfolio           Jennison Associates LLC     Long-term growth of capital.

Lehman Brothers Aggregate Bond      Metropolitan Life Insurance To equal the performance of the Lehman
Index Portfolio                     Company                     Brothers Aggregate Bond Index.

Loomis Sayles Small Cap Portfolio   Loomis, Sayles &            Long-term capital growth from investments in
                                    Company, L.P.               common stocks or other equity securities.

MetLife Mid Cap Stock Index         Metropolitan Life Insurance To equal the performance of the Standard &
Portfolio                           Company                     Poor's MidCap 400 Composite Stock Price
                                                                Index.

MetLife Stock Index Portfolio       Metropolitan Life Insurance To equal the performance of the Standard &
                                    Company                     Poor's 500 Composite Stock Price Index.

MFS Total Return Portfolio          Massachusetts Financial     Favorable total return through investment in a
                                    Services Company            diversified portfolio.

Morgan Stanley EAFE Index           Metropolitan Life Insurance To equal the performance of the MSCI EAFE
Portfolio                           Company                     Index.

Neuberger Berman Mid Cap Value      Neuberger Berman            Capital growth.
Portfolio                           Management Inc.

Oppenheimer Global Equity Portfolio OppenheimerFunds, Inc.      Capital appreciation.

Russell 2000 Index Portfolio        Metropolitan Life Insurance To equal the return of the Russell 2000 Index.
                                    Company

T. Rowe Price Large Cap Growth      T. Rowe Price Associates,   Long-term growth of capital and, secondarily,
Portfolio                           Inc.                        dividend income.

T. Rowe Price Small Cap Growth      T. Rowe Price Associates,   Long-term capital growth.
Portfolio                           Inc.

Western Asset Management            Western Asset               To maximize total return consistent with
Strategic Bond Opportunities        Management Company/3/       preservation of capital.
Portfolio (formerly, Salomon
Brothers Strategic Bond
Opportunities Portfolio)

ELIGIBLE FUND                       SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                       -----------                --------------------
Western Asset Management U.S.       Western Asset              To maximize total return consistent with
Government Portfolio (formerly,     Management Company/3/      preservation of capital and maintenance of
Salomon Brothers U.S. Government                               liquidity.
Portfolio)

Zenith Equity Portfolio/4/          N/A                        Long-term capital appreciation.

MetLife Conservative Allocation     N/A                        A high level of current income, with growth of
Portfolio                                                      capital as a secondary objective.

MetLife Conservative to Moderate    N/A                        A high total return in the form of income and
Allocation Portfolio                                           growth of capital, with a greater emphasis on
                                                               income.

MetLife Moderate Allocation         N/A                        A balance between a high level of current
Portfolio                                                      income and growth of capital, with a greater
                                                               emphasis on growth of capital.

MetLife Moderate to Aggressive      N/A                        Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation       N/A                        Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                                     ADVISER: MET INVESTORS ADVISORY LLC

ELIGIBLE FUND                       SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                       -----------                --------------------
Cyclical Growth & Income ETF        Gallatin Asset Management, Growth of capital and income.
Portfolio                           Inc.

Cyclical Growth ETF Portfolio       Gallatin Asset Management, Growth of capital.
                                    Inc.

Harris Oakmark International        Harris Associates L.P.     Long-term capital appreciation.
Portfolio

Janus Aggressive Growth Portfolio   Janus Capital Management   Long-term growth of capital.
                                    LLC

Lazard Mid-Cap Portfolio (formerly, Lazard Asset Management    Long-term capital appreciation.
Met/AIM Mid Cap Core Equity         LLC/5/
Portfolio)

Legg Mason Value Equity Portfolio   Legg Mason Capital         Long-term growth of capital.
                                    Management, Inc.

Lord Abbett Bond Debenture          Lord, Abbett & Co. LLC     High current income and the opportunity for
Portfolio                                                      capital appreciation to produce a high total
                                                               return.

Met/AIM Small Cap Growth Portfolio  A I M Capital Management,  Long-term growth of capital.
                                    Inc.

MFS Research International          Massachusetts Financial    Capital appreciation.
Portfolio                           Services Company

Neuberger Berman Real Estate        Neuberger Berman           Total return through investment in real estate
Portfolio                           Management Inc.            securities, emphasizing both capital
                                                               appreciation and current income.

Oppenheimer Capital Appreciation    OppenheimerFunds, Inc.     Capital appreciation.
Portfolio

ELIGIBLE FUND                   SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                   -----------               --------------------
PIMCO Inflation Protected Bond  Pacific Investment        Maximum real return, consistent with
Portfolio                       Management Company LLC    preservation of capital and prudent
                                                          investment management.

PIMCO Total Return Portfolio    Pacific Investment        Maximum total return, consistent with the
                                Management Company LLC    preservation of capital and prudent
                                                          investment management.

RCM Global Technology Portfolio RCM Capital Management    Capital appreciation; no consideration is given
                                LLC                       to income.

T. Rowe Price Mid-Cap Growth    T. Rowe Price Associates, Long-term growth of capital.
Portfolio                       Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS                      ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                                          COMPANY

ELIGIBLE FUND                   SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                   -----------               --------------------
VIP Equity-Income Portfolio     FMR Co., Inc.             Reasonable income. The fund will also
                                                          consider the potential for capital appreciation.
                                                          The fund's goal is to achieve a yield which
                                                          exceeds the composite yield on the securities
                                                          comprising the Standard & Poor's 500/SM/
                                                          Index.

VIP Overseas Portfolio          FMR Co., Inc.             Long-term growth of capital.

                                                          ADVISER: CAPITAL RESEARCH AND
AMERICAN FUNDS INSURANCE SERIES                           MANAGEMENT COMPANY

ELIGIBLE FUND                   SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                   -----------               --------------------
American Funds Bond Fund        N/A                       Maximize current income and preserve capital
                                                          by investing primarily in fixed-income
                                                          securities.

American Funds Global Small     N/A                       Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund      N/A                       Capital appreciation through stocks.

American Funds Growth-Income    N/A                       Capital appreciation and income.
Fund

--------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to May 1, 2006, Salomon Brothers Asset Management Inc. was the sub-adviser to this Portfolio.
/4/ The Zenith Equity Portfolio is a fund of funds that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.
/5/ Prior to December 19, 2005, AIM Capital Management, Inc. was the sub-adviser to this Portfolio.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                                   PREMIUMS

SCHEDULED PREMIUM RECALCULATION

   We recalculate the initial scheduled premium for the Policy on the anniversary when the insured is age 70, or 10 years after the Policy is issued, whichever is later. We recalculate the scheduled premium using the Policy's current cash value and assuming that guaranteed maximum charges will apply and that the Policy will earn a 4.5% net rate of return. The recalculation is done before we credit the premium and deduct the monthly charges due on that anniversary. The recalculated scheduled premium will not be less than the initial scheduled premium, and it will not be higher than the maximum scheduled premium shown on your Policy's schedule page. The recalculated scheduled premium applies to the Policy starting on the following Policy anniversary, when the insured has reached age 71 (or 11 years after the Policy is issued, whichever is later).

   If the Policy earned a net return of greater than 4.5%, if you made unscheduled payments, if less than the guaranteed maximum charges were deducted or if you made no loans or withdrawals of cash value, the increase in the scheduled premium could be reduced, or possibly avoided. Generally, the Policy's scheduled premium will not increase if the Policy's sub-accounts have earned the daily equivalent of a constant annual net rate of return (after deduction of the mortality and expense risk charge and Eligible Fund fees and expenses) of 6% to 8%, depending on the insured's age at issue, sex and underwriting class, and: you have paid each scheduled premium (and have not used the Special Premium Option to skip payments); you have made no loans, partial withdrawals, partial surrenders or unscheduled payments; and all Policy charges including cost of insurance charges do not increase above their current levels. However, variations in the rate of return, even if it averages 6% to 8%, could cause a scheduled premium increase.

   If your scheduled premium increases and you do not wish to pay the higher amount, you may (i) lapse the Policy to variable paid-up insurance (if available under your Policy) or to a fixed-benefit lapse option, (ii) take a partial surrender to reduce the Policy's face amount and cash value and keep the scheduled premium at its initial level (as long as the remaining face amount meets our minimum face amount requirement), or (iii) reduce the Policy's face amount, without reducing the Policy's cash value (except by the amount of any Surrender Charge that applies).

   For a description of how the premium recalculation affects the Policy's tabular cash value, see "Tabular Cash Value".

                             OTHER POLICY FEATURES

TRANSFER OPTION


   Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted in writing with an original signature. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy owners and other persons with interests in the Policies should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy owners, and
(2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Policy owners and other persons with interests in the Policies should be aware that some Eligible Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.

                               THE FIXED ACCOUNT

   We are not currently imposing limitations on transfers from the Fixed Account, but we reserve the right to do so.


                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy will satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

   To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the maximum rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


   The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement, there is risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.


   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO


  NAME AND PRINCIPAL
   BUSINESS ADDRESS                         PRINCIPAL BUSINESS EXPERIENCE
  ------------------    ----------------------------------------------------------------------
Michael K. Farrell***   Director of NELICO since 2004 and Senior Vice President of
                          Metropolitan Life Insurance Company since 2002.

Leland C. Launer, Jr.** Director of NELICO since 2005 and President, Institutional Business of
                          Metropolitan Life Insurance Company since 2005. Formerly,
                          Executive Vice President and Chief Investment Officer 2003-2005 of
                          Metropolitan Life Insurance Company.

Hugh C. McHaffie*       Director since 2004 and Senior Vice President of NELICO since 1999 and Senior Vice President of Metropolitan Life Insurance Company
                          since 2000.

Catherine A. Rein **    Director of NELICO since 1998 and Senior Executive Vice President and
                          Chief Administrative Officer of Metropolitan Life Insurance Company
                          since 2005. Formerly, President and Chief Executive Officer 1999-
                          2004 of Metropolitan Property and Casualty.

Stanley J. Talbi **     Director of NELICO since 2002 and Senior Vice President of
                          Metropolitan Life Insurance Company since 1974.

Michael J. Vietri****   Director of NELICO since 2005 and Executive Vice President of
                          Metropolitan Life Insurance Company since 2005. Formerly, Senior
                          Vice President 1999-2004 of Metropolitan Life Insurance Company.

Lisa M. Weber **        Chairman of the Board, President and Chief Executive Officer of NELICO
                          since 2004 and President, Individual Business of Metropolitan Life
                          Insurance Company since 2004; formerly, Director of NELICO since
                          2000 and Senior Executive Vice President and Chief Administrative
                          Officer 2001-2004 and Executive Vice President 1998-2001 of
                          Metropolitan Life.

William J. Wheeler **   Director of NELICO since 2002 and Executive Vice President and Chief
                          Financial Officer of Metropolitan Life Insurance Company since 2003.
                          Formerly, Senior Vice President 1997-2003 of Metropolitan Life.

                       EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS

    NAME AND PRINCIPAL
     BUSINESS ADDRESS                         PRINCIPAL BUSINESS EXPERIENCE
    ------------------     --------------------------------------------------------------------
Alan C. Leland, Jr.*       Senior Vice President of NELICO since 1996 and Vice President of
                             Metropolitan Life Insurance Company since 2000.

Joseph J. Prochaska, Jr.** Senior Vice President and Chief Accounting Officer of NELICO since
                             2004 and Senior Vice President and Chief Accounting Officer of
                             Metropolitan Life Insurance Company since 2003. Formerly, Senior
                             Vice President and Controller 2000-2003 of Aon Corporation.

Anthony J. Williamson**    Senior Vice President and Treasurer (Principal Financial Officer) of
                             NELICO since 2002 and Senior Vice President and Treasurer of
                             Metropolitan Life Insurance Company since 2001. Formerly, Senior
                             Vice President 1998-2001 of Metropolitan Life.

--------
   *The principal business address is 501 Boylston Street, Boston, MA 02116. **The principal business address is One MetLife Plaza, 27-01 Queens Plaza
    North, Long Island City, NY 11101.
 ***The principal business address is 10 Park Avenue, Morristown, NJ 07962.

****The principal business address is 177 South Commons Drive, Aurora, IL 60504.


                                 VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

   Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

   We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and by qualified plans. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of New England Variable Life Separate Account and New England Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products as required by new accounting guidance which became effective on January 1, 2004, and recorded the impact as a cumulative effect of changes in accounting principles. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004), included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                                 ANNUAL REPORT

                                       OF

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                                       OF

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               DECEMBER 31, 2005

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2005, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Separate Account of NELICO as of December 31, 2005, the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 22, 2006

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                        ZENITH       BLACKROCK      BLACKROCK         MFS        HARRIS OAKMARK    FI VALUE
                                        EQUITY      BOND INCOME    MONEY MARKET   TOTAL RETURN   FOCUSED VALUE      LEADERS
                                     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                     ------------   ------------   ------------   ------------   --------------   -----------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (1,833,027 Shares; cost
 $745,840,016).....................  $763,785,732   $         --   $        --    $         --    $         --    $        --
BlackRock Bond Income Portfolio
 (1,244,074 Shares; cost
 $136,375,053).....................            --    137,457,782            --              --              --             --
BlackRock Money Market Portfolio
 (932,100 Shares; cost
 $93,209,976)......................            --             --    93,209,972              --              --             --
MFS Total Return Portfolio
 (880,759 Shares; cost
 $121,087,288).....................            --             --            --     130,422,744              --             --
Harris Oakmark Focused Value
 Portfolio
 (725,731 Shares; cost
 $135,900,872).....................            --             --            --              --     192,442,084             --
FI Value Leaders Portfolio
 (435,689 Shares; cost
 $75,860,033)......................            --             --            --              --              --     84,122,825
Loomis Sayles Small Cap Portfolio
 (678,622 Shares; cost
 $127,817,045).....................            --             --            --              --              --             --
Davis Venture Value Portfolio
 (11,626,486 Shares; cost
 $290,205,038).....................            --             --            --              --              --             --
BlackRock Legacy Large Cap Growth
 Portfolio
 (10,325,473 Shares; cost
 $229,761,884).....................            --             --            --              --              --             --
Salomon Brothers U.S. Government
 Portfolio
 (478,823 Shares; cost
 $5,895,824).......................            --             --            --              --              --             --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (771,572 Shares; cost
 $9,828,742).......................            --             --            --              --              --             --
MFS Investors Trust Portfolio
 (1,738,927 Shares; cost
 $14,508,227)......................            --             --            --              --              --             --
FI Mid Cap Opportunities Portfolio
 (1,840,219 Shares; cost
 $24,396,424)......................            --             --            --              --              --             --
Jennison Growth Portfolio
 (662,632 Shares; cost
 $6,857,242).......................            --             --            --              --              --             --
Russell 2000 Index Portfolio
 (1,791,415 Shares; cost
 $20,764,806)......................            --             --            --              --              --             --
FI International Stock Portfolio
 (3,608,983 Shares; cost
 $33,985,428)......................            --             --            --              --              --             --
BlackRock Strategic Value Portfolio
 (3,809,706 Shares; cost
 $56,380,625)......................            --             --            --              --              --             --
MetLife Stock Index Portfolio
 (6,468,011 Shares; cost
 $195,278,913).....................            --             --            --              --              --             --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,781,239 Shares; cost
 $30,332,009)......................            --             --            --              --              --             --
Morgan Stanley EAFE Index Portfolio
 (1,034,976 Shares; cost
 $10,921,280)......................            --             --            --              --              --             --
MetLife Mid Cap Stock Index
 Portfolio
 (986,176 Shares; cost
 $11,811,589)......................            --             --            --              --              --             --
Franklin Templeton Small Cap Growth
 Portfolio
 (653,229 Shares; cost
 $6,058,561).......................            --             --            --              --              --             --
BlackRock Investment Trust
 Portfolio
 (60,039 Shares; cost
 $1,487,190).......................            --             --            --              --              --             --
BlackRock Large Cap Value Portfolio
 (427,000 Shares; cost
 $4,866,461).......................            --             --            --              --              --             --
Neuberger Berman Mid Cap Value
 Portfolio
 (1,581,184 Shares; cost
 $29,106,021)......................            --             --            --              --              --             --
Harris Oakmark Large Cap Value
 Portfolio
 (1,027,860 Shares; cost
 $12,957,611)......................            --             --            --              --              --             --
T. Rowe Price Large Cap Growth
 Portfolio
 (454,997 Shares; cost
 $5,699,159).......................            --             --            --              --              --             --
T. Rowe Price Small Cap Growth
 Portfolio
 (152,457 Shares; cost
 $2,151,591).......................            --             --            --              --              --             --
Oppenheimer Global Equity Portfolio
 (165,153 Shares; cost
 $2,312,366).......................            --             --            --              --              --             --
BlackRock Aggressive Growth
 Portfolio
 (36,178 Shares; cost $749,093)....            --             --            --              --              --             --
BlackRock Diversified Portfolio
 (192,877 Shares; cost
 $3,061,706).......................            --             --            --              --              --             --
                                     ------------   ------------   -----------    ------------    ------------    -----------
Total Investments..................   763,785,732    137,457,782    93,209,972     130,422,744     192,442,084     84,122,825
Cash and Accounts Receivable.......            --             --            --              --              --             --
                                     ------------   ------------   -----------    ------------    ------------    -----------
Total Assets.......................   763,785,732    137,457,782    93,209,972     130,422,744     192,442,084     84,122,825
LIABILITIES:
Due to New England Life Insurance
 Company...........................    (3,248,524)      (857,308)     (962,972)       (822,892)     (1,066,145)      (524,795)
                                     ------------   ------------   -----------    ------------    ------------    -----------
NET ASSETS.........................  $760,537,208   $136,600,474   $92,247,000    $129,599,852    $191,375,939    $83,598,030
                                     ============   ============   ===========    ============    ============    ===========

                                     LOOMIS SAYLES
                                       SMALL CAP
                                      SUB-ACCOUNT
                                     -------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (1,833,027 Shares; cost
 $745,840,016).....................  $         --
BlackRock Bond Income Portfolio
 (1,244,074 Shares; cost
 $136,375,053).....................            --
BlackRock Money Market Portfolio
 (932,100 Shares; cost
 $93,209,976)......................            --
MFS Total Return Portfolio
 (880,759 Shares; cost
 $121,087,288).....................            --
Harris Oakmark Focused Value
 Portfolio
 (725,731 Shares; cost
 $135,900,872).....................            --
FI Value Leaders Portfolio
 (435,689 Shares; cost
 $75,860,033)......................            --
Loomis Sayles Small Cap Portfolio
 (678,622 Shares; cost
 $127,817,045).....................   157,976,369
Davis Venture Value Portfolio
 (11,626,486 Shares; cost
 $290,205,038).....................            --
BlackRock Legacy Large Cap Growth
 Portfolio
 (10,325,473 Shares; cost
 $229,761,884).....................            --
Salomon Brothers U.S. Government
 Portfolio
 (478,823 Shares; cost
 $5,895,824).......................            --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (771,572 Shares; cost
 $9,828,742).......................            --
MFS Investors Trust Portfolio
 (1,738,927 Shares; cost
 $14,508,227)......................            --
FI Mid Cap Opportunities Portfolio
 (1,840,219 Shares; cost
 $24,396,424)......................            --
Jennison Growth Portfolio
 (662,632 Shares; cost
 $6,857,242).......................            --
Russell 2000 Index Portfolio
 (1,791,415 Shares; cost
 $20,764,806)......................            --
FI International Stock Portfolio
 (3,608,983 Shares; cost
 $33,985,428)......................            --
BlackRock Strategic Value Portfolio
 (3,809,706 Shares; cost
 $56,380,625)......................            --
MetLife Stock Index Portfolio
 (6,468,011 Shares; cost
 $195,278,913).....................            --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,781,239 Shares; cost
 $30,332,009)......................            --
Morgan Stanley EAFE Index Portfolio
 (1,034,976 Shares; cost
 $10,921,280)......................            --
MetLife Mid Cap Stock Index
 Portfolio
 (986,176 Shares; cost
 $11,811,589)......................            --
Franklin Templeton Small Cap Growth
 Portfolio
 (653,229 Shares; cost
 $6,058,561).......................            --
BlackRock Investment Trust
 Portfolio
 (60,039 Shares; cost
 $1,487,190).......................            --
BlackRock Large Cap Value Portfolio
 (427,000 Shares; cost
 $4,866,461).......................            --
Neuberger Berman Mid Cap Value
 Portfolio
 (1,581,184 Shares; cost
 $29,106,021)......................            --
Harris Oakmark Large Cap Value
 Portfolio
 (1,027,860 Shares; cost
 $12,957,611)......................            --
T. Rowe Price Large Cap Growth
 Portfolio
 (454,997 Shares; cost
 $5,699,159).......................            --
T. Rowe Price Small Cap Growth
 Portfolio
 (152,457 Shares; cost
 $2,151,591).......................            --
Oppenheimer Global Equity Portfolio
 (165,153 Shares; cost
 $2,312,366).......................            --
BlackRock Aggressive Growth
 Portfolio
 (36,178 Shares; cost $749,093)....            --
BlackRock Diversified Portfolio
 (192,877 Shares; cost
 $3,061,706).......................            --
                                     ------------
Total Investments..................   157,976,369
Cash and Accounts Receivable.......            --
                                     ------------
Total Assets.......................   157,976,369
LIABILITIES:
Due to New England Life Insurance
 Company...........................      (862,330)
                                     ------------
NET ASSETS.........................  $157,114,039
                                     ============

                       See Notes to Financial Statements.

                    BLACKROCK LEGACY
        DAVIS            LARGE         SALOMON BROTHERS        SALOMON BROTHERS        MFS INVESTORS    FI MID CAP      JENNISON
    VENTURE VALUE      CAP GROWTH      U.S. GOVERNMENT          STRATEGIC BOND             TRUST       OPPORTUNITIES     GROWTH
     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      OPPORTUNITIES SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
    -------------   ----------------   ----------------   --------------------------   -------------   -------------   -----------
    $         --      $         --        $       --              $       --            $        --     $        --    $       --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
     359,374,687                --                --                      --                     --              --            --
              --       224,062,763                --                      --                     --              --            --
              --                --         5,851,219                      --                     --              --            --
              --                --                --               9,814,394                     --              --            --
              --                --                --                      --             17,006,704
              --                --                --                      --                     --      32,148,617            --
              --                --                --                      --                     --              --     8,203,381
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
    ------------      ------------        ----------              ----------            -----------     -----------    ----------
     359,374,687       224,062,763         5,851,219               9,814,394             17,006,704      32,148,617     8,203,381
              --                --           137,757                      --                     --              --            --
    ------------      ------------        ----------              ----------            -----------     -----------    ----------
     359,374,687       224,062,763         5,988,976               9,814,394             17,006,704      32,148,617     8,203,381
      (2,220,748)       (1,494,212)               --                (301,436)              (191,354)       (240,696)     (102,200)
    ------------      ------------        ----------              ----------            -----------     -----------    ----------
    $357,153,939      $222,568,551        $5,988,976              $9,512,958            $16,815,350     $31,907,921    $8,101,181
    ============      ============        ==========              ==========            ===========     ===========    ==========


       RUSSELL
     2000 INDEX
     SUB-ACCOUNT
     -----------
     $        --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
      24,936,492
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
     -----------
      24,936,492
              --
     -----------
      24,936,492
        (182,841)
     -----------
     $24,753,651
     ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                            FI INTERNATIONAL      BLACKROCK        METLIFE        LEHMAN BROTHERS
                                                 STOCK         STRATEGIC VALUE   STOCK INDEX    AGGREGATE BOND INDEX
                                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                                            ----------------   ---------------   ------------   --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (1,833,027 Shares; cost $745,840,016)....    $        --        $        --     $         --       $        --
BlackRock Bond Income Portfolio
 (1,244,074 Shares; cost $136,375,053)....             --                 --               --                --
BlackRock Money Market Portfolio
 (932,100 Shares; cost $93,209,976).......             --                 --               --                --
MFS Total Return Portfolio
 (880,759 Shares; cost $121,087,288)......             --                 --               --                --
Harris Oakmark Focused Value Portfolio
 (725,731 Shares; cost $135,900,872)......             --                 --               --                --
FI Value Leaders Portfolio
 (435,689 Shares; cost $75,860,033).......             --                 --               --                --
Loomis Sayles Small Cap Portfolio
 (678,622 Shares; cost $127,817,045)......             --                 --               --                --
Davis Venture Value Portfolio
 (11,626,486 Shares; cost $290,205,038)...             --                 --               --                --
BlackRock Legacy Large Cap Growth
 Portfolio
 (10,325,473 Shares; cost $229,761,884)...             --                 --               --                --
Salomon Brothers U.S. Government Portfolio
 (478,823 Shares; cost $5,895,824)........             --                 --               --                --
Salomon Brothers Strategic Bond
 Opportunities Portfolio (771,572 Shares;
 cost $9,828,742).........................             --                 --               --                --
MFS Investors Trust Portfolio
 (1,738,927 Shares; cost $14,508,227).....             --                 --               --                --
FI Mid Cap Opportunities Portfolio
 (1,840,219 Shares; cost $24,396,424).....             --                 --               --                --
Jennison Growth Portfolio
 (662,632 Shares; cost $6,857,242)........             --                 --               --                --
Russell 2000 Index Portfolio
 (1,791,415 Shares; cost $20,764,806).....             --                 --               --                --
FI International Stock Portfolio
 (3,608,983 Shares; cost $33,985,428).....     48,649,097                 --               --                --
BlackRock Strategic Value Portfolio
 (3,809,706 Shares; cost $56,380,625).....             --         70,708,144               --                --
MetLife Stock Index Portfolio
 (6,468,011 Shares; cost $195,278,913)....             --                 --      214,737,969                --
Lehman Brothers Aggregate Bond Index
 Portfolio (2,781,239 Shares; cost
 $30,332,009).............................             --                 --               --        30,065,191
Morgan Stanley EAFE Index Portfolio
 (1,034,976 Shares; cost $10,921,280).....             --                 --               --                --
MetLife Mid Cap Stock Index Portfolio
 (986,176 Shares; cost $11,811,589).......             --                 --               --                --
Franklin Templeton Small Cap Growth
 Portfolio
 (653,229 Shares; cost $6,058,561)........             --                 --               --                --
BlackRock Investment Trust Portfolio
 (60,039 Shares; cost $1,487,190).........             --                 --               --                --
BlackRock Large Cap Value Portfolio
 (427,000 Shares; cost $4,866,461)........             --                 --               --                --
Neuberger Berman Mid Cap Value Portfolio
 (1,581,184 Shares; cost $29,106,021).....             --                 --               --                --
Harris Oakmark Large Cap Value Portfolio
 (1,027,860 Shares; cost $12,957,611).....             --                 --               --                --
T. Rowe Price Large Cap Growth Portfolio
 (454,997 Shares; cost $5,699,159)........             --                 --               --                --
T. Rowe Price Small Cap Growth Portfolio
 (152,457 Shares; cost $2,151,591)........             --                 --               --                --
Oppenheimer Global Equity Portfolio
 (165,153 Shares; cost $2,312,366)........             --                 --               --                --
BlackRock Aggressive Growth Portfolio
 (36,178 Shares; cost $749,093)...........             --                 --               --                --
BlackRock Diversified Portfolio
 (192,877 Shares; cost $3,061,706)........             --                 --               --                --
                                              -----------        -----------     ------------       -----------
Total Investments.........................     48,649,097         70,708,144      214,737,969        30,065,191
Cash and Accounts Receivable..............             --                 --               --                --
                                              -----------        -----------     ------------       -----------
Total Assets..............................     48,649,097         70,708,144      214,737,969        30,065,191
LIABILITIES:
Due to New England Life Insurance
 Company..................................       (333,150)          (470,797)      (1,352,801)         (231,512)
                                              -----------        -----------     ------------       -----------
NET ASSETS................................    $48,315,947        $70,237,347     $213,385,168       $29,833,679
                                              ===========        ===========     ============       ===========


                                            MORGAN STANLEY         METLIFE         FRANKLIN TEMPLETON
                                              EAFE INDEX     MID CAP STOCK INDEX    SMALL CAP GROWTH
                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                            --------------   -------------------   ------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (1,833,027 Shares; cost $745,840,016)....   $        --         $        --           $       --
BlackRock Bond Income Portfolio
 (1,244,074 Shares; cost $136,375,053)....            --                  --                   --
BlackRock Money Market Portfolio
 (932,100 Shares; cost $93,209,976).......            --                  --                   --
MFS Total Return Portfolio
 (880,759 Shares; cost $121,087,288)......            --                  --                   --
Harris Oakmark Focused Value Portfolio
 (725,731 Shares; cost $135,900,872)......            --                  --                   --
FI Value Leaders Portfolio
 (435,689 Shares; cost $75,860,033).......            --                  --                   --
Loomis Sayles Small Cap Portfolio
 (678,622 Shares; cost $127,817,045)......            --                  --                   --
Davis Venture Value Portfolio
 (11,626,486 Shares; cost $290,205,038)...            --                  --                   --
BlackRock Legacy Large Cap Growth
 Portfolio
 (10,325,473 Shares; cost $229,761,884)...            --                  --                   --
Salomon Brothers U.S. Government Portfolio
 (478,823 Shares; cost $5,895,824)........            --                  --                   --
Salomon Brothers Strategic Bond
 Opportunities Portfolio (771,572 Shares;
 cost $9,828,742).........................            --                  --                   --
MFS Investors Trust Portfolio
 (1,738,927 Shares; cost $14,508,227).....            --                  --                   --
FI Mid Cap Opportunities Portfolio
 (1,840,219 Shares; cost $24,396,424).....            --                  --                   --
Jennison Growth Portfolio
 (662,632 Shares; cost $6,857,242)........            --                  --                   --
Russell 2000 Index Portfolio
 (1,791,415 Shares; cost $20,764,806).....            --                  --                   --
FI International Stock Portfolio
 (3,608,983 Shares; cost $33,985,428).....            --                  --                   --
BlackRock Strategic Value Portfolio
 (3,809,706 Shares; cost $56,380,625).....            --                  --                   --
MetLife Stock Index Portfolio
 (6,468,011 Shares; cost $195,278,913)....            --                  --                   --
Lehman Brothers Aggregate Bond Index
 Portfolio (2,781,239 Shares; cost
 $30,332,009).............................            --                  --                   --
Morgan Stanley EAFE Index Portfolio
 (1,034,976 Shares; cost $10,921,280).....    13,402,943                  --                   --
MetLife Mid Cap Stock Index Portfolio
 (986,176 Shares; cost $11,811,589).......            --          14,230,522                   --
Franklin Templeton Small Cap Growth
 Portfolio
 (653,229 Shares; cost $6,058,561)........            --                  --            6,813,183
BlackRock Investment Trust Portfolio
 (60,039 Shares; cost $1,487,190).........            --                  --                   --
BlackRock Large Cap Value Portfolio
 (427,000 Shares; cost $4,866,461)........            --                  --                   --
Neuberger Berman Mid Cap Value Portfolio
 (1,581,184 Shares; cost $29,106,021).....            --                  --                   --
Harris Oakmark Large Cap Value Portfolio
 (1,027,860 Shares; cost $12,957,611).....            --                  --                   --
T. Rowe Price Large Cap Growth Portfolio
 (454,997 Shares; cost $5,699,159)........            --                  --                   --
T. Rowe Price Small Cap Growth Portfolio
 (152,457 Shares; cost $2,151,591)........            --                  --                   --
Oppenheimer Global Equity Portfolio
 (165,153 Shares; cost $2,312,366)........            --                  --                   --
BlackRock Aggressive Growth Portfolio
 (36,178 Shares; cost $749,093)...........            --                  --                   --
BlackRock Diversified Portfolio
 (192,877 Shares; cost $3,061,706)........            --                  --                   --
                                             -----------         -----------           ----------
Total Investments.........................    13,402,943          14,230,522            6,813,183
Cash and Accounts Receivable..............            --                  --                   --
                                             -----------         -----------           ----------
Total Assets..............................    13,402,943          14,230,522            6,813,183
LIABILITIES:
Due to New England Life Insurance
 Company..................................      (132,519)           (153,256)             (93,714)
                                             -----------         -----------           ----------
NET ASSETS................................   $13,270,424         $14,077,266           $6,719,469
                                             ===========         ===========           ==========

                       See Notes to Financial Statements.

                                                                HARRIS
       BLACKROCK          BLACKROCK      NEUBERGER BERMAN       OAKMARK        T. ROWE PRICE      T. ROWE PRICE      OPPENHEIMER
    INVESTMENT TRUST   LARGE CAP VALUE    MID CAP VALUE     LARGE CAP VALUE   LARGE CAP GROWTH   SMALL CAP GROWTH   GLOBAL EQUITY
      SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
    ----------------   ---------------   ----------------   ---------------   ----------------   ----------------   -------------
       $       --        $       --        $        --        $        --        $       --         $       --       $       --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
        1,669,080                --                 --                 --                --                 --               --
               --         5,363,123                 --                 --                --                 --               --
               --                --         33,173,234                 --                --                 --               --
               --                --                 --         13,454,693                --                 --               --
               --                --                 --                 --         6,156,102                 --               --
               --                --                 --                 --                --          2,306,681               --
               --                --                 --                 --                --                 --        2,497,109
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
       ----------        ----------        -----------        -----------        ----------         ----------       ----------
        1,669,080         5,363,123         33,173,234         13,454,693         6,156,102          2,306,681        2,497,109
               --                --                 --                 --                --                 --               --
       ----------        ----------        -----------        -----------        ----------         ----------       ----------
        1,669,080         5,363,123         33,173,234         13,454,693         6,156,102          2,306,681        2,497,109
          (55,756)         (137,182)          (229,667)          (125,887)          (90,776)           (57,827)         (61,468)
       ----------        ----------        -----------        -----------        ----------         ----------       ----------
       $1,613,324        $5,225,941        $32,943,567        $13,328,806        $6,065,326         $2,248,854       $2,435,641
       ==========        ==========        ===========        ===========        ==========         ==========       ==========


         BLACKROCK        BLACKROCK
     AGGRESSIVE GROWTH   DIVERSIFIED
        SUB-ACCOUNT      SUB-ACCOUNT
     -----------------   -----------
         $     --        $       --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
          812,206                --
               --         3,149,680
         --------        ----------
          812,206         3,149,680
               --                --
         --------        ----------
          812,206         3,149,680
          (34,045)          (67,213)
         --------        ----------
         $778,161        $3,082,467
         ========        ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                                  METLIFE CONSERVATIVE    METLIFE CONSERVATIVE    METLIFE MODERATE
                                                       ALLOCATION        TO MODERATE ALLOCATION      ALLOCATION
                                                      SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
                                                  --------------------   ----------------------   ----------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND
MetLife Conservative Allocation Portfolio
 (49,182 Shares; cost $505,190).................        $510,018                $     --             $       --
MetLife Conservative to Moderate Allocation
 Portfolio
 (22,561 Shares; cost $237,188).................              --                 239,143                     --
MetLife Moderate Allocation Portfolio
 (351,269 Shares; cost $3,720,658)..............              --                      --              3,800,727
MetLife Moderate to Aggressive Allocation
 Portfolio
 (259,200 Shares; cost $2,804,516)..............              --                      --                     --
MetLife Aggressive Allocation Portfolio
 (37,030 Shares; cost $402,038).................              --                      --                     --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (3,141,874 Shares; cost $137,621,352)..........              --                      --                     --
American Funds Growth-Income Portfolio
 (2,698,189 Shares; cost $85,202,415)...........              --                      --                     --
American Funds Global Small Capitalization
 Portfolio
 (2,266,037 Shares; cost $34,621,176)...........              --                      --                     --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY
 FUNDS")
Fidelity VIP Equity-Income Portfolio
 (6,317,142 Shares; cost $142,116,323)..........              --                      --                     --
Fidelity VIP Overseas Portfolio
 (6,689,722 Shares; cost $119,324,285)..........              --                      --                     --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (2,060,148 Shares; cost $14,624,430)...........              --                      --                     --
PIMCO Total Return Portfolio
 (3,603,216 Shares; cost $41,805,899)...........              --                      --                     --
RCM Global Technology Portfolio
 (738,800 Shares; cost $3,476,697)..............              --                      --                     --
Lazard Mid Cap Portfolio
 (447,770 Shares; cost $6,041,279)..............              --                      --                     --
Met/AIM Small Cap Growth Portfolio
 (277,813 Shares; cost $3,310,841)..............              --                      --                     --
Harris Oakmark International Portfolio
 (1,742,804 Shares; cost $24,159,770)...........              --                      --                     --
Janus Aggressive Growth Portfolio
 (396,771 Shares; cost $2,829,555)..............              --                      --                     --
Neuberger Berman Real Estate Portfolio
 (763,730 Shares; cost $9,756,224)..............              --                      --                     --
MFS Research International Portfolio
 (311,027 Shares; cost $3,759,757)..............              --                      --                     --
Lord Abbett Bond Debenture Portfolio
 (2,817,431 Shares; cost $34,568,149)...........              --                      --                     --
Oppenheimer Capital Appreciation Portfolio
 (17,133 Shares; cost $148,613).................              --                      --                     --
                                                        --------                --------             ----------
Total investments...............................         510,018                 239,143              3,800,727
Cash and Accounts Receivable....................              --                      --                     --
                                                        --------                --------             ----------
Total assets....................................         510,018                 239,143              3,800,727
LIABILITIES:
Due to New England Life Insurance Company.......         (15,598)                 (8,536)               (62,811)
                                                        --------                --------             ----------
NET ASSETS......................................        $494,420                $230,607             $3,737,916
                                                        ========                ========             ==========


                                                   METLIFE MODERATE TO
                                                  AGGRESSIVE ALLOCATION
                                                       SUB-ACCOUNT
                                                  ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND
MetLife Conservative Allocation Portfolio
 (49,182 Shares; cost $505,190).................       $       --
MetLife Conservative to Moderate Allocation
 Portfolio
 (22,561 Shares; cost $237,188).................               --
MetLife Moderate Allocation Portfolio
 (351,269 Shares; cost $3,720,658)..............               --
MetLife Moderate to Aggressive Allocation
 Portfolio
 (259,200 Shares; cost $2,804,516)..............        2,864,154
MetLife Aggressive Allocation Portfolio
 (37,030 Shares; cost $402,038).................               --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (3,141,874 Shares; cost $137,621,352)..........               --
American Funds Growth-Income Portfolio
 (2,698,189 Shares; cost $85,202,415)...........               --
American Funds Global Small Capitalization
 Portfolio
 (2,266,037 Shares; cost $34,621,176)...........               --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY
 FUNDS")
Fidelity VIP Equity-Income Portfolio
 (6,317,142 Shares; cost $142,116,323)..........               --
Fidelity VIP Overseas Portfolio
 (6,689,722 Shares; cost $119,324,285)..........               --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (2,060,148 Shares; cost $14,624,430)...........               --
PIMCO Total Return Portfolio
 (3,603,216 Shares; cost $41,805,899)...........               --
RCM Global Technology Portfolio
 (738,800 Shares; cost $3,476,697)..............               --
Lazard Mid Cap Portfolio
 (447,770 Shares; cost $6,041,279)..............               --
Met/AIM Small Cap Growth Portfolio
 (277,813 Shares; cost $3,310,841)..............               --
Harris Oakmark International Portfolio
 (1,742,804 Shares; cost $24,159,770)...........               --
Janus Aggressive Growth Portfolio
 (396,771 Shares; cost $2,829,555)..............               --
Neuberger Berman Real Estate Portfolio
 (763,730 Shares; cost $9,756,224)..............               --
MFS Research International Portfolio
 (311,027 Shares; cost $3,759,757)..............               --
Lord Abbett Bond Debenture Portfolio
 (2,817,431 Shares; cost $34,568,149)...........               --
Oppenheimer Capital Appreciation Portfolio
 (17,133 Shares; cost $148,613).................               --
                                                       ----------
Total investments...............................        2,864,154
Cash and Accounts Receivable....................               --
                                                       ----------
Total assets....................................        2,864,154
LIABILITIES:
Due to New England Life Insurance Company.......          (45,189)
                                                       ----------
NET ASSETS......................................       $2,818,965
                                                       ==========



                       See Notes to Financial Statements.


     METLIFE AGGRESSIVE   AMERICAN FUNDS   AMERICAN FUNDS   AMERICAN FUNDS GLOBAL   FIDELITY VIP    FIDELITY VIP
         ALLOCATION           GROWTH       GROWTH-INCOME    SMALL CAPITALIZATION    EQUITY-INCOME     OVERSEAS
        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
     ------------------   --------------   --------------   ---------------------   -------------   ------------
          $     --         $         --     $         --         $        --        $         --    $         --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
           414,738                   --               --                  --                  --              --
                --          185,307,756               --                  --                  --              --
                --                   --      102,854,962                  --                  --              --
                --                   --               --          47,858,698                  --              --
                --                   --               --                  --         161,023,955              --
                --                   --               --                  --                  --     137,875,167
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
          --------         ------------     ------------         -----------        ------------    ------------
           414,738          185,307,756      102,854,962          47,858,698         161,023,955     137,875,167
                --                   --               --                  --                  --              --
          --------         ------------     ------------         -----------        ------------    ------------
           414,738          185,307,756      102,854,962          47,858,698         161,023,955     137,875,167
            (9,408)            (964,892)        (522,886)           (269,831)         (1,003,854)       (736,956)
          --------         ------------     ------------         -----------        ------------    ------------
          $405,330         $184,342,864     $102,332,076         $47,588,867        $160,020,101    $137,138,211
          ========         ============     ============         ===========        ============    ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005


                                                  T. ROWE PRICE       PIMCO       RCM GLOBAL      LAZARD
                                                  MID-CAP GROWTH   TOTAL RETURN   TECHNOLOGY      MID-CAP
                                                   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                                  --------------   ------------   -----------   -----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND
MetLife Conservative Allocation Portfolio
 (49,182 Shares; cost $505,190).................   $        --     $        --    $       --    $       --
MetLife Conservative to Moderate Allocation
 Portfolio
 (22,561 Shares; cost $237,188).................            --              --            --            --
MetLife Moderate Allocation Portfolio
 (351,269 Shares; cost $3,720,658)..............            --              --            --            --
MetLife Moderate to Aggressive Allocation
 Portfolio
 (259,200 Shares; cost $2,804,516)..............            --              --            --            --
MetLife Aggressive Allocation Portfolio
 (37,030 Shares; cost $402,038).................            --              --            --            --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (3,141,874 Shares; cost $137,621,352)..........            --              --            --            --
American Funds Growth-Income Portfolio
 (2,698,189 Shares; cost $85,202,415)...........            --              --            --            --
American Funds Global Small Capitalization
 Portfolio
 (2,266,037 Shares; cost $34,621,176)...........            --              --            --            --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY
 FUNDS")
Fidelity VIP Equity-Income Portfolio
 (6,317,142 Shares; cost $142,116,323)..........            --              --            --            --
Fidelity VIP Overseas Portfolio
 (6,689,722 Shares; cost $119,324,285)..........            --              --            --            --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (2,060,148 Shares; cost $14,624,430)...........    17,490,658              --            --            --
PIMCO Total Return Portfolio
 (3,603,216 Shares; cost $41,805,899)...........            --      41,797,308            --            --
RCM Global Technology Portfolio
 (738,800 Shares; cost $3,476,697)..............            --              --     3,775,270            --
Lazard Mid Cap Portfolio
 (447,770 Shares; cost $6,041,279)..............            --              --            --     6,112,062
Met/AIM Small Cap Growth Portfolio
 (277,813 Shares; cost $3,310,841)..............            --              --            --            --
Harris Oakmark International Portfolio
 (1,742,804 Shares; cost $24,159,770)...........            --              --            --            --
Janus Aggressive Growth Portfolio
 (396,771 Shares; cost $2,829,555)..............            --              --            --            --
Neuberger Berman Real Estate Portfolio
 (763,730 Shares; cost $9,756,224)..............            --              --            --            --
MFS Research International Portfolio
 (311,027 Shares; cost $3,759,757)..............            --              --            --            --
Lord Abbett Bond Debenture Portfolio
 (2,817,431 Shares; cost $34,568,149)...........            --              --            --            --
Oppenheimer Capital Appreciation Portfolio
 (17,133 Shares; cost $148,613).................            --              --            --            --
                                                   -----------     -----------    ----------    ----------
Total investments...............................    17,490,658      41,797,308     3,775,270     6,112,062
Cash and Accounts Receivable....................            --              --            --            --
                                                   -----------     -----------    ----------    ----------
Total assets....................................    17,490,658      41,797,308     3,775,270     6,112,062
LIABILITIES:
Due to New England Life Insurance Company.......      (178,931)       (289,581)      (85,006)     (109,277)
                                                   -----------     -----------    ----------    ----------
NET ASSETS......................................   $17,311,727     $41,507,727    $3,690,264    $6,002,785
                                                   ===========     ===========    ==========    ==========



                       See Notes to Financial Statements.


         MET/AIM        HARRIS OAKMARK         JANUS         NEUBERGER BERMAN            MFS              LORD ABBETT
     SMALL CAP GROWTH   INTERNATIONAL    AGGRESSIVE GROWTH     REAL ESTATE      RESEARCH INTERNATIONAL   BOND DEBENTURE
       SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
     ----------------   --------------   -----------------   ----------------   ----------------------   --------------
        $       --       $        --        $       --         $        --            $       --          $        --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
         3,794,922                --                --                  --                    --                   --
                --        28,285,700                --                  --                    --                   --
                --                --         3,451,910                  --                    --                   --
                --                --                --          10,806,779                    --                   --
                --                --                --                  --             4,043,358                   --
                --                --                --                  --                    --           34,598,051
                --                --                --                  --                    --                   --
        ----------       -----------        ----------         -----------            ----------          -----------
         3,794,922        28,285,700         3,451,910          10,806,779             4,043,358           34,598,051
                --                --                --                  --                    --                   --
        ----------       -----------        ----------         -----------            ----------          -----------
         3,794,922        28,285,700         3,451,910          10,806,779             4,043,358           34,598,051
           (95,029)         (200,431)         (110,453)           (102,349)              (34,455)            (241,302)
        ----------       -----------        ----------         -----------            ----------          -----------
        $3,699,893       $28,085,269        $3,341,457         $10,704,430            $4,008,903          $34,356,749
        ==========       ===========        ==========         ===========            ==========          ===========


         OPPENHEIMER
     CAPITAL APPRECIATION
         SUB-ACCOUNT
     --------------------
           $     --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
            148,889
           --------
            148,889
                 --
           --------
            148,889
             (1,908)
           --------
           $146,981
           ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                            ZENITH                                   BLACKROCK BOND
                                                            EQUITY                                       INCOME
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends..............................  $ 6,876,189    $ 3,411,599    $ 1,820,842    $ 7,258,925    $ 8,235,432     $4,545,688
 Expenses...............................    4,495,973      4,541,230      4,126,251        772,945        813,298        854,253
                                          -----------    -----------    ------------   -----------    -----------     ----------
Net investment income (loss)............    2,380,216     (1,129,631)    (2,305,409)     6,485,980      7,422,134      3,691,435
                                          -----------    -----------    ------------   -----------    -----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................   (5,379,155)     4,057,343     (8,134,637)       996,410        245,067        657,629
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................   70,211,420     70,546,187    193,027,791     (4,913,177)    (2,269,317)     3,019,330
                                          -----------    -----------    ------------   -----------    -----------     ----------
Net realized and unrealized gains
 (losses) on investments................   64,832,265     74,603,530    184,893,154     (3,916,767)    (2,024,250)     3,676,959
                                          -----------    -----------    ------------   -----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $67,212,481    $73,473,899    $182,587,745   $ 2,569,213    $ 5,397,884     $7,368,394
                                          ===========    ===========    ============   ===========    ===========     ==========



                       See Notes to Financial Statements.

                    BLACKROCK                                       MFS
                   MONEY MARKET                                 TOTAL RETURN
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $2,504,875      $915,027       $857,854     $ 3,785,288    $ 3,715,998    $ 1,627,223
        414,735       462,459        555,804         769,066        729,474        572,612
     ----------      --------       --------     -----------    -----------    -----------
      2,090,140       452,568        302,050       3,016,222      2,986,524      1,054,611
     ----------      --------       --------     -----------    -----------    -----------
             --            (4)           109      (5,994,499)    (5,633,903)    (1,462,525)
             --             4           (109)      6,226,980     15,194,015     14,838,405
     ----------      --------       --------     -----------    -----------    -----------
             --            --             --         232,481      9,560,112     13,375,880
     ----------      --------       --------     -----------    -----------    -----------
     $2,090,140      $452,568       $302,050     $ 3,248,703    $12,546,636    $14,430,491
     ==========      ========       ========     ===========    ===========    ===========

                   HARRIS OAKMARK
                   FOCUSED VALUE
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $ 2,033,770    $ 1,867,780    $   194,451
       1,028,292        977,548        801,709
     -----------    -----------    -----------
       1,005,478        890,232       (607,258)
     -----------    -----------    -----------
      10,028,942      6,197,900      2,072,341
       5,681,945      8,518,741     37,646,195
     -----------    -----------    -----------
      15,710,887     14,716,641     39,718,536
     -----------    -----------    -----------
     $16,716,365    $15,606,873    $39,111,278
     ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                           FI VALUE                                  LOOMIS SAYLES
                                                           LEADERS                                     SMALL CAP
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends..............................  $   928,280    $   983,288    $   506,851     $1,892,004    $        --    $        --
 Expenses...............................      531,868        506,988        451,676        942,436        916,512        788,840
                                          -----------    -----------    -----------     ----------    -----------    -----------
Net investment income (loss)............      396,412        476,300         55,175        949,568       (916,512)      (788,840)
                                          -----------    -----------    -----------     ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................   (2,000,300)    (2,858,137)    (3,299,189)     7,354,968      3,394,070        496,209
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................    9,329,675     11,836,413     19,298,428      1,095,808     19,269,186     38,409,165
                                          -----------    -----------    -----------     ----------    -----------    -----------
Net realized and unrealized gains
 (losses) on investments................    7,329,375      8,978,276     15,999,239      8,450,776     22,663,256     38,905,374
                                          -----------    -----------    -----------     ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $ 7,725,787    $ 9,454,576    $16,054,414     $9,400,344    $21,746,744    $38,116,534
                                          ===========    ===========    ===========     ==========    ===========    ===========



                       See Notes to Financial Statements.

                  DAVIS VENTURE                               BLACKROCK LEGACY
                      VALUE                                   LARGE CAP GROWTH
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 2,385,741    $ 1,849,820    $   962,168    $   927,385    $        --    $   113,475
      2,023,092      1,934,790      1,616,839      1,349,395      1,392,378      1,277,023
    -----------    -----------    -----------    ------------   ------------   ------------
        362,649        (84,970)      (654,671)      (422,010)    (1,392,378)    (1,163,548)
    -----------    -----------    -----------    ------------   ------------   ------------
      4,781,824      5,903,902      2,248,831    (14,537,569)   (14,910,736)   (16,506,451)
     26,829,481     29,634,368     68,401,357     28,235,221     33,813,560     76,978,626
    -----------    -----------    -----------    ------------   ------------   ------------
     31,611,305     35,538,270     70,650,188     13,697,652     18,902,824     60,472,175
    -----------    -----------    -----------    ------------   ------------   ------------
    $31,973,954    $35,453,300    $69,995,517    $13,275,642    $17,510,446    $59,308,627
    ===========    ===========    ===========    ============   ============   ============

                  SALOMON BROTHERS
                  U.S. GOVERNMENT
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
       $124,684       $19,692        $ 21,915
         12,987         9,142          10,743
       --------       -------        --------
        111,697        10,550          11,172
       --------       -------        --------
            474        22,258          17,323
        (63,876)       (8,495)        (20,770)
       --------       -------        --------
        (63,402)       13,763          (3,447)
       --------       -------        --------
       $ 48,295       $24,313        $  7,725
       ========       =======        ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                       SALOMON BROTHERS                                   MFS
                                                 STRATEGIC BOND OPPORTUNITIES                       INVESTORS TRUST
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends..............................   $ 254,009       $ 49,503       $ 29,958      $   78,835     $   30,960     $   14,939
 Expenses...............................      26,433         17,458         14,640          96,184         78,062         26,952
                                           ---------       --------       --------      ----------     ----------     ----------
Net investment income (loss)............     227,576         32,045         15,318         (17,349)       (47,102)       (12,013)
                                           ---------       --------       --------      ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................     129,189         15,924           (968)        864,228       (268,170)      (409,975)
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................    (186,816)        82,194        144,628         294,541      2,208,942      1,376,363
                                           ---------       --------       --------      ----------     ----------     ----------
Net realized and unrealized gains
 (losses) on investments................     (57,627)        98,118        143,660       1,158,769      1,940,772        966,388
                                           ---------       --------       --------      ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $ 169,949       $130,163       $158,978      $1,141,420     $1,893,670     $  954,375
                                           =========       ========       ========      ==========     ==========     ==========



                       See Notes to Financial Statements.

                    FI MID CAP                                    MET/PUTNAM                        JENNISON      RUSSELL 2000
                  OPPORTUNITIES                                     VOYAGER                          GROWTH          INDEX
                   SUB-ACCOUNT                                    SUB-ACCOUNT                     SUB-ACCOUNT     SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------------   --------------   ------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR
       ENDED          ENDED          ENDED       JAN 1, 2005 TO       ENDED          ENDED       MAY 1, 2005 TO      ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      APRIL 30,      DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2005           2004           2003            2005             2004           2003            2005            2005
    ------------   ------------   ------------   ---------------   ------------   ------------   --------------   ------------
     $       --    $   160,274    $        --      $    33,514      $   8,343     $        --      $       --      $1,061,571
        176,847        171,497        145,350           10,926         36,385          35,622          23,580         116,225
     ----------    -----------    -----------      -----------      ---------     -----------      ----------      ----------
       (176,847)       (11,223)      (145,350)          22,588        (28,042)        (35,622)        (23,580)        945,346
     ----------    -----------    -----------      -----------      ---------     -----------      ----------      ----------
       (428,954)    (3,457,450)    (8,848,297)         422,861       (367,078)     (1,420,059)        113,996       1,047,635
      2,538,292      8,296,333     16,405,131       (1,008,877)       697,588       3,007,526       1,346,139        (920,521)
     ----------    -----------    -----------      -----------      ---------     -----------      ----------      ----------
      2,109,338      4,838,883      7,556,834         (586,016)       330,510       1,587,467       1,460,135         127,114
     ----------    -----------    -----------      -----------      ---------     -----------      ----------      ----------
     $1,932,491    $ 4,827,660    $ 7,411,484      $  (563,428)     $ 302,468     $ 1,551,845      $1,436,555      $1,072,460
     ==========    ===========    ===========      ===========      =========     ===========      ==========      ==========

          RUSSELL 2000
                INDEX
             SUB-ACCOUNT
     ---------------------------
     FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,
         2004           2003
     ------------   ------------
      $   79,487     $   61,730
          91,194         50,761
      ----------     ----------
         (11,707)        10,969
      ----------     ----------
         624,110       (218,557)
       2,397,634      4,042,967
      ----------     ----------
       3,021,744      3,824,410
      ----------     ----------
      $3,010,037     $3,835,379
      ==========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                       FI INTERNATIONAL                                BLACKROCK
                                                            STOCK                                   STRATEGIC VALUE
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends..............................   $  280,738     $  483,656    $   208,174    $ 4,835,969     $       --    $        --
 Expenses...............................      246,068        210,552        180,795        350,929        329,632        220,330
                                           ----------     ----------    -----------    -----------     ----------    -----------
Net investment income (loss)............       34,670        273,104         27,379      4,485,040       (329,632)      (220,330)
                                           ----------     ----------    -----------    -----------     ----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................       60,812       (888,146)    (1,596,931)     2,738,291      1,890,673       (644,461)
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................    7,358,863      6,749,239      9,520,606     (4,669,915)     7,770,697     18,233,077
                                           ----------     ----------    -----------    -----------     ----------    -----------
Net realized and unrealized gains
 (losses) on investments................    7,419,680      5,861,093      7,923,675     (1,931,624)     9,661,370     17,588,616
                                           ----------     ----------    -----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $7,454,350     $6,134,197    $ 7,951,054    $ 2,553,416     $9,331,738    $17,368,286
                                           ==========     ==========    ===========    ===========     ==========    ===========



                       See Notes to Financial Statements.

                   METLIFE                                    LEHMAN BROTHERS                 MORGAN STANLEY
                 STOCK INDEX                                AGGREGATE BOND INDEX               EAFE INDEX
                 SUB-ACCOUNT                                    SUB-ACCOUNT                   SUB-ACCOUNT
----------------------------------------------   ------------------------------------------   ------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003           2005
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
     $3,421,268    $ 1,776,087    $ 3,035,764     $1,157,616     $  854,440     $1,454,150     $  179,280
      1,270,350      1,252,610      1,108,540        103,536        108,678        117,048         45,771
     ----------    -----------    -----------     ----------     ----------     ----------     ----------
      2,150,918        523,477      1,927,224      1,054,080        745,762      1,337,102        133,509
     ----------    -----------    -----------     ----------     ----------     ----------     ----------
       (869,033)    (2,768,451)    (6,888,669)         8,478        223,193        226,944        820,065
      6,994,271     21,768,164     48,248,495       (564,840)        43,507       (790,508)       569,205
     ----------    -----------    -----------     ----------     ----------     ----------     ----------
      6,125,238     18,999,713     41,359,826       (556,362)       266,700       (563,564)     1,389,270
     ----------    -----------    -----------     ----------     ----------     ----------     ----------
     $8,276,156    $19,523,190    $43,287,050     $  497,718     $1,012,462     $  773,538     $1,522,779
     ==========    ===========    ===========     ==========     ==========     ==========     ==========

         MORGAN STANLEY
             EAFE INDEX
             SUB-ACCOUNT
---  ---------------------------
     FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,
         2004           2003
     ------------   ------------
      $   49,781     $   41,271
          31,552         14,729
      ----------     ----------
          18,229         26,542
      ----------     ----------
         595,987         (4,000)
         912,436      1,159,515
      ----------     ----------
       1,508,423      1,155,515
      ----------     ----------
      $1,526,652     $1,182,057
      ==========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                    METLIFE                                    FRANKLIN TEMPLETON
                                              MID CAP STOCK INDEX                               SMALL CAP GROWTH
                                                  SUB-ACCOUNT                                      SUB-ACCOUNT
                                   ------------------------------------------   -------------------------------------------------
                                   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
                                      ENDED          ENDED          ENDED          ENDED          ENDED       JANUARY 14, 2002 TO
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                       2005           2004           2003           2005           2004              2003
                                   ------------   ------------   ------------   ------------   ------------   -------------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.......................   $  759,136     $   60,464     $   21,611     $ 214,727       $     --          $     --
 Expenses........................       52,899         34,891         22,659        27,835         21,764            10,623
                                    ----------     ----------     ----------     ---------       --------          --------
Net investment income (loss).....      706,237         25,573         (1,048)      186,892        (21,764)          (10,623)
                                    ----------     ----------     ----------     ---------       --------          --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........      662,040        221,460        (99,390)      375,574        173,561           (86,599)
Change in net unrealized
 appreciation (depreciation) of
 investments for the year........      184,066      1,119,929      1,548,974      (268,460)       359,472           862,991
                                    ----------     ----------     ----------     ---------       --------          --------
Net realized and unrealized gains
 (losses) on investments.........      846,106      1,341,389      1,449,584       107,114        533,033           776,392
                                    ----------     ----------     ----------     ---------       --------          --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................   $1,552,343     $1,366,962     $1,448,536     $ 294,006       $511,269          $765,769
                                    ==========     ==========     ==========     =========       ========          ========



                       See Notes to Financial Statements.

                        BLACKROCK                                         BLACKROCK                          NEUBERGER BERMAN
                    INVESTMENT TRUST                                   LARGE CAP VALUE                         MID CAP VALUE
                       SUB-ACCOUNT                                       SUB-ACCOUNT                            SUB-ACCOUNT
    -------------------------------------------------   ---------------------------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED       JANUARY 14, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO       ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
        2005           2004              2003               2005           2004            2003             2005           2004
    ------------   ------------   -------------------   ------------   ------------   ---------------   ------------   ------------
      $15,079        $  7,745          $  4,032           $ 87,503       $     --        $ 18,169        $2,001,719     $  381,579
        3,792           3,831             2,173             17,673         13,608           6,469           132,620         71,827
      -------        --------          --------           --------       --------        --------        ----------     ----------
       11,287           3,914             1,859             69,830        (13,608)         11,700         1,869,099        309,752
      -------        --------          --------           --------       --------        --------        ----------     ----------
       91,015          23,584            (9,549)           148,397        386,999           7,098           708,334        877,164
      (52,412)        104,808           167,330             54,281         22,099         430,295           476,829      1,788,862
      -------        --------          --------           --------       --------        --------        ----------     ----------
       38,603         128,392           157,781            202,678        409,098         437,393         1,185,163      2,666,026
      -------        --------          --------           --------       --------        --------        ----------     ----------
      $49,890        $132,306          $159,640           $272,508       $395,490        $449,093        $3,054,262     $2,975,778
      =======        ========          ========           ========       ========        ========        ==========     ==========

      NEUBERGER BERMAN
        MID CAP VALUE
         SUB-ACCOUNT
     -------------------
       FOR THE PERIOD
     JANUARY 14, 2002 TO
        DECEMBER 31,
            2003
     -------------------
         $   17,255
             33,313
         ----------
            (16,058)
         ----------
            (53,468)
          2,029,909
         ----------
          1,976,441
         ----------
         $1,960,383
         ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                                    HARRIS OAKMARK                          T. ROWE PRICE
                                                                   LARGE CAP VALUE                        LARGE CAP GROWTH
                                                                     SUB-ACCOUNT                             SUB-ACCOUNT
                                                     --------------------------------------------   -----------------------------
                                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
                                                        ENDED          ENDED       MAY 1, 2002 TO      ENDED       MAY 3, 2004 TO
                                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2005           2004            2003            2005            2004
                                                     ------------   ------------   --------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................................   $  83,913       $ 35,901        $     --        $ 22,907        $    --
 Expenses..........................................      56,910         34,314          16,941           4,385            501
                                                      ---------       --------        --------        --------        -------
Net investment income (loss).......................      27,003          1,587         (16,941)         18,522           (501)
                                                      ---------       --------        --------        --------        -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses) from security
 transactions......................................     486,957        494,753          12,721          52,379           (614)
Change in net unrealized appreciation
 (depreciation) of investments for the year........    (644,749)       339,192         855,125         401,931         55,012
                                                      ---------       --------        --------        --------        -------
Net realized and unrealized gains (losses) on
 investments.......................................    (157,792)       833,945         867,846         454,310         54,398
                                                      ---------       --------        --------        --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................   $(130,789)      $835,532        $850,905        $472,832        $53,897
                                                      =========       ========        ========        ========        =======



                       See Notes to Financial Statements.

          T. ROWE PRICE                      OPPENHEIMER                      BLACKROCK                       BLACKROCK
        SMALL CAP GROWTH                    GLOBAL EQUITY                 AGGRESSIVE GROWTH                  DIVERSIFIED
           SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
---------------------------------   -----------------------------   -----------------------------   -----------------------------
    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
       ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2005            2004            2005            2004            2005            2004            2005            2004
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   --------------
      $     --        $    --         $  4,794         $   --         $    --         $    --         $ 23,386        $    --
         2,744            224            3,627             42           1,689             510            6,411            979
      --------        -------         --------         ------         -------         -------         --------        -------
        (2,744)          (224)           1,167            (42)         (1,689)           (510)          16,975           (979)
      --------        -------         --------         ------         -------         -------         --------        -------
        35,555           (602)          14,077            125          29,202             860           42,119            890
       111,744         43,347          177,774          6,969          29,347          33,766           41,409         46,566
      --------        -------         --------         ------         -------         -------         --------        -------
       147,299         42,745          191,851          7,094          58,549          34,626           83,528         47,456
      --------        -------         --------         ------         -------         -------         --------        -------
      $144,555        $42,521         $193,018         $7,052         $56,860         $34,116         $100,503        $46,477
      ========        =======         ========         ======         =======         =======         ========        =======

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                                   METLIFE            METLIFE CONSERVATIVE          METLIFE
                                                           CONSERVATIVE ALLOCATION   TO MODERATE ALLOCATION   MODERATE ALLOCATION
                                                                 SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                                           -----------------------   ----------------------   -------------------
                                                               FOR THE PERIOD            FOR THE PERIOD         FOR THE PERIOD
                                                               MAY 1, 2005 TO            MAY 1, 2005 TO         MAY 1, 2005 TO
                                                                DECEMBER 31,              DECEMBER 31,           DECEMBER 31,
                                                                    2005                      2005                   2005
                                                           -----------------------   ----------------------   -------------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...............................................          $2,107                    $  966                 $15,526
 Expenses................................................             574                       189                   2,590
                                                                   ------                    ------                 -------
Net investment income (loss).............................           1,533                       777                  12,936
                                                                   ------                    ------                 -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses) from security transactions...              35                     1,590                   1,188
Change in net unrealized appreciation (depreciation) of
 investments for the year................................           4,828                     1,955                  80,069
                                                                   ------                    ------                 -------
Net realized and unrealized gains (losses) on
 investments.............................................           4,863                     3,545                  81,257
                                                                   ------                    ------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..............................................          $6,396                    $4,322                 $94,193
                                                                   ======                    ======                 =======



                       See Notes to Financial Statements.

        METLIFE MODERATE              METLIFE                        AMERICAN FUNDS
    TO AGGRESSIVE ALLOCATION   AGGRESSIVE ALLOCATION                     GROWTH
          SUB-ACCOUNT               SUB-ACCOUNT                       SUB-ACCOUNT
    ------------------------   ---------------------   ------------------------------------------
         FOR THE PERIOD           FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
         MAY 1, 2005 TO           MAY 1, 2005 TO          ENDED          ENDED          ENDED
          DECEMBER 31,             DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
              2005                     2005                2005           2004           2003
    ------------------------   ---------------------   ------------   ------------   ------------
            $11,134                   $ 2,653          $ 1,155,350    $   218,587    $    89,989
              2,174                       350              725,394        577,685        348,713
            -------                   -------          -----------    -----------    -----------
              8,960                     2,303              429,956       (359,098)      (258,724)
            -------                   -------          -----------    -----------    -----------
              4,220                     1,271            2,405,771      1,069,623       (740,689)
             59,638                    12,700           21,506,036     13,265,948     20,874,621
            -------                   -------          -----------    -----------    -----------
             63,858                    13,971           23,911,807     14,335,571     20,133,932
            -------                   -------          -----------    -----------    -----------
            $72,818                   $16,274          $24,341,763    $13,976,473    $19,875,208
            =======                   =======          ===========    ===========    ===========

                   AMERICAN FUNDS
                   GROWTH-INCOME
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $1,697,883     $  698,000    $   534,735
         407,832        338,893        220,319
      ----------     ----------    -----------
       1,290,051        359,107        314,416
      ----------     ----------    -----------
       1,956,707      1,048,558       (344,078)
       2,102,684      5,902,884     13,921,980
      ----------     ----------    -----------
       4,059,391      6,951,442     13,577,902
      ----------     ----------    -----------
      $5,349,442     $7,310,549    $13,892,318
      ==========     ==========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                        AMERICAN FUNDS                                  FIDELITY
                                                 GLOBAL SMALL CAPITALIZATION                       VIP EQUITY-INCOME
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................   $  346,171     $       --     $   59,233    $ 8,297,107    $ 3,014,233    $ 2,453,994
 Expenses...............................      174,725        112,234         56,101        968,260        984,556        867,159
                                           ----------     ----------     ----------    -----------    -----------    -----------
Net investment income (loss)............      171,446       (112,234)         3,132      7,328,847      2,029,677      1,586,835
                                           ----------     ----------     ----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................    2,045,188        863,723        206,759      4,169,368      6,054,787      3,057,078
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................    6,281,497      3,579,827      4,450,306     (3,446,973)     8,365,954     32,047,140
                                           ----------     ----------     ----------    -----------    -----------    -----------
Net realized and unrealized gains
 (losses) on investments................    8,326,685      4,443,550      4,657,065        722,395     14,420,741     35,104,218
                                           ----------     ----------     ----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $8,498,131     $4,331,316     $4,660,197    $ 8,051,242    $16,450,418    $36,691,053
                                           ==========     ==========     ==========    ===========    ===========    ===========



                       See Notes to Financial Statements.

                     FIDELITY                                       T. ROWE PRICE
                   VIP OVERSEAS                                    MID-CAP GROWTH
                    SUB-ACCOUNT                                      SUB-ACCOUNT
    -------------------------------------------   -------------------------------------------------
    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
       ENDED           ENDED          ENDED          ENDED          ENDED       JANUARY 14, 2002 TO
    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
        2005            2004           2003           2005           2004              2003
    ------------    ------------   ------------   ------------   ------------   -------------------
    $ 1,457,161     $ 1,388,161    $   787,294     $  368,914     $       --        $       --
        756,839         739,957        604,976         66,861         39,670            16,606
    -----------     -----------    -----------     ----------     ----------        ----------
        700,322         648,204        182,318        302,053        (39,670)          (16,606)
    -----------     -----------    -----------     ----------     ----------        ----------
        976,472      (1,480,246)    (5,236,010)       607,665        528,262          (186,614)
     19,836,609      15,709,356     42,374,348      1,202,380        995,330         1,114,108
    -----------     -----------    -----------     ----------     ----------        ----------
     20,813,081      14,229,110     37,138,338      1,810,045      1,523,592           927,494
    -----------     -----------    -----------     ----------     ----------        ----------
    $21,513,403     $14,877,314    $37,320,656     $2,112,098     $1,483,922        $  910,888
    ===========     ===========    ===========     ==========     ==========        ==========

                       PIMCO
                    TOTAL RETURN
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
       $286,207      $2,158,813      $499,758
        158,792         133,151       110,655
       --------      ----------      --------
        127,415       2,025,662       389,103
       --------      ----------      --------
        148,971         239,643       278,352
        477,776        (911,352)       81,019
       --------      ----------      --------
        626,747        (671,709)      359,371
       --------      ----------      --------
       $754,162      $1,353,953      $748,474
       ========      ==========      ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                          RCM GLOBAL                                     LAZARD
                                                          TECHNOLOGY                                    MID-CAP
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $ 25,657      $   2,853       $     --      $ 666,226       $     --       $ 22,307
 Expenses...............................      15,761         17,970          7,072         28,093         20,653          8,330
                                            --------      ---------       --------      ---------       --------       --------
Net investment income (loss)............       9,896        (15,117)        (7,072)       638,133        (20,653)        13,977
                                            --------      ---------       --------      ---------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................     (70,742)       387,107         21,687        230,324        354,012          1,636
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................     409,427       (617,576)       526,988       (443,804)       129,409        399,111
                                            --------      ---------       --------      ---------       --------       --------
Net realized and unrealized gains
 (losses) on investments................     338,685       (230,469)       548,675       (213,480)       483,421        400,747
                                            --------      ---------       --------      ---------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $348,581      $(245,586)      $541,603      $ 424,653       $462,768       $414,724
                                            ========      =========       ========      =========       ========       ========



                       See Notes to Financial Statements.

                  MET/AIM SMALL                                HARRIS OAKMARK
                    CAP GROWTH                                 INTERNATIONAL
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $  77,549       $     --       $     --      $  361,167     $    3,474      $ 58,411
        18,759         20,687         12,757          90,152         38,488         5,947
     ---------       --------       --------      ----------     ----------      --------
        58,790        (20,687)       (12,757)        271,015        (35,014)       52,464
     ---------       --------       --------      ----------     ----------      --------
       337,036        277,085        105,553         592,237        347,269        12,684
      (114,128)       (25,476)       704,818       2,041,888      1,503,080       581,719
     ---------       --------       --------      ----------     ----------      --------
       222,908        251,609        810,371       2,634,125      1,850,349       594,403
     ---------       --------       --------      ----------     ----------      --------
     $ 281,698       $230,922       $797,614      $2,905,140     $1,815,335      $646,867
     =========       ========       ========      ==========     ==========      ========

                       JANUS
                 AGGRESSIVE GROWTH
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
       $  3,598       $     --      $      --
         15,219         10,497          8,972
       --------       --------      ---------
        (11,621)       (10,497)        (8,972)
       --------       --------      ---------
        316,472         84,224       (258,917)
        137,586        110,794        718,951
       --------       --------      ---------
        454,058        195,018        460,034
       --------       --------      ---------
       $442,437       $184,521      $ 451,062
       ========       ========      =========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                                    NEUBERGER BERMAN                  MFS RESEARCH
                                                                       REAL ESTATE                    INTERNATIONAL
                                                                       SUB-ACCOUNT                     SUB-ACCOUNT
                                                              -----------------------------   -----------------------------
                                                              FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
                                                                 ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------   --------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................   $   12,751       $127,992        $200,866        $ 1,777
 Expenses...................................................       34,808          3,775           6,112            265
                                                               ----------       --------        --------        -------
Net investment income (loss)................................      (22,057)       124,217         194,754          1,512
                                                               ----------       --------        --------        -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions......      201,804            562          52,795          1,101
Change in net unrealized appreciation (depreciation) of
 investments for the year...................................      847,791        202,765         232,397         51,203
                                                               ----------       --------        --------        -------
Net realized and unrealized gains (losses) on investments...    1,049,595        203,327         285,192         52,304
                                                               ----------       --------        --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $1,027,538       $327,544        $479,946        $53,816
                                                               ==========       ========        ========        =======



                       See Notes to Financial Statements.

                    LORD ABBETT                        OPPENHEIMER
                   BOND DEBENTURE                  CAPITAL APPRECIATION
                    SUB-ACCOUNT                        SUB-ACCOUNT
    --------------------------------------------   --------------------
    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR      FOR THE PERIOD
       ENDED       MAY 3, 2004 TO      ENDED          MAY 1, 2005 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
        2005            2004            2003               2005
    ------------   --------------   ------------   --------------------
    $ 3,758,584      $2,463,487     $ 1,497,530           $1,529
        118,297         164,260         147,544              166
    -----------      ----------     -----------           ------
      3,640,287       2,299,227       1,349,986            1,363
    -----------      ----------     -----------           ------
        338,350         379,767      (4,099,423)             205
     (3,442,079)       (243,945)      8,050,306              276
    -----------      ----------     -----------           ------
     (3,103,729)        135,822       3,950,883              481
    -----------      ----------     -----------           ------
    $   536,558      $2,435,049     $ 5,300,869           $1,844
    ===========      ==========     ===========           ======

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                       ZENITH                                         BLACKROCK
                                                       EQUITY                                        BOND INCOME
                                                     SUB-ACCOUNT                                     SUB-ACCOUNT
                                    ---------------------------------------------    --------------------------------------------
                                    FOR THE YEAR    FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                       ENDED           ENDED            ENDED           ENDED           ENDED           ENDED
                                    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        2005            2004             2003            2005            2004            2003
                                    ------------    ------------     ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).....  $  2,380,216    $ (1,129,631)    $ (2,305,409)   $  6,485,980    $  7,422,134    $  3,691,435
 Net realized gains (losses) from
  security transactions...........    (5,379,155)      4,057,343       (8,134,637)        996,410         245,067         657,629
 Change in net unrealized
  appreciation (depreciation) of
  investments.....................    70,211,420      70,546,187      193,027,791      (4,913,177)     (2,269,317)      3,019,330
                                    ------------    ------------     ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations.......................    67,212,481      73,473,899      182,587,745       2,569,213       5,397,884       7,368,394
                                    ------------    ------------     ------------    ------------    ------------    ------------
From capital transactions:
 Net premiums.....................    65,714,595      77,098,971       89,754,517      19,391,114      21,438,847      22,218,426
 Redemptions......................   (63,761,967)    (57,461,572)     (51,388,819)    (11,256,719)     (9,264,316)     (7,580,949)
                                    ------------    ------------     ------------    ------------    ------------    ------------
 Total net premiums
  (redemptions)...................     1,952,628      19,637,399       38,365,698       8,134,395      12,174,531      14,637,477
 Net sub-account transfers........   (25,730,819)    (23,057,097)     (30,645,796)     (3,904,856)     (5,850,684)       (890,219)
 Net other transfers..............   (51,257,267)    (57,830,098)     (57,026,596)    (12,854,536)    (13,646,559)    (13,817,386)
                                    ------------    ------------     ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions.....................   (75,035,458)    (61,249,796)     (49,306,694)     (8,624,997)     (7,322,712)        (70,128)
                                    ------------    ------------     ------------    ------------    ------------    ------------
NET CHANGE IN NET ASSETS..........    (7,822,977)     12,224,103      133,281,051      (6,055,784)     (1,924,828)      7,298,266
NET ASSETS -- BEGINNING OF
 PERIOD...........................   768,360,185     756,136,082      622,855,031     142,656,258     144,581,086     137,282,820
                                    ------------    ------------     ------------    ------------    ------------    ------------
NET ASSETS -- END OF PERIOD.......  $760,537,208    $768,360,185     $756,136,082    $136,600,474    $142,656,258    $144,581,086
                                    ============    ============     ============    ============    ============    ============



                       See Notes to Financial Statements.

                    BLACKROCK                                       MFS
                   MONEY MARKET                                 TOTAL RETURN
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,090,140   $    452,568   $    302,050   $  3,016,222   $  2,986,524   $  1,054,611
              --             (4)           109     (5,994,499)    (5,633,903)    (1,462,525)
              --              4           (109)     6,226,980     15,194,015     14,838,405
    ------------   ------------   ------------   ------------   ------------   ------------
       2,090,140        452,568        302,050      3,248,703     12,546,636     14,430,491
    ------------   ------------   ------------   ------------   ------------   ------------
     107,472,471     61,096,899     59,868,783     15,024,558     15,407,527     14,769,888
     (16,353,390)   (19,400,297)   (13,469,916)    (8,701,870)    (6,514,766)    (4,157,626)
    ------------   ------------   ------------   ------------   ------------   ------------
      91,119,081     41,696,602     46,398,867      6,322,688      8,892,761     10,612,262
     (63,053,463)   (27,211,983)   (24,894,875)       385,064     18,569,863      2,423,346
     (29,011,188)   (27,915,764)   (30,426,253)   (11,577,109)   (11,305,283)    (9,085,734)
    ------------   ------------   ------------   ------------   ------------   ------------
        (945,570)   (13,431,145)    (8,922,261)    (4,869,357)    16,157,341      3,949,874
    ------------   ------------   ------------   ------------   ------------   ------------
       1,144,570    (12,978,577)    (8,620,211)    (1,620,654)    28,703,977     18,380,365
      91,102,430    104,081,007    112,701,218    131,220,506    102,516,529     84,136,164
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 92,247,000   $ 91,102,430   $104,081,007   $129,599,852   $131,220,506   $102,516,529
    ============   ============   ============   ============   ============   ============

                      HARRIS OAKMARK
                       FOCUSED VALUE
                        SUB-ACCOUNT
     -------------------------------------------------
     FOR THE YEAR   FOR THE YEAR      FOR THE YEAR
        ENDED          ENDED              ENDED
     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
         2005           2004              2003
     ------------   ------------   -------------------
     $  1,005,478   $    890,232      $   (607,258)
       10,028,942      6,197,900         2,072,341
        5,681,945      8,518,741        37,646,195
     ------------   ------------      ------------
       16,716,365     15,606,873        39,111,278
     ------------   ------------      ------------
       22,603,533     24,581,993        23,628,782
      (12,852,592)   (10,462,871)       (7,245,783)
     ------------   ------------      ------------
        9,750,941     14,119,122        16,382,999
       (1,228,394)     2,926,787         6,793,497
       16,336,860    (15,838,957)      (13,962,777)
     ------------   ------------      ------------
       (7,814,313)     1,206,952         9,213,719
     ------------   ------------      ------------
        8,902,052     16,813,825        48,324,997
      182,473,887    165,660,062       117,335,065
     ------------   ------------      ------------
     $191,375,939   $182,473,887      $165,660,062
     ============   ============      ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                            FI
                                                      VALUE LEADERS
                                                       SUB-ACCOUNT
                                     ------------------------------------------------
                                     FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                        ENDED             ENDED             ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2005              2004              2003
                                     ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).....  $   396,412       $   476,300       $    55,175
  Net realized gains (losses) from
   security transactions...........   (2,000,300)       (2,858,137)       (3,299,189)
  Change in net unrealized
   appreciation (depreciation) of
   investments.....................    9,329,675        11,836,413        19,298,428
                                     -----------       -----------       -----------
Net increase (decrease) in net
 assets resulting from
 operations........................    7,725,787         9,454,576        16,054,414
                                     -----------       -----------       -----------
From capital transactions:
  Net premiums.....................    8,896,771        10,368,616        12,107,470
  Redemptions......................   (4,628,579)       (4,611,153)       (3,999,213)
                                     -----------       -----------       -----------
  Total net premiums
   (redemptions)...................    4,268,192         5,757,463         8,108,257
  Net sub-account transfers........   (1,898,427)       (3,533,876)       (5,024,334)
  Net other transfers..............   (7,186,659)       (7,070,057)       (7,338,672)
                                     -----------       -----------       -----------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................   (4,816,894)       (4,846,470)       (4,254,749)
                                     -----------       -----------       -----------
NET CHANGE IN NET ASSETS...........    2,908,893         4,608,106        11,799,665
NET ASSETS -- BEGINNING OF
 PERIOD............................   80,689,137        76,081,031        64,281,366
                                     -----------       -----------       -----------
NET ASSETS -- END OF PERIOD........  $83,598,030       $80,689,137       $76,081,031
                                     ===========       ===========       ===========

                                                      LOOMIS SAYLES
                                                        SMALL CAP
                                                       SUB-ACCOUNT
                                     ------------------------------------------------
                                     FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                        ENDED             ENDED             ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2005              2004              2003
                                     ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).....  $    949,568      $   (916,512)     $   (788,840)
  Net realized gains (losses) from
   security transactions...........     7,354,968         3,394,070           496,209
  Change in net unrealized
   appreciation (depreciation) of
   investments.....................     1,095,808        19,269,186        38,409,165
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from
 operations........................     9,400,344        21,746,744        38,116,534
                                     ------------      ------------      ------------
From capital transactions:
  Net premiums.....................    17,455,776        19,433,844        22,141,769
  Redemptions......................   (12,583,666)       (9,439,720)       (6,905,500)
                                     ------------      ------------      ------------
  Total net premiums
   (redemptions)...................     4,872,110         9,994,124        15,236,269
  Net sub-account transfers........    (2,197,482)       (3,806,363)       (4,945,535)
  Net other transfers..............   (12,679,752)      (13,370,209)      (13,122,406)
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................   (10,005,124)       (7,182,448)       (2,831,672)
                                     ------------      ------------      ------------
NET CHANGE IN NET ASSETS...........      (604,780)       14,564,296        35,284,862
NET ASSETS -- BEGINNING OF
 PERIOD............................   157,718,819       143,154,523       107,869,661
                                     ------------      ------------      ------------
NET ASSETS -- END OF PERIOD........  $157,114,039      $157,718,819      $143,154,523
                                     ============      ============      ============



                       See Notes to Financial Statements.

                      DAVIS                                   BLACKROCK LEGACY
                  VENTURE VALUE                               LARGE CAP GROWTH
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $    362,649   $    (84,970)  $   (654,671)  $   (422,010)  $ (1,392,378)  $ (1,163,548)
       4,781,824      5,903,902      2,248,831    (14,537,569)   (14,910,736)   (16,506,451)
      26,829,481     29,634,368     68,401,357     28,235,221     33,813,560     76,978,626
    ------------   ------------   ------------   ------------   ------------   ------------
      31,973,954     35,453,300     69,995,517     13,275,642     17,510,446     59,308,627
    ------------   ------------   ------------   ------------   ------------   ------------
      45,304,294     48,906,599     50,679,220     32,017,760     38,154,373     45,221,422
     (29,290,905)   (18,912,665)   (14,383,047)   (18,606,628)   (14,455,997)   (11,751,978)
    ------------   ------------   ------------   ------------   ------------   ------------
      16,013,389     29,993,934     36,296,173     13,411,132     23,698,376     33,469,444
       4,723,509       (921,279)    (2,223,360)   (11,651,043)   (14,077,758)   (17,265,746)
     (31,143,049)   (31,625,084)   (30,573,850)   (21,307,705)   (23,646,137)   (25,268,081)
    ------------   ------------   ------------   ------------   ------------   ------------
     (10,406,151)    (2,552,429)     3,498,963    (19,547,616)   (14,025,519)    (9,064,383)
    ------------   ------------   ------------   ------------   ------------   ------------
      21,567,803     32,900,871     73,494,480     (6,271,974)     3,484,927     50,244,244
     335,586,136    302,685,265    229,190,785    228,840,525    225,355,598    175,111,354
    ------------   ------------   ------------   ------------   ------------   ------------
    $357,153,939   $335,586,136   $302,685,265   $222,568,551   $228,840,525   $225,355,598
    ============   ============   ============   ============   ============   ============

                  SALOMON BROTHERS
                  U.S. GOVERNMENT
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $  111,697     $   10,550     $   11,172
             474         22,258         17,323
         (63,876)        (8,495)       (20,770)
      ----------     ----------     ----------
          48,295         24,313          7,725
      ----------     ----------     ----------
         602,814         75,003             --
        (111,050)       (81,031)       (37,215)
      ----------     ----------     ----------
         491,764         (6,028)       (37,215)
       3,928,870        460,484       (219,727)
           4,107          8,249          3,351
      ----------     ----------     ----------
       4,424,741        462,705       (253,591)
      ----------     ----------     ----------
       4,473,036        487,018       (245,866)
       1,515,940      1,028,922      1,274,788
      ----------     ----------     ----------
      $5,988,976     $1,515,940     $1,028,922
      ==========     ==========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                SALOMON BROTHERS                                       MFS
                                          STRATEGIC BOND OPPORTUNITIES                           INVESTORS TRUST
                                                  SUB-ACCOUNT                                      SUB-ACCOUNT
                                   ------------------------------------------   -------------------------------------------------
                                   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR      FOR THE YEAR
                                      ENDED          ENDED          ENDED          ENDED          ENDED              ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                       2005           2004           2003           2005           2004              2003
                                   ------------   ------------   ------------   ------------   ------------   -------------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)...    $  227,576     $   32,045     $   15,318    $   (17,349)   $   (47,102)       $  (12,013)
 Net realized gains (losses)
  from security transactions....       129,189         15,924           (968)       864,228       (268,170)         (409,975)
 Change in net unrealized
  appreciation (depreciation) of
  investments...................      (186,816)        82,194        144,628        294,541      2,208,942         1,376,363
                                    ----------     ----------     ----------    -----------    -----------        ----------
Net increase (decrease) in net
 assets resulting from
 operations.....................       169,949        130,163        158,978      1,141,420      1,893,670           954,375
                                    ----------     ----------     ----------    -----------    -----------        ----------
From capital transactions:
 Net premiums...................       944,706         92,149             --      2,591,798      2,312,260         1,147,796
 Redemptions....................      (195,025)      (113,630)       (14,950)    (1,141,659)      (650,266)         (163,074)
                                    ----------     ----------     ----------    -----------    -----------        ----------
 Total net premiums
  (redemptions).................       749,681        (21,481)       (14,950)     1,450,139      1,661,994           984,722
 Net sub-account transfers......     4,983,850      2,103,776        307,148     (1,664,038)    10,233,192          (117,190)
 Net other transfers............      (275,463)        34,479        (37,201)    (1,875,837)    (1,466,513)         (671,565)
                                    ----------     ----------     ----------    -----------    -----------        ----------
Net increase (decrease) in net
 assets resulting from capital
 transactions...................     5,458,068      2,116,774        254,997     (2,089,736)    10,428,673           195,967
                                    ----------     ----------     ----------    -----------    -----------        ----------
NET CHANGE IN NET ASSETS........     5,628,017      2,246,937        413,975       (948,316)    12,322,343         1,150,342
NET ASSETS -- BEGINNING OF
 PERIOD.........................     3,884,941      1,638,004      1,224,029     17,763,666      5,441,323         4,290,981
                                    ----------     ----------     ----------    -----------    -----------        ----------
NET ASSETS -- END OF PERIOD.....    $9,512,958     $3,884,941     $1,638,004    $16,815,350    $17,763,666        $5,441,323
                                    ==========     ==========     ==========    ===========    ===========        ==========



                       See Notes to Financial Statements.

                    FI MID CAP                                      MET/PUTNAM                         JENNISON
                  OPPORTUNITIES                                      VOYAGER                            GROWTH
                   SUB-ACCOUNT                                     SUB-ACCOUNT                        SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------------   ---------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED          ENDED       JANUARY 1, 2005 TO      ENDED          ENDED       MAY 1, 2005 TO
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,       APRIL 30,        DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004           2003              2005              2004           2003            2005
    ------------   ------------   ------------   ------------------   ------------   ------------   ---------------
    $  (176,847)   $   (11,223)   $  (145,350)       $   22,588        $  (28,042)   $   (35,622)     $  (23,580)
       (428,954)    (3,457,450)    (8,848,297)          422,861          (367,078)    (1,420,059)        113,996
      2,538,292      8,296,333     16,405,131        (1,008,877)          697,588      3,007,526       1,346,139
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
      1,932,491      4,827,660      7,411,484          (563,428)          302,468      1,551,845       1,436,555
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
      5,352,651      5,971,764      7,041,558           523,735         1,431,717      2,037,690         740,436
     (3,361,654)    (1,981,864)    (1,499,649)         (154,284)         (541,772)      (379,984)       (381,841)
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
      1,990,997      3,989,900      5,541,909           369,451           889,945      1,657,706         358,595
     (2,329,977)      (264,058)    (2,996,184)       (6,912,093)         (388,113)      (548,529)      6,853,835
     (3,159,991)    (3,638,997)    (3,227,297)         (247,540)         (867,741)    (1,103,456)       (547,804)
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
     (3,498,971)        86,845       (681,572)       (6,790,182)         (365,909)         5,721       6,664,626
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
     (1,566,480)     4,914,505      6,729,912        (7,353,610)          (63,441)     1,557,566       8,101,181
     33,474,401     28,559,896     21,829,984         7,353,610         7,417,051      5,859,485              --
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
    $31,907,921    $33,474,401    $28,559,896        $       --        $7,353,610    $ 7,417,051      $8,101,181
    ===========    ===========    ===========        ==========        ==========    ===========      ==========

                    RUSSELL 2000
                       INDEX
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $   945,346    $   (11,707)   $    10,969
       1,047,635        624,110       (218,557)
        (920,521)     2,397,634      4,042,967
     -----------    -----------    -----------
       1,072,460      3,010,037      3,835,379
     -----------    -----------    -----------
       3,248,510      3,130,151      2,147,657
      (1,004,080)    (1,218,534)      (414,064)
     -----------    -----------    -----------
       2,244,430      1,911,617      1,733,593
       1,826,402      4,367,569      2,137,245
      (1,957,295)    (1,503,148)    (1,106,091)
     -----------    -----------    -----------
       2,113,537      4,776,038      2,764,747
     -----------    -----------    -----------
       3,185,997      7,786,075      6,600,126
      21,567,654     13,781,579      7,181,453
     -----------    -----------    -----------
     $24,753,651    $21,567,654    $13,781,579
     ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                       FI INTERNATIONAL
                                                            STOCK
                                                         SUB-ACCOUNT
                                          ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003
                                          ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........   $    34,670    $   273,104    $    27,379
 Net realized gains (losses) from
  security transactions................        60,812       (888,146)    (1,596,931)
 Change in net unrealized appreciation
  (depreciation) of investments........     7,358,868      6,749,239      9,520,606
                                          -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.............     7,454,350      6,134,197      7,951,054
                                          -----------    -----------    -----------
From capital transactions:
 Net premiums..........................     5,882,164      6,594,522      7,582,960
 Redemptions...........................    (3,760,965)    (2,263,258)    (1,266,087)
                                          -----------    -----------    -----------
 Total net premiums (redemptions)......     2,121,119      4,331,264      6,316,873
 Net sub-account transfers.............     2,376,896     (2,283,820)    (1,110,458)
 Net other transfers...................    (3,761,383)    (3,725,310)    (2,948,680)
                                          -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from capital transactions...       736,712     (1,677,866)     2,257,735
                                          -----------    -----------    -----------
NET CHANGE IN NET ASSETS...............     8,191,062      4,456,331     10,208,789
NET ASSETS -- BEGINNING OF PERIOD......    40,124,885     35,668,554     25,459,765
                                          -----------    -----------    -----------
NET ASSETS -- END OF PERIOD............   $48,315,947    $40,124,885    $35,668,554
                                          ===========    ===========    ===========

                                                         BLACKROCK
                                                      STRATEGIC VALUE
                                                        SUB-ACCOUNT
                                         ------------------------------------------
                                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                            ENDED          ENDED          ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2005           2004           2003
                                         ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........  $ 4,485,040    $  (329,632)   $  (220,330)
 Net realized gains (losses) from
  security transactions................    2,738,291      1,890,673       (644,461)
 Change in net unrealized appreciation
  (depreciation) of investments........   (4,669,915)     7,770,697     18,233,077
                                         -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.............    2,553,416      9,331,738     17,368,286
                                         -----------    -----------    -----------
From capital transactions:
 Net premiums..........................   11,576,525     12,120,052     10,089,124
 Redemptions...........................   (6,685,140)    (3,776,774)    (1,757,565)
                                         -----------    -----------    -----------
 Total net premiums (redemptions)......    4,891,385      8,343,278      8,331,559
 Net sub-account transfers.............   (3,111,264)     5,381,166      6,188,962
 Net other transfers...................   (7,515,088)    (6,841,633)    (5,485,904)
                                         -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from capital transactions...   (5,734,967)     6,882,811      9,034,617
                                         -----------    -----------    -----------
NET CHANGE IN NET ASSETS...............   (3,181,551)    16,214,549     26,402,903
NET ASSETS -- BEGINNING OF PERIOD......   73,418,898     57,204,349     30,801,446
                                         -----------    -----------    -----------
NET ASSETS -- END OF PERIOD............  $70,237,347    $73,418,898    $57,204,349
                                         ===========    ===========    ===========



                       See Notes to Financial Statements.

                     METLIFE                                  LEHMAN BROTHERS
                   STOCK INDEX                              AGGREGATE BOND INDEX
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,150,918   $    523,477   $  1,927,224   $ 1,054,080    $   745,762    $ 1,337,102
        (869,033)    (2,768,451)    (6,888,669)        8,478        223,193        226,944
       6,994,271     21,768,164     48,248,495      (564,840)        43,507       (790,508)
    ------------   ------------   ------------   -----------    -----------    -----------
       8,276,156     19,523,190     43,287,050       497,718      1,012,462        773,538
    ------------   ------------   ------------   -----------    -----------    -----------
      27,860,084     31,445,881     34,309,746     6,120,007      6,378,076      6,405,157
     (15,291,256)   (13,323,189)    (9,320,811)   (1,913,526)    (1,788,305)    (2,047,281)
    ------------   ------------   ------------   -----------    -----------    -----------
      12,568,828     18,122,692     24,988,935     4,206,481      4,589,771      4,357,876
      (4,751,511)    (4,252,995)    (6,704,351)      (39,963)       (53,381)     2,526,491
     (17,934,271)   (19,130,829)   (18,977,138)   (3,194,535)    (3,125,084)    (3,052,553)
    ------------   ------------   ------------   -----------    -----------    -----------
     (10,116,954)    (5,261,132)      (692,554)      971,983      1,411,306      3,831,814
    ------------   ------------   ------------   -----------    -----------    -----------
      (1,840,798)    14,262,058     42,594,496     1,469,701      2,423,768      4,605,352
     215,225,966    200,963,908    158,369,412    28,363,978     25,940,210     21,334,858
    ------------   ------------   ------------   -----------    -----------    -----------
    $213,385,168   $215,225,966   $200,963,908   $29,833,679    $28,363,978    $25,940,210
    ============   ============   ============   ===========    ===========    ===========

                   MORGAN STANLEY
                     EAFE INDEX
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $   133,509     $   18,229     $   26,542
         820,065        595,987         (4,000)
         569,205        912,436      1,159,515
     -----------     ----------     ----------
       1,522,779      1,526,652      1,182,057
     -----------     ----------     ----------
       1,624,296      1,295,709        955,692
        (625,996)      (183,442)       (25,831)
     -----------     ----------     ----------
         998,300      1,112,267        929,861
       1,865,320      2,909,339      1,327,027
        (923,435)      (563,417)      (356,835)
     -----------     ----------     ----------
       1,940,185      3,458,189      1,900,053
     -----------     ----------     ----------
       3,462,964      4,984,841      3,082,110
       9,807,460      4,822,619      1,740,509
     -----------     ----------     ----------
     $13,270,424     $9,807,460     $4,822,619
     ===========     ==========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                       METLIFE MID CAP
                                                         STOCK INDEX
                                                         SUB-ACCOUNT
                                          ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003
                                          ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........   $   706,237    $    25,573     $   (1,048)
 Net realized gains (losses) from
  security transactions................       662,040        221,460        (99,390)
 Change in net unrealized appreciation
  (depreciation) of investments........       184,066      1,119,929      1,548,974
                                          -----------    -----------     ----------
Net increase (decrease) in net assets
 resulting from operations.............     1,552,343      1,366,962      1,448,536
                                          -----------    -----------     ----------
From capital transactions:
 Net premiums..........................     1,958,858      1,877,884      1,331,548
 Redemptions...........................      (621,398)      (401,971)      (115,943)
                                          -----------    -----------     ----------
 Total net premiums (redemptions)......     1,337,460      1,475,913      1,215,605
 Net sub-account transfers.............     1,698,120      2,459,056        983,814
 Net other transfers...................    (1,248,905)      (881,483)      (721,359)
                                          -----------    -----------     ----------
Net increase (decrease) in net assets
 resulting from capital transactions...     1,786,675      3,053,486      1,478,060
                                          -----------    -----------     ----------
NET CHANGE IN NET ASSETS...............     3,339,018      4,420,448      2,926,596
NET ASSETS -- BEGINNING OF PERIOD......    10,738,248      6,317,800      3,391,204
                                          -----------    -----------     ----------
NET ASSETS -- END OF PERIOD............   $14,077,266    $10,738,248     $6,317,800
                                          ===========    ===========     ==========

                                                     FRANKLIN TEMPLETON
                                                      SMALL CAP GROWTH
                                                        SUB-ACCOUNT
                                         ------------------------------------------
                                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                            ENDED          ENDED          ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2005           2004           2003
                                         ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........   $  186,892     $  (21,764)    $  (10,623)
 Net realized gains (losses) from
  security transactions................      375,574        173,561        (86,599)
 Change in net unrealized appreciation
  (depreciation) of investments........     (268,460)       359,472        862,991
                                          ----------     ----------     ----------
Net increase (decrease) in net assets
 resulting from operations.............      294,006        511,269        765,769
                                          ----------     ----------     ----------
From capital transactions:
 Net premiums..........................    1,317,725      1,357,165        626,914
 Redemptions...........................     (312,434)      (358,791)       (68,310)
                                          ----------     ----------     ----------
 Total net premiums (redemptions)......    1,005,291        998,374        558,604
 Net sub-account transfers.............      (24,152)     1,260,032      1,276,977
 Net other transfers...................       49,308       (722,267)      (561,231)
                                          ----------     ----------     ----------
Net increase (decrease) in net assets
 resulting from capital transactions...    1,030,447      1,536,139      1,274,350
                                          ----------     ----------     ----------
NET CHANGE IN NET ASSETS...............    1,324,453      2,047,408      2,040,119
NET ASSETS -- BEGINNING OF PERIOD......    5,395,016      3,347,608      1,307,489
                                          ----------     ----------     ----------
NET ASSETS -- END OF PERIOD............   $6,719,469     $5,395,016     $3,347,608
                                          ==========     ==========     ==========



                       See Notes to Financial Statements.

                    BLACKROCK                                    BLACKROCK
                 INVESTMENT TRUST                             LARGE CAP VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $   11,287     $    3,914      $  1,859      $   69,830     $  (13,608)    $   11,700
         91,015         23,584        (9,549)        148,397        386,999          7,098
        (52,412)       104,808       167,330          54,281         22,099        430,295
     ----------     ----------      --------      ----------     ----------     ----------
         49,890        132,306       159,640         272,508        395,490        449,093
     ----------     ----------      --------      ----------     ----------     ----------
        410,498        392,804       294,200       1,223,191        951,227        588,546
        (54,051)       (21,305)       (6,692)       (261,361)      (152,152)       (35,863)
     ----------     ----------      --------      ----------     ----------     ----------
        356,447        371,499       287,508         961,830        799,075        552,683
        122,361         69,898       209,005         828,737        858,076        768,299
       (395,743)        (5,261)      (66,161)       (590,743)      (466,148)       (43,285)
     ----------     ----------      --------      ----------     ----------     ----------
         83,065        436,136       430,352       1,199,824      1,191,003      1,277,697
     ----------     ----------      --------      ----------     ----------     ----------
        132,955        568,442       589,992       1,472,332      1,586,493      1,726,790
      1,480,369        911,927       321,935       3,753,609      2,167,116        440,326
     ----------     ----------      --------      ----------     ----------     ----------
     $1,613,324     $1,480,369      $911,927      $5,225,941     $3,753,609     $2,167,116
     ==========     ==========      ========      ==========     ==========     ==========

                  NEUBERGER BERMAN
                   MID CAP VALUE
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $ 1,869,099    $   309,752     $  (16,058)
         708,334        877,164        (53,468)
         476,829      1,788,862      2,029,909
     -----------    -----------     ----------
       3,054,262      2,975,778      1,960,383
     -----------    -----------     ----------
       4,126,831      2,408,718      1,338,647
      (1,516,434)      (846,289)      (369,440)
     -----------    -----------     ----------
       2,610,397      1,562,429        969,207
      10,234,605      5,781,147      3,377,481
      (1,705,126)    (1,152,396)      (628,765)
     -----------    -----------     ----------
      11,139,876      6,191,180      3,717,923
     -----------    -----------     ----------
      14,194,138      9,166,958      5,678,306
      18,749,429      9,582,471      3,904,165
     -----------    -----------     ----------
     $32,943,567    $18,749,429     $9,582,471
     ===========    ===========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                               HARRIS OAKMARK                              T. ROWE PRICE
                                                              LARGE CAP VALUE                            LARGE CAP GROWTH
                                                                SUB-ACCOUNT                                 SUB-ACCOUNT
                                               ----------------------------------------------     -------------------------------
                                               FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE PERIOD
                                                  ENDED            ENDED            ENDED            ENDED         MAY 3, 2004 TO
                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                   2005             2004             2003             2005              2004
                                               ------------     ------------     ------------     ------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)................. $    27,003       $    1,587       $  (16,941)      $   18,522         $   (501)
 Net realized gains (losses) from security
  transactions................................     486,957          494,753           12,721           52,379             (614)
 Change in net unrealized appreciation
  (depreciation) of investments...............    (644,749)         339,192          855,125          401,931           55,012
                                               -----------       ----------       ----------       ----------         --------
Net increase (decrease) in net assets
 resulting from operations....................    (130,789)         835,532          850,905          472,832           53,897
                                               -----------       ----------       ----------       ----------         --------
From capital transactions:
 Net premiums.................................   2,755,662        2,235,177        1,051,332          591,192           34,624
 Redemptions..................................    (810,784)        (610,579)        (118,247)         (54,693)          (9,880)
                                               -----------       ----------       ----------       ----------         --------
 Total net premiums (redemptions).............   1,944,878        1,624,598          933,085          536,499           24,744
 Net sub-account transfers....................   3,367,458        2,270,235        2,713,869        4,452,406          665,219
 Net other transfers..........................  (1,369,166)        (823,467)        (304,968)        (162,957)          22,686
                                               -----------       ----------       ----------       ----------         --------
Net increase (decrease) in net assets
 resulting from capital transactions..........   3,943,170        3,071,366        3,341,986        4,825,948          712,649
                                               -----------       ----------       ----------       ----------         --------
NET CHANGE IN NET ASSETS......................   3,812,381        3,906,898        4,192,891        5,298,780          766,546
NET ASSETS -- BEGINNING OF PERIOD.............   9,516,425        5,609,527        1,416,636          766,546               --
                                               -----------       ----------       ----------       ----------         --------
NET ASSETS -- END OF PERIOD................... $13,328,806       $9,516,425       $5,609,527       $6,065,326         $766,546
                                               ===========       ==========       ==========       ==========         ========



                       See Notes to Financial Statements.

            T. ROWE PRICE                    OPPENHEIMER                      BLACKROCK                       BLACKROCK
          SMALL CAP GROWTH                  GLOBAL EQUITY                 AGGRESSIVE GROWTH                  DIVERSIFIED
             SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
       ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2005            2004            2005            2004            2005            2004            2005            2004
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   --------------
     $   (2,744)      $   (224)      $    1,167       $    (42)       $ (1,689)       $   (510)      $   16,975       $   (979)
         35,555           (602)          14,077            125          29,202             860           42,119            890
        111,744         43,347          177,774          6,969          29,347          33,766           41,409         46,566
     ----------       --------       ----------       --------        --------        --------       ----------       --------
        144,555         42,521          193,018          7,052          56,860          34,116          100,503         46,477
     ----------       --------       ----------       --------        --------        --------       ----------       --------
        192,959         90,341          192,624         10,117         113,786          27,689          518,291         36,784
         (4,052)        (4,220)         (27,729)           (58)         (8,996)             (1)         (54,410)          (572)
     ----------       --------       ----------       --------        --------        --------       ----------       --------
        188,907         86,121          164,895         10,059         104,790          27,688          463,881         36,212
      1,433,966        383,679        2,006,518        113,806         121,245         471,046        1,547,503        723,117
        (34,685)         3,790          (60,381)           674         (34,855)         (2,729)         118,289         46,485
     ----------       --------       ----------       --------        --------        --------       ----------       --------
      1,588,188        473,590        2,111,032        124,539         191,180         496,005        2,129,673        805,814
     ----------       --------       ----------       --------        --------        --------       ----------       --------
      1,732,743        516,111        2,304,050        131,591         248,040         530,121        2,230,176        852,291
        516,111             --          131,591             --         530,121              --          852,291             --
     ----------       --------       ----------       --------        --------        --------       ----------       --------
     $2,248,854       $516,111       $2,435,641       $131,591        $778,161        $530,121       $3,082,467       $852,291
     ==========       ========       ==========       ========        ========        ========       ==========       ========

             METLIFE            METLIFE CONSERVATIVE
     CONSERVATIVE ALLOCATION   TO MODERATE ALLOCATION
           SUB-ACCOUNT              SUB-ACCOUNT
     -----------------------   ----------------------
         FOR THE PERIOD            FOR THE PERIOD
         MAY 1, 2005 TO            MAY 1, 2005 TO
          DECEMBER 31,              DECEMBER 31,
              2005                      2005
     -----------------------   ----------------------
            $  1,533                  $    777
                  35                     1,590
               4,828                     1,955
            --------                  --------
               6,396                     4,322
            --------                  --------
              37,630                     3,539
              (2,273)                       --
            --------                  --------
              35,357                     3,539
             467,937                   211,564
             (15,270)                   11,182
            --------                  --------
             488,024                   226,285
            --------                  --------
             494,420                   230,607
                  --                        --
            --------                  --------
            $494,420                  $230,607
            ========                  ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                                   METLIFE              METLIFE MODERATE
                                                             MODERATE ALLOCATION    TO AGGRESSIVE ALLOCATION
                                                                 SUB-ACCOUNT              SUB-ACCOUNT
                                                             -------------------    ------------------------
                                                               FOR THE PERIOD            FOR THE PERIOD
                                                               MAY 1, 2005 TO            MAY 1, 2005 TO
                                                                DECEMBER 31,              DECEMBER 31,
                                                                    2005                      2005
                                                             -------------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS:
 From operations:
  Net investment income (loss)..............................     $   12,936                $    8,960
  Net realized gains (losses) from security transactions....          1,188                     4,220
  Change in net unrealized appreciation (depreciation) of
   investments..............................................         80,069                    59,638
                                                                 ----------                ----------
  Net increase (decrease) in net assets resulting from
   operations...............................................         94,193                    72,818
                                                                 ----------                ----------
 From capital transactions:
  Net premiums..............................................        193,806                   182,303
  Redemptions...............................................           (772)                       --
                                                                 ----------                ----------
  Total net premiums (redemptions)..........................        193,034                   182,303
  Net sub-account transfers.................................      3,365,968                 2,430,641
  Net other transfers.......................................         84,721                   133,203
                                                                 ----------                ----------
Net increase (decrease) in net assets resulting from capital
 transactions...............................................      3,643,723                 2,746,147
                                                                 ----------                ----------
NET CHANGE IN NET ASSETS....................................      3,737,916                 2,818,965
NET ASSETS -- BEGINNING OF PERIOD...........................             --                        --
                                                                 ----------                ----------
NET ASSETS -- END OF PERIOD.................................     $3,737,916                $2,818,965
                                                                 ==========                ==========



                       See Notes to Financial Statements.

           METLIFE                        AMERICAN FUNDS                               AMERICAN FUNDS
    AGGRESSIVE ALLOCATION                     GROWTH                                   GROWTH-INCOME
         SUB-ACCOUNT                       SUB-ACCOUNT                                  SUB-ACCOUNT
    ---------------------   ------------------------------------------   ------------------------------------------
       FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       MAY 1, 2005 TO          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
        DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
            2005                2005           2004           2003           2005           2004           2003
    ---------------------   ------------   ------------   ------------   ------------   ------------   ------------
          $  2,303          $    429,956   $   (359,098)  $  (258,724)   $  1,290,051   $   359,107    $   314,416
             1,271             2,405,771      1,069,623      (740,689)      1,956,707     1,048,558       (344,078)
            12,700            21,506,036     13,265,948    20,874,621       2,102,684     5,902,884     13,921,980
          --------          ------------   ------------   -----------    ------------   -----------    -----------
            16,274            24,341,763     13,976,473    19,875,208       5,349,442     7,310,549     13,892,318
          --------          ------------   ------------   -----------    ------------   -----------    -----------
            63,611            27,228,305     25,682,744    18,076,014      17,474,402    16,585,149     11,986,156
                --           (13,225,866)    (5,650,684)   (2,511,887)     (7,605,271)   (3,813,473)    (1,757,182)
          --------          ------------   ------------   -----------    ------------   -----------    -----------
            63,611            14,002,439     20,032,060    15,564,127       9,869,131    12,771,676     10,228,974
           325,604            22,188,970     17,317,570    25,797,183       8,683,680    11,608,011     11,608,524
              (159)          (13,810,625)   (11,909,949)   (6,639,402)     (7,253,880)   (6,267,930)    (5,699,341)
          --------          ------------   ------------   -----------    ------------   -----------    -----------
           389,056            22,380,784     25,439,681    34,721,908      11,298,931    18,111,757     16,138,157
          --------          ------------   ------------   -----------    ------------   -----------    -----------
           405,330            46,722,547     39,416,154    54,597,116      16,648,373    25,422,306     30,030,475
                --           137,620,317     98,204,163    43,607,047      85,683,703    60,261,397     30,230,922
          --------          ------------   ------------   -----------    ------------   -----------    -----------
          $405,330          $184,342,864   $137,620,317   $98,204,163    $102,332,076   $85,683,703    $60,261,397
          ========          ============   ============   ===========    ============   ===========    ===========

                   AMERICAN FUNDS
            GLOBAL SMALL CAPITALIZATION
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $   171,446    $  (112,234)   $     3,132
       2,045,188        863,723        206,759
       6,281,497      3,579,827      4,450,306
     -----------    -----------    -----------
       8,498,131      4,331,316      4,660,197
     -----------    -----------    -----------
       6,022,679      4,384,514      2,417,979
      (3,105,227)    (1,145,256)      (365,821)
     -----------    -----------    -----------
       2,917,452      3,239,258      2,052,158
      10,952,001      6,234,186      3,880,302
      (2,817,542)    (1,936,424)    (1,076,102)
     -----------    -----------    -----------
      11,051,911      7,537,020      4,856,358
     -----------    -----------    -----------
      19,550,042     11,868,336      9,516,555
      28,038,825     16,170,489      6,653,934
     -----------    -----------    -----------
     $47,588,867    $28,038,825    $16,170,489
     ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                           FIDELITY                                     FIDELITY
                                                      VIP EQUITY-INCOME                               VIP OVERSEAS
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........   $  7,328,847   $  2,029,677   $  1,586,835   $    700,322   $    648,204   $    182,318
 Net realized gains (losses) from
  security transactions................      4,169,368      6,054,787      3,057,078        976,472     (1,480,246)    (5,236,010)
 Change in net unrealized appreciation
  (depreciation) of investments........     (3,446,973)     8,365,954     32,047,140     19,836,609     15,709,356     42,374,348
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations.............      8,051,242     16,450,418     36,691,053     21,513,403     14,877,314     37,320,656
                                          ------------   ------------   ------------   ------------   ------------   ------------
From capital transactions:
 Net premiums..........................     16,342,695     18,419,042     20,400,552     13,154,046     15,226,091     17,122,647
 Redemptions...........................    (13,477,077)   (11,482,048)    (9,427,069)   (10,214,804)    (9,016,896)    (6,202,508)
                                          ------------   ------------   ------------   ------------   ------------   ------------
 Total net premiums (redemptions)......      2,865,618      6,936,994     10,973,483      2,939,242      6,209,195     10,920,139
 Net sub-account transfers.............     (3,576,606)    (2,730,505)    (4,338,335)    (5,626,376)    (3,274,675)    (4,234,418)
 Net other transfers...................    (12,386,786)   (13,528,646)   (13,401,569)    (9,432,043)   (10,256,099)    (9,440,483)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from capital transactions...    (13,097,774)    (9,322,157)    (6,766,421)   (12,119,177)    (7,321,579)    (2,754,762)
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS...............     (5,046,532)     7,128,261     29,924,632      9,394,226      7,555,735     34,565,894
NET ASSETS -- BEGINNING OF PERIOD......    165,066,633    157,938,372    128,013,740    127,743,985    120,188,250     85,622,356
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD............   $160,020,101   $165,066,633   $157,938,372   $137,138,211   $127,743,985   $120,188,250
                                          ============   ============   ============   ============   ============   ============



                       See Notes to Financial Statements.

                      T. ROWE PRICE                                        PIMCO
                     MID-CAP GROWTH                                     TOTAL RETURN
                       SUB-ACCOUNT                                      SUB-ACCOUNT
    -------------------------------------------------   --------------------------------------------
    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED       JANUARY 14, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004              2003               2005           2004            2003
    ------------   ------------   -------------------   ------------   ------------   --------------
    $   302,053    $   (39,670)       $  (16,606)       $   127,415    $ 2,025,662     $   389,103
        607,665        528,262          (186,614)           148,971        239,643         278,352
      1,202,380        995,330         1,114,108            477,776       (911,352)         81,019
    -----------    -----------        ----------        -----------    -----------     -----------
      2,112,098      1,483,922           910,888            754,162      1,353,953         748,474
    -----------    -----------        ----------        -----------    -----------     -----------
      2,210,701      1,687,266           664,276          7,951,787      7,653,492       6,449,772
     (1,269,316)      (372,124)          (48,139)        (2,449,202)    (1,476,339)     (1,527,429)
    -----------    -----------        ----------        -----------    -----------     -----------
        941,385      1,315,142           616,137          5,502,585      6,177,153       4,922,343
      3,515,422      3,697,620         3,020,641          5,024,207      4,868,072       9,142,667
        873,297     (1,793,465)         (975,420)        (3,569,870)    (2,882,496)     (2,079,323)
    -----------    -----------        ----------        -----------    -----------     -----------
      5,330,104      3,219,297         2,661,358          6,956,922      8,162,729      11,985,687
    -----------    -----------        ----------        -----------    -----------     -----------
      7,442,202      4,703,219         3,572,246          7,711,084      9,516,682      12,734,161
      9,869,525      5,166,306         1,594,060         33,796,643     24,279,961      11,545,800
    -----------    -----------        ----------        -----------    -----------     -----------
    $17,311,727    $ 9,869,525        $5,166,306        $41,507,727    $33,796,643     $24,279,961
    ===========    ===========        ==========        ===========    ===========     ===========

                            RCM
                     GLOBAL TECHNOLOGY
                        SUB-ACCOUNT
     -------------------------------------------------
     FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
        ENDED          ENDED       JANUARY 14, 2002 TO
     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
         2005           2004              2003
     ------------   ------------   -------------------
     $     9,896     $  (15,117)       $   (7,072)
         (70,742)       387,107            21,687
         409,427       (617,576)          526,988
     -----------     ----------        ----------
         348,581       (245,586)          541,603
     -----------     ----------        ----------
         812,663      1,027,546           408,951
        (255,182)      (228,128)          (66,341)
     -----------     ----------        ----------
         557,481        799,418           342,610
        (305,989)       496,134         2,041,259
      (3,181,526)       926,796         1,073,742
     -----------     ----------        ----------
      (2,930,034)     2,222,348         3,457,611
     -----------     ----------        ----------
      (2,581,453)     1,976,762         3,999,214
       6,271,717      4,294,955           295,741
     -----------     ----------        ----------
     $ 3,690,264     $6,271,717        $4,294,955
     ===========     ==========        ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                         LAZARD
                                                        MID-CAP
                                                      SUB-ACCOUNT
                                      --------------------------------------------
                                      FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                         ENDED          ENDED       MAY 1, 2002 TO
                                      DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                          2005           2004            2003
                                      ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......    $  638,133     $  (20,653)     $   13,977
 Net realized gains (losses) from
  security transactions............       230,324        354,012           1,636
 Change in net unrealized
  appreciation (depreciation) of
  investments......................      (443,804)       129,409         399,111
                                       ----------     ----------      ----------
Net increase (decrease) in net
 assets resulting from
 operations........................       424,653        462,768         414,724
                                       ----------     ----------      ----------
From capital transactions:
 Net premiums......................       946,465        883,000         437,915
 Redemptions.......................      (552,634)      (185,730)        (25,464)
                                       ----------     ----------      ----------
 Total net premiums
  (redemptions)....................       393,831        697,270         412,451
 Net sub-account transfers.........       775,293      1,620,063       1,149,868
 Net other transfers...............      (470,170)      (424,303)       (156,513)
                                       ----------     ----------      ----------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................       698,954      1,893,030       1,405,806
                                       ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........     1,123,607      2,355,798       1,820,530
NET ASSETS -- BEGINNING OF
 PERIOD............................     4,879,178      2,523,380         702,850
                                       ----------     ----------      ----------
NET ASSETS -- END OF PERIOD........    $6,002,785     $4,879,178      $2,523,380
                                       ==========     ==========      ==========

                                                       MET/AIM
                                                   SMALL CAP GROWTH
                                                     SUB-ACCOUNT
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005           2004            2003
                                     ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $   58,790     $  (20,687)     $  (12,757)
 Net realized gains (losses) from
  security transactions............      337,036        277,085         105,553
 Change in net unrealized
  appreciation (depreciation) of
  investments......................     (114,128)       (25,476)        704,818
                                      ----------     ----------      ----------
Net increase (decrease) in net
 assets resulting from
 operations........................      281,698        230,922         797,614
                                      ----------     ----------      ----------
From capital transactions:
 Net premiums......................      573,108        675,758         539,325
 Redemptions.......................     (187,767)      (112,013)        (30,595)
                                      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................      385,341        563,745         508,730
 Net sub-account transfers.........     (434,825)      (136,895)      1,422,448
 Net other transfers...............     (400,808)      (358,005)       (290,399)
                                      ----------     ----------      ----------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................     (450,292)        68,845       1,640,779
                                      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........     (168,594)       299,767       2,438,393
NET ASSETS -- BEGINNING OF
 PERIOD............................    3,868,487      3,568,720       1,130,327
                                      ----------     ----------      ----------
NET ASSETS -- END OF PERIOD........   $3,699,893     $3,868,487      $3,568,720
                                      ==========     ==========      ==========



                       See Notes to Financial Statements.

                   HARRIS OAKMARK                               JANUS AGGRESSIVE                      NEUBERGER BERMAN
                   INTERNATIONAL                                     GROWTH                              REAL ESTATE
                    SUB-ACCOUNT                                   SUB-ACCOUNT                            SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------   -----------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED          ENDED       MAY 3, 2004 TO
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004            2003            2005           2004           2003           2005            2004
    ------------   ------------   --------------   ------------   ------------   ------------   ------------   --------------
    $   271,015     $  (35,014)     $   52,464      $  (11,621)    $  (10,497)    $   (8,972)   $   (22,057)     $  124,217
        592,237        347,269          12,684         316,472         84,224       (258,917)       201,804             562
      2,041,888      1,503,080         581,719         137,586        110,794        718,951        847,791         202,765
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
      2,905,140      1,815,335         646,867         442,437        184,521        451,062      1,027,538         327,544
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
      3,525,337      2,145,796         240,079         516,302        527,069        554,767      1,356,195         203,875
     (1,070,090)      (273,358)         (4,166)       (154,582)       (87,824)       (61,581)      (311,082)         (5,285)
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
      2,455,247      1,872,438         235,913         361,720        439,245        493,186      1,045,113         198,590
     10,361,229      5,217,114       4,358,614         609,339        (63,964)        95,782      5,585,725       2,716,519
     (1,252,420)      (511,374)        (49,105)       (412,540)      (268,493)      (345,110)      (253,315)         56,716
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
     11,564,056      6,578,178       4,545,422         558,519        106,788        243,858      6,377,523       2,971,825
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
     14,469,196      8,393,513       5,192,289       1,000,956        291,309        694,920      7,405,061       3,299,369
     13,616,073      5,222,560          30,271       2,340,501      2,049,192      1,354,272      3,299,369              --
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
    $28,085,269     $13,616,073     $5,222,560      $3,341,457     $2,340,501     $2,049,192    $10,704,430      $3,299,369
    ===========     ==========      ==========      ==========     ==========     ==========    ===========      ==========

                  MFS
        RESEARCH INTERNATIONAL
              SUB-ACCOUNT
     -----------------------------
     FOR THE YEAR   FOR THE PERIOD
        ENDED       MAY 3, 2004 TO
     DECEMBER 31,    DECEMBER 31,
         2005            2004
     ------------   --------------
      $  194,754       $  1,512
          52,795          1,101
         232,397         51,203
      ----------       --------
         479,946         53,816
      ----------       --------
         454,269         64,020
         (65,441)           (12)
      ----------       --------
         388,828         64,008
       2,305,761        701,333
         (24,755)        39,966
      ----------       --------
       2,669,834        805,307
      ----------       --------
       3,149,780        859,123
         859,123             --
      ----------       --------
      $4,008,903       $859,123
      ==========       ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                                          LORD ABBETT                            OPPENHEIMER
                                                                         BOND DEBENTURE                      CAPITAL APPRECIATION
                                                                          SUB-ACCOUNT                            SUB-ACCOUNT
                                                         ----------------------------------------------      --------------------
                                                         FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR         FOR THE PERIOD
                                                            ENDED        MAY 3, 2004 TO       ENDED             MAY 1, 2005 TO
                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,          DECEMBER 31,
                                                             2005             2004             2003                  2005
                                                         ------------    --------------    ------------      --------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........................  $ 3,640,287      $ 2,299,227      $ 1,349,986             $  1,363
 Net realized gains (losses) from security
  transactions.........................................      338,350          379,767       (4,099,423)                 205
 Change in net unrealized appreciation (depreciation)
  of investments.......................................   (3,442,079)        (243,945)       8,050,306                  276
                                                         -----------      -----------      -----------             --------
 Net increase (decrease) in net assets resulting from
  operations...........................................      536,558        2,435,049        5,300,869                1,844
                                                         -----------      -----------      -----------             --------
From capital transactions:
 Net premiums..........................................    5,031,351        5,187,563        4,963,021                7,461
 Redemptions...........................................   (1,932,680)      (1,787,635)      (1,437,342)              (3,235)
                                                         -----------      -----------      -----------             --------
 Total net premiums (redemptions)......................    3,098,671        3,399,928        3,525,679                4,226
 Net sub-account transfers.............................    1,974,575          (89,937)       4,117,695              131,687
 Net other transfers...................................   (2,545,947)      (3,031,009)      (3,026,505)               9,224
                                                         -----------      -----------      -----------             --------
Net increase (decrease) in net assets resulting from
 capital transactions..................................    2,527,299          278,982        4,616,869              145,137
                                                         -----------      -----------      -----------             --------
NET CHANGE IN NET ASSETS...............................    3,063,857        2,714,031        9,917,738              146,981
NET ASSETS -- BEGINNING OF PERIOD......................   31,292,892       28,578,861       18,661,123                   --
                                                         -----------      -----------      -----------             --------
NET ASSETS -- END OF PERIOD............................  $34,356,749      $31,292,892      $28,578,861             $146,981
                                                         ===========      ===========      ===========             ========



                       See Notes to Financial Statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005

1. BUSINESS

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO"), was established by NELICO's Board of Directors on January 31, 1983 to support NELICO's operations with respect to certain variable life insurance policies ("Policies"). NELICO is a wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on June 8, 1983 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Separate Account supports variable life insurance policies.

The Separate Account is divided into fifty-two sub-accounts that invest in shares of the corresponding portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds or Met Investors Fund (collectively, the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business NELICO may conduct.

The table below presents the sub-accounts within the Separate Account:

Zenith Equity Sub-Account
BlackRock Bond Income Sub-Account
BlackRock Money Market Sub-Account
MFS Total Return Sub-Account
Harris Oakmark Focused Value Sub-Account
FI Value Leaders Sub-Account
Loomis Sayles Small Cap Sub-Account
Davis Venture Value Sub-Account
BlackRock Legacy Large Cap Growth Sub-Account
Salomon Brothers U.S. Government Sub-Account
Salomon Brothers Strategic Bond Opportunities Sub-Account
MFS Investors Trust Sub-Account
FI Mid Cap Opportunities Sub-Account
Met/Putnam Voyager Sub-Account(c)
Jennison Growth Sub-Account(b)
Russell 2000 Index Sub-Account
FI International Stock Sub-Account
BlackRock Strategic Value Sub-Account
MetLife Stock Index Sub-Account
Lehman Brothers Aggregate Bond Index Sub-Account
Morgan Stanley EAFE Index Sub-Account
MetLife Mid Cap Stock Index Sub-Account
Franklin Templeton Small Cap Growth Sub-Account
BlackRock Investment Trust Sub-Account
BlackRock Large Cap Value Sub-Account
Neuberger Berman Mid Cap Value Sub-Account
Harris Oakmark Large Cap Value Sub-Account
T. Rowe Price Large Cap Growth Sub-Account(a)
T. Rowe Price Small Cap Growth Sub-Account(a)
Oppenheimer Global Equity Sub-Account(a)
BlackRock Aggressive Growth Sub-Account(a)
BlackRock Diversified Sub-Account(a)
Metlife Conservative Allocation Sub-Account(b)
Metlife Conservative to Moderate Allocation Sub-Account(b)
Metlife Moderate Allocation Sub-Account(b)
Metlife Moderate to Aggressive Allocation Sub-Account(b)
Metlife Aggressive Allocation Sub-Account(b)
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
Fidelity VIP Equity-Income Sub-Account
Fidelity VIP Overseas Sub-Account
T. Rowe Price Mid-Cap Growth Sub-Account
PIMCO Total Return Sub-Account
RCM Global Technology Sub-Account
Lazard Mid Cap Sub-Account
Met/AIM Small Cap Growth Sub-Account
Harris Oakmark International Sub-Account
Janus Aggressive Growth Sub-Account
Neuberger Berman Real Estate Sub-Account(a)
MFS Research International Sub-Account(a)
Lord Abbett Bond Debenture Sub-Account(a)
Oppenheimer Capital Appreciation Sub-Account(b)

(a) Operations commenced on May 3, 2004, for eight new Sub-accounts added to the Separate Account on that date.
(b) Operations commenced on May 1, 2005, for seven new Sub-accounts added to the Separate Account on that date.
(c) This Sub-Account will no longer be an available option within the Separate Account.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

    Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

    B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

    The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the policies.

    D. NET PREMIUMS

    NELICO deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, NELICO also deducts a Federal tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. USE OF ESTIMATES

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

    F. NET SUB-ACCOUNT AND NET OTHER TRANSFERS

    Transfers among the sub-accounts and the fixed fund of the general account are presented under the caption net sub-account transfers. Cost of insurance charges, policy loan activity, benefit payments and miscellaneous gains and losses are presented under the caption net other transfers.

3. EXPENSES

NELICO charges for the mortality and expense risk assumed. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual costs. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Separate Account from its General Account assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some types of policies, the charge is assessed daily against the Separate Account assets, and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy type.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
Zenith Equity Sub-Account...................................  $ 23,123     $ 96,038
BlackRock Bond Income Sub-Account...........................    19,936       22,085
BlackRock Money Market Sub-Account..........................    63,709       62,435
MFS Total Return Sub-Account................................    12,738       14,594
Harris Oakmark Focused Value Sub-Account....................    13,151       19,905
FI Value Leaders Sub-Account................................     4,894        9,308
Loomis Sayles Small Cap Sub-Account.........................    11,207       20,307
Davis Venture Value Sub-Account.............................    28,192       38,203
BlackRock Legacy Large Cap Growth Sub-Account...............    11,721       31,851
Salomon Brothers U.S. Government Sub-Account................     4,782          427
Salomon Brothers Strategic Bond Opportunities Sub-Account...     7,998        1,993
MFS Investors Trust Sub-Account.............................     2,938        5,101
FI Mid Cap Opportunities Sub-Account........................     4,973        8,689
Met/Putnam Voyager Sub-Account(a)...........................       388        7,269
Jennison Growth Sub-Account(b)..............................     7,688          945
Russell 2000 Index Sub-Account..............................     6,224        3,182
FI International Stock Sub-Account..........................     6,618        5,810
BlackRock Strategic Value Sub-Account.......................    11,745       13,082
MetLife Stock Index Sub-Account.............................    19,999       28,025
Lehman Brothers Aggregate Bond Index Sub-Account............     7,966        5,954
Morgan Stanley EAFE Index Sub-Account.......................     4,365        2,290
MetLife Mid Cap Stock Index Sub-Account.....................     4,409        1,888
Franklin Templeton Small Cap Growth Sub-Account.............     2,098        1,135
BlackRock Investment Trust Sub-Account......................       494          323
BlackRock Large Cap Value Sub-Account.......................     1,959          686
Neuberger Berman Mid Cap Value Sub-Account..................    15,026        1,932
Harris Oakmark Large Cap Value Sub-Account..................     6,428        2,437
T. Rowe Price Large Cap Growth Sub-Account..................     5,395          471
T. Rowe Price Small Cap Growth Sub-Account..................     1,854          215
Oppenheimer Global Equity Sub-Account.......................     2,310          137
Black Rock Aggressive Growth Sub-Account....................       652          433
BlackRock Diversified Sub-Account...........................     2,828          614
MetLife Conservative Allocation Sub-Account(b)..............       508            3
MetLife Conservative to Moderate Allocation
  Sub-Account(b)............................................       304           68
MetLife Moderate Allocation Sub-Account(b)..................     3,749           29
MetLife Moderate to Aggressive Allocation Sub-Account(b)....     2,949          149
MetLife Aggressive Allocation Sub-Account(b)................       440           39
American Funds Growth Sub-Account...........................    35,999       13,053
American Funds Growth-Income Sub-Account....................    25,549       12,982
American Funds Global Small Capitalization Sub-Account......    15,564        4,304
Fidelity VIP Equity-Income Sub-Account......................    14,969       20,718
Fidelity VIP Overseas Sub-Account...........................     6,946       18,351
T. Rowe Price Mid-Cap Growth Sub-Account....................     6,698        2,182
PIMCO Total Return Sub-Account..............................    11,720        4,568
RCM Global Technology Sub-Account...........................     1,173        1,530
Lazard Mid-Cap Sub-Account..................................     2,467        1,108
Met/AIM Small Cap Growth Sub-Account........................       877        1,298
Harris Oakmark International Sub-Account....................    13,861        1,948
Janus Aggressive Growth Sub-Account.........................     1,676        1,126
Neuberger Berman Real Estate Sub-Account....................     7,825        1,399
MFS Research International Sub-Account......................     3,273          394
Lord Abbett Bond Debenture Sub-Account......................    39,640       33,495
Oppenheimer Capital Appreciation Sub-Account(b).............       158           10
                                                              --------     --------
  Total.....................................................  $514,153     $526,518
                                                              ========     ========

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                                               ZENITH            BLACKROCK        BLACKROCK          MFS TOTAL
                                                               EQUITY           BOND INCOME      MONEY MARKET         RETURN
                                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT
                                                          -----------------    -------------    --------------    ---------------
2005
Net Assets (In Thousands).............................    $         760,537    $    136,600     $      92,247     $       129,600
Investment Income Ratio to Average Net Assets(1)......                 0.90%           5.20%             2.73%               2.90%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................       9.17% to 10.15%   1.50% to 2.41%   1.97% to 2.89%      2.20% to 3.12%
2004
Net Assets (In Thousands).............................    $         768,360    $    142,656     $      91,102     $       131,221
Investment Income Ratio to Average Net Assets(1)......                 0.45%           5.73%             0.94%               3.18%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................      10.00% to 11.00%   3.49% to 4.43%   0.08% to 0.99%    10.25% to 11.25%
2003
Net Assets (In Thousands).............................    $         756,136    $    144,581     $     104,081     $        83,495
Investment Income Ratio to Average Net Assets(1)......                 0.26%           3.23%             0.79%               1.36%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................      30.27% to 31.45%   4.90% to 5.85%   -0.10% to 0.81%   15.95% to 17.00%
2002
Net Assets (In Thousands).............................    $         622,855    $    137,283     $     112,701     $        68,206
Investment Income Ratio to Average Net Assets(1)......                 0.36%           4.74%             1.34%              11.66%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................    -22.63% to -21.93%   7.48% to 8.45%    .51% to 1.42%    -6.23% to -5.38%
2001
Net Assets (In Thousands).............................    $         869,830    $    114,096     $      98,617     $        69,167
Investment Income Ratio to Average Net Assets(1)......                 1.51%           7.99%             3.76%              20.17%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................    -17.18% to -16.43%   7.83% to 8.81%   3.04% to 3.98%    -4.67% to -3.80%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005


    HARRIS OAKMARK        FI VALUE          LOOMIS SAYLES       DAVIS VENTURE         BLACKROCK       SALOMON BROTHERS
     FOCUSED VALUE         LEADERS            SMALL CAP             VALUE         LARGE CAP GROWTH    U.S. GOVERNMENT
      SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
    ---------------   -----------------   -----------------   -----------------   -----------------   ----------------
    $      191,376    $          83,598   $         157,114   $         357,154   $        222,569     $       5,989
              1.09%                1.13%               1.20%               0.69%              0.41%             3.32%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
     9.00% to 9.98%      9.71% to 10.69%       6.00 to 6.96%     9.31% to 10.30%     6.05% to 7.00%    0.81% to 1.72%
    $      182,474    $          80,689   $         157,719   $         335,586   $        228,841     $       1,516
              1.07%                1.25%               0.00%               0.58%              0.00%             1.55%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
     8.51% to 9.93%     12.71% to 13.73%    15.31% to 16.35%    11.36% to 12.37%     7.84% to 8.81%    2.08% to 3.01%
    $      165,660    $          76,081   $         143,155   $         302,685   $        225,356     $       1,029
              0.14%                0.72%               0.00%               0.36%              0.06%             1.90%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%            0.00%
    31.47% to 32.66%    25.78% to 26.92%    35.24% to 36.47%    29.70% to 30.87%   33.94% to 35.15%            1.68%
    $      117,335    $          64,281   $         107,870   $         229,191   $        175,111     $       1,275
              0.21%                0.91%               0.11%               0.90%              0.00%             3.86%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%            0.00%
    -9.65% to -8.84%  -20.18% to -19.46%  -22.26% to -21.56%  -17.12% to -16.37%  -33.77% to -33.17%           7.94%
    $      101,042    $          84,825   $         141,425   $         269,022   $        270,827     $         852
              0.51%                0.90%               7.37%               9.95%              6.20%             6.11%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%            0.00%
    26.63% to 27.78%   -14.70% to 13.93%     -9.65% to 8.83%  -11.95% to -11.14%  -12.82% to -12.02%           6.73%

     SALOMON BROTHERS
      STRATEGIC BOND
      OPPORTUNITIES
       SUB-ACCOUNT
     ----------------
      $       9,513
               3.79%
      0.00% to 0.90%
      1.91% to 2.83%
      $       3,885
               1.79%
      0.00% to 0.90%
      5.65% to 6.61%
      $       1,638
               2.09%
               0.00%
              12.62%
      $       1,224
               7.06%
               0.00%
               9.61%
      $       1,206
               8.15%
               0.00%
               6.82%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                    MSF INVESTORS        FI MID CAP          MET/PUTNAM          JENNISON         RUSSELL 2000
                                        TRUST           OPPORTUNITIES          VOYAGER            GROWTH              INDEX
                                     SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                  -----------------   -----------------   -----------------   ---------------   -----------------
2005
Net Assets (In Thousands).......  $          16,815   $          31,908   $              --   $         8,101   $          24,754
Investment Income Ratio to
 Average Net Assets(1)..........               0.46%               0.00%               0.91%             0.00%               4.58%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%    0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................      6.31% to 7.27%      5.96% to 6.92%    -7.82% to -7.55%  20.77% to 21.49%      3.57% to 4.50%
2004
Net Assets (In Thousands).......  $          17,764   $          33,474   $           7,354   $            --   $          21,568
Investment Income Ratio to
 Average Net Assets(1)..........               0.27%               0.52%               0.11%               --                0.45%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%               --       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................    10.37% to 11.37%    16.14% to 17.19%      4.04% to 4.98%               --     16.71% to 17.77%
2003
Net Assets (In Thousands).......  $           5,441   $          28,560   $           7,417   $            --   $          13,782
Investment Income Ratio to
 Average Net Assets(1)..........               0.31%               0.00%               0.00%               --                0.59%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%               --       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................    20.76% to 21.85%    33.38% to 34.58%    24.78% to 25.91%               --     44.76% to 46.07%
2002
Net Assets (In Thousands).......  $           4,291   $          21,830   $           5,859   $            --   $           7,181
Investment Income Ratio to
 Average Net Assets(1)..........               0.45%               0.00%               0.00%               --                0.62%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%               --       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................  -20.93% to -20.21%  -29.63% to -28.99%  -29.55% to -28.91%               --   -21.18% to -20.46%
2001
Net Assets (In Thousands).......  $           4,687   $          29,064   $           7,098   $            --   $           5,941
Investment Income Ratio to
 Average Net Assets(1)..........               0.43%               0.00%               0.00%               --                0.25%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%               --       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................  -16.69% to -15.93%  -38.23% to -37.54%  -31.45% to -30.82%               --      -0.04% to 0.87%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

    FI INTERNATIONAL        BLACKROCK         METLIFE STOCK       LEHMAN BROTHERS       MORGAN STANLEY      METLIFE MID CAP
          STOCK          STRATEGIC VALUE          INDEX         AGGREGATE BOND INDEX      EAFE INDEX          STOCK INDEX
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
    -----------------   -----------------   -----------------   --------------------   -----------------   -----------------
    $          48,316   $          70,237   $         213,385      $       29,834      $          13,270   $          14,077
                 0.63%               6.73%               1.60%               3.98%                  1.55%               6.12%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      16.95% to 18.00%      3.22% to 4.15%      3.70% to 4.64%      1.15% to 2.06%       12.23% to 13.24%    11.27% to 12.27%
    $          40,125   $          73,419   $         215,226      $       28,364      $           9,807   $          10,738
                 1.28%               0.00%               0.85%               3.15%                  0.68%               0.71%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      17.13% to 18.19%    11.97% to 14.31%     9.54% to 10.53%      3.16% to 4.10%       18.57% to 19.64%    15.00% to 16.05%
    $          35,669   $          57,204   $         200,964      $       25,940      $           4,823   $           6,318
                 0.68%               0.00%               1.69%               6.15%                  1.26%               0.45%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      26.90% to 28.04%    48.79% to 50.14%    27.05% to 28.20%      2.70% to 3.63%       36.40% to 37.64%    33.76% to 34.96%
    $          25,460   $          30,801   $         158,369      $       21,335      $           1,741   $           3,391
                 0.85%               0.56%               1.69%               2.19%                  0.34%               0.34%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
    -18.23% to -17.49%  -22.02% to -21.32%  -23.02% to -22.33%     9.25% to 10.23%     -17.38% to -16.63%  -15.67% to -14.91%
    $          22,924   $          16,974   $         201,127      $        4,487      $             514   $           1,115
                 3.67%               0.00%               3.68%               0.00%                  0.00%               0.00%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
    -21.31% to -20.59%      -.60% to 0.00%  -13.02% to -12.23%      4.18% to 4.81%     -16.69% to -16.19%    -1.45% to -0.85%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                              FRANKLIN TEMPLETON         BLACKROCK             BLACKROCK         NEUBERGER BERMAN
                                               SMALL CAP GROWTH      INVESTMENT TRUST       LARGE CAP VALUE       MID CAP VALUE
                                                 SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                              ------------------     -----------------     -----------------     ----------------
2005
Net Assets (In Thousands)................     $           6,719      $           1,613     $           5,226     $        32,944
Investment Income Ratio to Average Net
 Assets(1)...............................                  3.54%                  0.97%                 1.95%               7.74%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....         3.72% to 4.65%         2.66% to 3.59%        5.04% to 5.98%    11.26% to 12.27%
2004
Net Assets (In Thousands)................     $           5,395      $           1,480     $           3,754     $        18,749
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.65%                 0.00%               2.69%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....       10.41% to 11.41%        9.86% to 10.85%      12.38% to 13.40%    21.80% to 22.91%
2003
Net Assets (In Thousands)................     $           3,348      $             912     $           2,167     $         9,582
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.65%                 1.39%               0.26%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....       43.63% to 44.93%       29.07% to 30.24%      34.46% to 35.68%    35.29% to 36.52%
2002
Net Assets (In Thousands)................     $           1,307      $             322     $             440     $         3,904
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.34%                 0.91%               0.08%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....     -28.46% to -27.82%     -26.80% to -26.13%    -20.44% to -19.96%    -10.44% to -9.63%
2001
Net Assets (In Thousands)................     $              --      $              --     $              --     $            --
Investment Income Ratio to Average Net
 Assets(1)...............................                    --                     --                    --                  --
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........                    --                     --                    --                  --
Total Return, Lowest to Highest(3)(4)....                    --                     --                    --                  --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a)  For the period January 1, 2005 to April 30, 2005

(b)  For the period May 1, 2005 to December 31, 2005

     HARRIS OAKMARK      T. ROWE PRICE      T. ROWE PRICE       OPPENHEIMER         BLACKROCK         BLACKROCK
     LARGE CAP VALUE    LARGE CAP GROWTH   SMALL CAP GROWTH    GLOBAL EQUITY    AGGRESSIVE GROWTH    DIVERSIFIED
       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
    -----------------   ----------------   ----------------   ---------------   -----------------   -------------
    $          13,329    $       6,065     $         2,249    $         2,436    $           778    $       3,082
                 0.73%            0.67%               0.00%              0.37%              0.00%            1.19%
        0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%   0.00% to 0.90%
      -2.26% to -1.38%   5.64% to 6.59%    10.01% to 11.01%   15.18% to 16.22%    9.71% to 10.70%   2.13% to 3.05%
    $           9,516    $         767     $           516    $           132    $           530    $         852
                 0.47%            0.00%               0.00%              0.00%              0.00%            0.00%
        0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%   0.00% to 0.90%
      10.42% to 11.42%   8.94% to 9.93%    10.09% to 11.08%   15.37% to 16.42%   12.28% to 12.98%   7.53% to 8.72%
    $           5,610    $          --     $            --    $            --    $            --    $          --
                 0.00%              --                  --                 --                 --               --
        0.00% to 0.90%              --                  --                 --                 --               --
      24.37% to 25.49%              --                  --                 --                 --               --
    $           1,417    $          --     $            --    $            --    $            --    $          --
                 1.16%              --                  --                 --                 --               --
        0.00% to 0.90%              --                  --                 --                 --               --
    -17.58% to -17.08%              --                  --                 --                 --               --
    $              --    $          --     $            --    $            --    $            --    $          --
                   --               --                  --                 --                 --               --
                   --               --                  --                 --                 --               --
                   --               --                  --                 --                 --               --

     METLIFE CONSERVATIVE
          ALLOCATION
         SUB-ACCOUNT
     --------------------
        $         494
                 0.85%
        0.00% to 0.90%
        3.50% to 4.13%
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                                              METLIFE CONSERVATIVE    METLIFE MODERATE       METLIFE MODERATE
                                                             TO MODERATE ALLOCATION      ALLOCATION      TO AGGRESSIVE ALLOCATION
                                                                  SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                                             ----------------------   ----------------   ------------------------
2005
Net Assets (In Thousands)..................................      $          231        $        3,738        $          2,819
Investment Income Ratio to Average Net Assets(1)...........                0.84%                 0.83%                   0.79%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................       0.00% to 0.90%        0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)......................       5.79% to 6.43%        8.00% to 8.66%        10.27% to 10.94%
2004
Net Assets (In Thousands)..................................      $           --        $           --        $             --
Investment Income Ratio to Average Net Assets(1)...........                  --                    --                      --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................                  --                    --                      --
Total Return, Lowest to Highest(3)(4)......................                  --                    --                      --
2003
Net Assets (In Thousands)..................................      $           --        $           --        $             --
Investment Income Ratio to Average Net Assets(1)...........                  --                    --                      --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................                  --                    --                      --
Total Return, Lowest to Highest(3)(4)......................                  --                    --                      --
2002
Net Assets (In Thousands)..................................      $           --        $           --        $             --
Investment Income Ratio to Average Net Assets(1)...........                  --                    --                      --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................                  --                    --                      --
Total Return, Lowest to Highest(3)(4)......................                  --                    --                      --
2001
Net Assets (In Thousands)..................................      $           --        $           --        $             --
Investment Income Ratio to Average Net Assets(1)...........                  --                    --                      --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................                  --                    --                      --
Total Return, Lowest to Highest(3)(4)......................                  --                    --                      --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

    METLIFE AGGRESSIVE     AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS        FIDELITY VIP         FIDELITY VIP
        ALLOCATION             GROWTH          GROWTH & INCOME      GLOBAL SMALL CAP      EQUITY INCOME           OVERSEAS
       SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
     $            405    $          184,343   $          102,332   $           47,589   $          160,020   $          137,138
                 1.31%                 0.72%                1.81%                0.92%                5.10%                1.10%
        0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
      12.04% to 12.72%      15.15% to 16.19%       4.89% to 5.83%     24.23% to 25.35%       4.92% to 5.87%     17.98% to 19.05%
     $             --    $          137,620   $           85,684   $           28,039   $          165,067   $          127,744
                   --                  0.19%                0.96%                0.00%                1.87%                1.12%
                   --         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
                   --       11.49% to 12.50%      9.38% to 10.37%     19.80% to 20.88%     10.53% to 11.53%     12.61% to 13.64%
     $             --    $           98,204   $           60,261   $           16,170   $          157,938   $          120,188
                   --                  0.13%                1.18%                0.52%                1.72%                0.77%
                   --         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
                   --       35.58% to 36.81%     31.24% to 32.43%     52.15% to 53.53%     29.16% to 30.33%     42.09% to 43.37%
     $             --    $           43,607   $           30,231   $            6,654   $          128,014   $           85,622
                   --                  0.04%                1.36%                0.89%                4.28%                0.81%
                              0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
                   --     -25.13% to -24.45%   -19.08% to -18.34%   -19.78% to -19.05%   -17.69% to -16.95%   -20.99% to -20.28%
     $             --    $           21,191   $           15,022   $            2,313   $          168,899   $          106,604
                   --                  6.64%                3.29%                1.65%                6.52%               16.20%
                   --         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
                   --     -14.64% to -14.12%     -3.30% to -2.52%     -8.63% to -8.07%     -5.81% to -4.96%   -21.88% to -21.17%

       T. ROWE PRICE
       MID CAP GROWTH
        SUB-ACCOUNT
     ------------------
     $           17,312
                   2.71%
          0.00% to 0.90%
        13.84% to 14.87%
     $            9,870
                   0.00%
          0.00% to 0.90%
        17.09% to 18.15%
     $            5,166
                   0.00%
          0.00% to 0.90%
        35.90% to 37.12%
     $            1,594
                   1.19%
          0.00% to 0.90%
      -44.50% to -43.99%
     $               --
                     --
                     --
                     --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                        PIMCO          RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK
                                    TOTAL RETURN       TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL
                                     SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                    -------------   -----------------   -----------------   -----------------   -----------------
2005
Net Assets (In Thousands).........  $      41,508   $           3,690   $           6,003   $          3,700    $          28,085
Investment Income Ratio to Average
 Net Assets(1)....................           0.76%               0.52%              12.24%              2.05%                1.73%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  1.55% to 2.46%    10.36% to 11.35%      7.43% to 8.40%     7.62% to 8.59%     13.46% to 14.48%
2004
Net Assets (In Thousands).........  $      33,797   $           6,272   $           4,879   $          3,868    $          13,616
Investment Income Ratio to Average
 Net Assets(1)....................           7.43%               0.05%               0.00%              0.00%                0.04%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  4.30% to 5.25%    -5.14% to -4.28%    13.57% to 14.60%     5.77% to 6.73%     19.72% to 20.80%
2003
Net Assets (In Thousands).........  $      24,280   $           4,295   $           2,523   $          3,569    $           5,223
Investment Income Ratio to Average
 Net Assets(1)....................           2.79%               0.00%               1.38%              0.00%                2.22%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  3.58% to 4.52%    56.43% to 57.84%    25.29% to 26.42%   37.83% to 39.08%     34.16% to 35.37%
2002
Net Assets (In Thousands).........  $      11,546   $             296   $             703   $          1,130    $              30
Investment Income Ratio to Average
 Net Assets(1)....................           0.00%               0.00%               0.24%              0.00%                0.30%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  6.44% to 7.08%  -51.01% to -50.57%  -14.70% to -14.18%  -24.11% to -23.65%  -15.77% to -15.64%
2001
Net Assets (In Thousands).........  $          --   $              --   $              --   $             --    $              --
Investment Income Ratio to Average
 Net Assets(1)....................             --                  --                  --                 --                   --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................             --                  --                  --                 --                   --
Total Return, Lowest to
 Highest(3)(4)....................             --                  --                  --                 --                   --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

          JANUS         NEUBERGER BERMAN            MFS                LORD ABBETT          OPPENHEIMER
    AGGRESSIVE GROWTH     REAL ESTATE      RESEARCH INTERNATIONAL    BOND DEBENTURE     CAPITAL APPRECIATION
       SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
    -----------------   ----------------   ----------------------   -----------------   --------------------
    $          3,341    $        10,704      $           4,009      $          34,357     $           147
                0.13%              0.18%                  8.25%                 11.45%               2.08%
       0.00% to 0.90%     0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
     12.83% to 13.84%   12.59% to 13.61%       15.73% to 16.77%         0.90% to 1.81%      3.93% to 4.87%
    $          2,341    $         3,299      $             859      $          31,293     $            --
                0.00%              7.76%                  0.41%                  8.23%                 --
       0.00% to 0.90%     0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%                 --
       7.84% to 8.82%   28.96% to 29.74%       18.65% to 19.72%         7.46% to 9.59%                 --
    $          2,049    $            --      $              --      $          28,579     $            --
                0.00%                --                     --                   6.34%                 --
       0.00% to 0.90%                --                     --          0.00% to 0.90%                 --
     28.76% to 29.93%                --                     --        26.13% to 27.26%                 --
    $          1,354    $            --      $              --      $          18,661     $            --
                0.00%                --                     --                   9.34%                 --
       0.00% to 0.90%                --                     --          0.00% to 0.90%                 --
    -31.19% to -30.56%               --                     --          2.52% to 3.54%                 --
    $            888    $            --      $              --      $          15,289     $            --
                0.00%                --                     --                  12.44%                 --
       0.00% to 0.90%                --                     --          0.00% to 0.90%                 --
    -22.27% to -21.80%               --                     --      -12.53% to -11.73%                 --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE SUBSTITUTIONS

Effective December 19, 2005, Lazard Asset Management LLC became the sub-investment manager for the Met/AIM Mid Cap Core Equity Portfolio, which changed its name to Lazard Mid Cap Portfolio.

Effective May 1, 2005, the Neuberger Berman Partners Mid Cap Value Portfolio of the Metropolitan Fund changed its name to Neuberger Berman Mid Cap Value Portfolio.

Effective May 1, 2005, OppenheimerFunds, Inc., became the sub-investment manager for the Scudder Global Equity Portfolio, which changed its name to the Oppenheimer Global Equity Portfolio.

Effective May 1, 2005, the Met/Putnam Voyager Portfolio of the Metropolitan Fund merged with the Jennison Growth Portfolio of the Metropolitan Fund.

Effective May 1, 2005, the Fidelity VIP High Income Sub-Account substituted all of its shares in the Fidelity VIP High Income Portfolio of the Fidelity Funds for shares in the Lord Abbett Bond Debenture Portfolio and changed its name to the Lord Abbett Bond Debenture Sub-Account.

Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios previously managed by State Street Research & Management Company and changed the names of the portfolios as follows:

Old Portfolio Name
State Street Research Aggressive Growth Portfolio
State Street Research Aurora Portfolio
State Street Research Bond Income Portfolio
State Street Research Diversified Income Portfolio
State Street Research Investment Trust Portfolio
State Street Research Large Cap Value Portfolio
State Street Research Large Cap Growth Portfolio
State Street Research Money Market Portfolio
New Portfolio Name
BlackRock Aggressive Growth Portfolio
BlackRock Strategic Value Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Investment Trust Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio

Effective January 15, 2005, RCM Capital Management LLC became the sub-investment manager for the PIMCO PEA Innovation Portfolio which changed its name to RCM Global Technology Portfolio.

Effective May 3, 2004, the FI Mid Cap Opportunities Portfolio, the MFS Research Managers Portfolio, and the Balanced Portfolio merged with the Janus Mid Cap Portfolio, the MFS Investors Trust Portfolio and the MFS Total Return Portfolio, respectively. The Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, the FI Structured Equity Portfolio and the PIMCO Innovation Portfolio changed their names to FI Value Leaders Portfolio and PIMCO PEA Innovation Portfolio, respectively.

Effective May 3, 2004, Alger Equity Growth Sub-Account and Fidelity Asset Manager Sub-Account substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund and Fidelity VIP Asset Manager Portfolio of the Fidelity Funds for shares in State Street Research Large Cap Growth Portfolio and MFS Total Return Portfolio of the Metropolitan Fund and changed their names to State Street Research Large Cap Growth Sub-Account and MFS Total Return Sub-Account, respectively.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

6. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE
SUBSTITUTIONS -- (CONTINUED)

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio. State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2005, 2004
                                    AND 2003
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products as required by new accounting guidance which became effective on January 1, 2004, and recorded the impact as a cumulative effect of a change in accounting principle. In addition, the Company reclassified mandatorily redeemable preferred stock from equity to liabilities as required by new accounting guidance which was adopted as of January 1, 2004.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 21, 2006

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2005      2004
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $796 and $814, respectively)..........  $   807   $   846
  Equity securities, at fair value (cost: $0 and $1,
     respectively)..........................................       --         1
  Mortgage loans on real estate.............................        9         9
  Policy loans..............................................      327       308
  Other limited partnership interests.......................       17        16
  Short-term investments....................................       52        30
  Other invested assets.....................................       --         1
                                                              -------   -------
          Total investments.................................    1,212     1,211
Cash and cash equivalents...................................        6        --
Accrued investment income...................................       20        18
Premiums and other receivables..............................      259       187
Deferred policy acquisition costs...........................    1,288     1,254
Current income taxes receivable.............................       --        11
Other assets................................................       87        84
Separate account assets.....................................    9,448     8,707
                                                              -------   -------
          Total assets......................................  $12,320   $11,472
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $   487   $   419
  Policyholder account balances.............................      911       906
  Other policyholder funds..................................      383       341
  Policyholder dividends payable............................        3         3
  Shares subject to mandatory redemption....................       --       100
  Current income taxes payable..............................        2        --
  Deferred income taxes payable.............................       50        43
  Other liabilities.........................................      167       129
  Separate account liabilities..............................    9,448     8,707
                                                              -------   -------
          Total liabilities.................................   11,451    10,648
                                                              -------   -------
Stockholder's Equity:
  Common stock, par value $125 per share; 50,000 shares
     authorized; 20,000 issued and outstanding at December
     31, 2005 and 2004......................................        3         3
  Additional paid-in capital................................      458       458
  Retained earnings.........................................      405       349
  Accumulated other comprehensive income....................        3        14
                                                              -------   -------
          Total stockholder's equity........................      869       824
                                                              -------   -------
          Total liabilities and stockholder's equity........  $12,320   $11,472
                                                              =======   =======

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                              2005   2004   2003
                                                              ----   ----   ----
REVENUES
Premiums....................................................  $106   $ 77   $ 88
Universal life and investment-type product policy fees......   481    468    462
Net investment income.......................................    66     55     53
Other revenues..............................................    88     89    142
Net investment gains (losses)...............................    (4)    15      4
                                                              ----   ----   ----
          Total revenues....................................   737    704    749
                                                              ----   ----   ----
EXPENSES
Policyholder benefits and claims............................   153    130    127
Interest credited to policyholder account balances..........    32     34     33
Policyholder dividends......................................     6      6      5
Other expenses..............................................   461    473    549
                                                              ----   ----   ----
          Total expenses....................................   652    643    714
                                                              ----   ----   ----
Income before provision for income taxes....................    85     61     35
Provision for income taxes..................................    29     19      6
                                                              ----   ----   ----
Income before cumulative effect of change in accounting, net
  of income taxes...........................................    56     42     29
Cumulative effect of a change in accounting, net of income
  taxes.....................................................    --      8     --
                                                              ----   ----   ----
Net income..................................................  $ 56   $ 50   $ 29
                                                              ====   ====   ====

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                                                 ACCUMULATED
                                                        ADDITIONAL                  OTHER
                                               COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                               STOCK     CAPITAL     EARNINGS      INCOME       TOTAL
                                               ------   ----------   --------   -------------   -----
Balance at January 1, 2003...................    $3       $ 647        $273         $ 24        $ 947
  Dividends on preferred stock...............                            (3)                       (3)
  Redemption of preferred stock..............              (100)                                 (100)
  Sales of subsidiaries to affiliate.........                11                                    11
Comprehensive income (loss):
  Net income.................................                            29                        29
                                                                                                -----
  Comprehensive income (loss)................                                                      29
                                                 --       -----        ----         ----        -----
Balance at December 31, 2003.................     3         558         299           24          884
  Change in accounting principle (Note 1)....              (100)                                 (100)
Comprehensive income (loss):
  Net income.................................                            50                        50
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets,
       reclassification adjustments and
       income taxes..........................                                        (10)         (10)
                                                                                                -----
  Comprehensive income (loss)................                                                      40
                                                 --       -----        ----         ----        -----
Balance at December 31, 2004.................     3         458         349           14          824
Comprehensive income (loss):
  Net income.................................                            56                        56
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets,
       reclassification adjustments and
       income taxes..........................                                        (11)         (11)
                                                                                                -----
  Comprehensive income (loss)................                                                      45
                                                 --       -----        ----         ----        -----
Balance at December 31, 2005.................    $3       $ 458        $405         $  3        $ 869
                                                 ==       =====        ====         ====        =====

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                              2005    2004    2003
                                                              -----   -----   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  56   $  50   $  29
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses.................      6       8       7
     Amortization of premiums and accretion of discounts
      associated with investments, net......................      2       4       5
     (Gains) losses from sales of investments and
      businesses, net.......................................      4     (15)     (4)
     Interest credited to policyholder account balances.....     32      34      33
     Universal life and investment-type product policy
      fees..................................................   (481)   (468)   (462)
     Change in premiums and other receivables...............    (69)     26     (36)
     Change in deferred policy acquisition costs, net.......    (32)    (12)    (15)
     Change in insurance-related liabilities................     78      43      48
     Change in income taxes payable.........................     26      (4)    (32)
     Change in other assets.................................     86      46      76
     Change in other liabilities............................    184     107      (3)
     Other, net.............................................     (4)     (2)     (3)
                                                              -----   -----   -----
Net cash used in operating activities.......................   (112)   (183)   (357)
                                                              -----   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    470     210     195
     Equity securities......................................     --      55      32
     Other limited partnership interests....................      2       1       1
  Purchases of:
     Fixed maturities.......................................   (460)   (392)   (194)
     Equity securities......................................     --     (19)    (18)
     Mortgage loans on real estate..........................     --      --      (9)
  Net change in short-term investments......................    (22)     (5)     20
  Proceeds from sales of businesses.........................     --      18      11
  Net change in policy loans................................    (19)    (29)     (9)
  Other, net................................................     (2)     (2)     (1)
                                                              -----   -----   -----
Net cash provided by (used in) investing activities.........  $ (31)  $(163)  $  28
                                                              -----   -----   -----

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................    1,366     1,406     1,535
     Withdrawals............................................   (1,117)   (1,093)   (1,157)
  Redemption shares subject to mandatory redemption.........     (100)       --      (100)
  Dividends on preferred stock..............................       --        --        (3)
                                                              -------   -------   -------
Net cash provided by financing activities...................      149       313       275
                                                              -------   -------   -------
Change in cash and cash equivalents.........................        6       (33)      (54)
Cash and cash equivalents, beginning of period..............       --        33        87
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF PERIOD....................  $     6   $    --   $    33
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the period for:
     Interest...............................................  $     3   $     2   $    --
                                                              =======   =======   =======
     Income taxes...........................................  $     9   $    21   $    38
                                                              =======   =======   =======
Non-cash transactions during the period:
  Business Dispositions:
     Assets disposed........................................  $    --   $    41   $    28
     Less liabilities disposed..............................       --        17        10
                                                              -------   -------   -------
     Net assets disposed....................................       --        24        18
     Equity securities received.............................       --        --        --
     Less cash disposed.....................................       --         6         7
                                                              -------   -------   -------
     BUSINESS DISPOSITION, NET OF CASH DISPOSED.............  $    --   $    18   $    11
                                                              =======   =======   =======

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formerly a wholly owned subsidiary of Met New England Holdings, Inc. ("MNEHP"), which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage.

     The principal insurance subsidiaries of NELICO included New England Pension and Annuity Company ("NEPA") which was sold to Metropolitan Tower Life Insurance Company ("MTL") in 2004; Newbury Insurance Company, Limited ("Newbury") which was sold to MetLife in 2004; New England Financial Distributors LLC ("NEFD") which was dissolved in 2004; N.L. Holding Corporation ("NLHC") and Nathan and Lewis Associates, Inc. ("NLA") which were sold to MetLife in 2003; Nathan and Lewis Securities ("NLS") which was merged into Walnut Street Securities ("WSS"), a wholly owned subsidiary of MetLife, in 2003; and New England Life Holdings, Inc. ("NELHC") which was dissolved in 2003. These subsidiaries are included in the accompanying consolidated financial statements until their respective dates of sale or dissolution. See Note 11.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES"). NELICO also owns a majority interest in MetLife Advisors LLC ("Advisors") and 100% of the voting common stock of Omega Reinsurance Corporation ("Omega").

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company and (ii) majority owned subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company recognized minority interest expense for the portion of the net income of Advisors and Omega not attributable to the Company's ownership of $54 million, $45 million and $32 million for the years ended December 31, 2005, 2004 and 2003, respectively. Minority interest related to consolidated entities included in other liabilities was $6 million and less than $1 million at December 31, 2005 and 2004, respectively.

     The Company uses the equity method of accounting for other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Certain amounts in the prior year period's consolidated financial statements have been reclassified to conform with the 2005 presentation.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of the investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC");
(vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters;
                                        7
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(viii) accounting for reinsurance transactions and (ix) accounting for benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's principal investments are fixed maturities, which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company can also purchase investment securities, issue certain insurance policies and engage in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

                                        8
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, ordinary annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies, and in the establishment of liabilities, result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance, and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

Litigation

     The Company is a party to a number of legal actions and is or may be involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain matters are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine
                                        9
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

amounts recorded. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturity and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities are recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of

                                        10
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment. Real estate acquired upon foreclosure of commercial and agricultural mortgages loans are recorded at the lower estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

Other Limited Partnership Interests

     The Company's participation in limited partnership interests consists of investing in public and private debt and equity securities, as well as investing in other limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits. The Company uses the equity method of accounting for investments in limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies, does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

     Short-term investments are stated at amortized cost, which approximates fair value.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

                                        11
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. The Company had no fair value hedges during the years ended December 31, 2005, 2004, and 2003.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The Company had no foreign operations, nor hedges of net investments in foreign operations during the years ended December 31, 2005, 2004, and 2003.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company can be a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is
                                        12
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from 5 to 10 years for leasehold improvements and 3 to 7 years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $15 million at December 31, 2005 and 2004. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $6 million and $5 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was less than $1 million for the years ended December 31, 2005, 2004 and 2003.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $38 million and $36 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $31 million and $27 million at December 31, 2005 and 2004, respectively. Related amortization expense was $4 million, $6 million and $7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses.

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums made at the date of policy issuance and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The average interest rate for the aggregate future policy benefit liabilities is 6%.

     Participating business represented approximately 3% of the Company's life insurance in-force, and 9% of the number of life insurance policies in-force, at December 31, 2005 and 2004. Participating policies represented approximately 43% and 45%, 51% and 74%, and 52% and 73% of gross and net life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 8%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The average interest rate used in establishing such liabilities is approximately 3%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 10%, less expenses, mortality charges, and withdrawals.

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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees and paid-up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poors 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed income benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWBs was transferred to an affiliate through a financial reinsurance agreement. The fair value of GMWBs, included in policyholder account balances, and the financial reinsurance agreement, included in premiums and other receivables, was $1 million and $1 million, respectively, at December 31, 2005.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair value of the GMWBs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such revenues are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include broker/dealer commissions and fees, advisory fees and administrative fees. Such commissions and fees are recognized in the period in which services are performed.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by it's insurance subsidiaries.

Federal Income Taxes

     The Company joins with MetLife and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current Federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursements) to MetLife to the extent that their income (losses and other credits) contributes to (reduces) the consolidated federal tax expense (benefit). The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers for long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. There was no impact on the Company's reporting of separate accounts.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

Application of Recent Accounting Pronouncements

     In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued FSP 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. The

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company is currently evaluating the repatriation provision of the AJCA. If the repatriation provision is implemented by the Company, the impact on the Company's income tax expense and deferred income tax assets and liabilities would be immaterial.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16. Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practices Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $8 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $9 million, including the cumulative effect of adoption.

     In December 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     In May 2004, the FASB issued FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a multi-employer plan that has been determined not to be actuarially equivalent to benefits under Medicare Part D and therefore is not eligible to receive the subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("2003 Act"). The Company is also a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drug benefits under the 2003 Act beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the Company's share of the net periodic postretirement benefit cost was reduced by $1 million for 2004. Metropolitan Life's adoption of FSP 106-2,

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES regarding accumulated postretirement benefit obligation, did not have a significant impact on the Company's consolidated financial statements.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to liabilities. Dividends in 2005 and 2004 on the mandatorily redeemable preferred stock were recorded as interest expense (See Note 10).

     During 2003, the Company adopted FIN 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 and its December 2003 revision ("FIN 46(r)"). A variable interest entity is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. The adoption of FIN 46 and FIN 46(r) did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 8.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                      DECEMBER 31, 2005
                                                        ---------------------------------------------
                                                                       GROSS
                                                         COST OR     UNREALIZED
                                                        AMORTIZED   ------------   ESTIMATED    % OF
                                                          COST      GAIN   LOSS    FAIR VALUE   TOTAL
                                                        ---------   ----   -----   ----------   -----
                                                                        (IN MILLIONS)
Fixed Maturities
  U.S. corporate securities...........................    $438      $15    $  4       $449       55.6%
  Residential mortgage-backed securities..............     165        1       1        165       20.5
  Foreign corporate securities........................     146        2       2        146       18.1
  U.S. treasury/agency securities.....................      30       --      --         30        3.7
  Commercial mortgage-backed securities...............       1       --      --          1        0.1
  Asset-backed securities.............................       2       --      --          2        0.3
  Foreign government securities.......................      14       --      --         14        1.7
                                                          ----      ---    -----      ----      -----
     Total fixed maturities...........................    $796      $18    $  7       $807      100.0%
                                                          ====      ===    =====      ====      =====

                                                                      DECEMBER 31, 2004
                                                        ---------------------------------------------
                                                                       GROSS
                                                         COST OR     UNREALIZED
                                                        AMORTIZED   ------------   ESTIMATED    % OF
                                                          COST      GAIN   LOSS    FAIR VALUE   TOTAL
                                                        ---------   ----   -----   ----------   -----
                                                                        (IN MILLIONS)
Fixed Maturities
  U.S. corporate securities...........................    $503      $26    $  1        528       62.4%
  Residential mortgage-backed securities..............     145        2      --        147       17.4
  Foreign corporate securities........................      89        4      --         93       11.0
  U.S. treasury/agency securities.....................      66        1      --         67        7.9
  Foreign government securities.......................      11       --      --         11        1.3
                                                          ----      ---    -----      ----      -----
     Total fixed maturities...........................    $814      $33    $  1       $846      100.0%
                                                          ====      ===    =====      ====      =====
Equity Securities
  Common stocks.......................................    $  1      $--    $ --       $  1      100.0%
                                                          ====      ===    =====      ====      =====

     The Company held foreign currency derivatives with a notional amount of $10 million to hedge the exchange risk associated with foreign bonds and loans for both the years ended December 31, 2005 and 2004.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities that were below investment grade or not rated by an independent rating agency at estimated fair values that totaled $24 million and $20 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $1 million and $2 million at December 31, 2005 and 2004, respectively. There were no non-income producing fixed maturities at December 31, 2005. Non-income producing fixed maturities were less than $1 million at December 31, 2004. There were no unrealized gains (losses)

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES associated with non-income producing fixed maturities at December 31, 2005. Unrealized gains associated with non-income producing fixed maturities were less than $1 million at December 31, 2004.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds) are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2005                     2004
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................    $ 27         $ 27        $ 85         $ 85
Due after one year through five years.........     198          200         208          214
Due after five years through ten years........     303          307         272          290
Due after ten years...........................     100          105         104          110
                                                  ----         ----        ----         ----
          Subtotal............................     628          639         669          699
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities...........     168          168         145          147
                                                  ----         ----        ----         ----
          Total fixed maturities..............    $796         $807        $814         $846
                                                  ====         ====        ====         ====

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Proceeds....................................................   $377      $158       $53
Gross investment gains......................................   $  1      $ 17       $ 6
Gross investment losses.....................................   $ (5)     $ (1)      $(1)

     There were no writedowns for other-than-temporarily impaired available-for-sale fixed maturities and equity securities recorded during the years ended December 31, 2005 and December 31, 2004. Gross investment losses above exclude writedowns recorded during the year ended December 31, 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $1 million.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                               DECEMBER 31, 2005
                                    ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                    ----------------------   ----------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                    ---------   ----------   ---------   ----------   ---------   ----------
                                                 (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities.........    $183        $   4         $13        $  --        $196        $   4
Residential mortgage-backed
  securities......................      86            1           1           --          87            1
Foreign corporate securities......     104            2          --           --         104            2
U.S. treasury/agency securities...      17           --           1           --          18           --
Commercial mortgage-backed
  securities......................       1           --          --           --           1           --
Asset-backed securities...........       2           --          --           --           2           --
                                      ----        -----         ---        -----        ----        -----
  Total fixed maturities..........    $393        $   7         $15        $  --        $408        $   7
                                      ====        =====         ===        =====        ====        =====
Total number of securities in an
  unrealized loss position........     158                       26                      184
                                      ====                      ===                     ====

                                                                DECEMBER 31, 2004
                                    --------------------------------------------------------------------------
                                                             EQUAL TO OR GREATER THAN
                                     LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                    ----------------------   ------------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED       GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE         LOSS         VALUE        LOSS
                                    ---------   ----------   ----------   -----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities.........    $ 94        $   1         $--          $  --        $ 94        $   1
Residential mortgage-backed
  securities......................      21           --          --             --          21           --
Foreign corporate securities......      10           --          --             --          10           --
U.S. treasury/agency securities...      47           --           1             --          48           --
                                      ----        -----         ---          -----        ----        -----
  Total fixed maturities..........    $172        $   1         $ 1          $  --        $173        $   1
                                      ====        =====         ===          =====        ====        =====
Total number of securities in an
  unrealized loss position........      32                        2                         34
                                      ====                      ===                       ====

     The Company did not have equity securities in an unrealized loss position at December 31, 2005 and 2004.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities at December 31, 2005 and 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20% or 20% or more for:

                                                                DECEMBER 31, 2005
                                           ------------------------------------------------------------
                                                COST OR          GROSS UNREALIZED        NUMBER OF
                                             AMORTIZED COST           LOSSES             SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months.....................    $335      $  --      $   5     $  --       115         --
Six months or greater but less than nine
  months.................................      16         --          1        --        14         --
Nine months or greater but less than
  twelve months..........................      49         --          1        --        29         --
Twelve months or greater.................      15         --         --        --        26         --
                                             ----      -----      -----     -----       ---      -----
  Total..................................    $415      $  --      $   7     $  --       184         --
                                             ====      =====      =====     =====       ===      =====

                                                                DECEMBER 31, 2004
                                           ------------------------------------------------------------
                                                COST OR          GROSS UNREALIZED        NUMBER OF
                                             AMORTIZED COST           LOSSES             SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months.....................    $151      $  --      $   1     $  --       28          --
Six months or greater but less than nine
  months.................................      22         --         --        --        4          --
Twelve months or greater.................       1         --         --        --        2          --
                                             ----      -----      -----     -----       --       -----
  Total..................................    $174      $  --      $   1     $  --       34          --
                                             ====      =====      =====     =====       ==       =====

     As of December 31, 2005, $7 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $1 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005 and 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $3 million at December 31, 2005 and 2004, consisting primarily of fixed maturity securities.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOANS ON REAL ESTATE

     The Company had commercial mortgage loans on real estate of $9 million at both December 31, 2005 and 2004.

     Mortgage loans are collateralized by properties located in the United States. At December 31, 2005, approximately 56% and 44% of the properties were located in California and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     There were no impaired mortgage loans on real estate at December 31, 2005 and 2004, and accordingly, there were no valuation allowances for mortgage loans on real estate at December 31, 2005 and 2004.

     The Company did not recognize interest income on impaired loans for the years ended December 31, 2005, 2004, and 2003.

     The Company did not have restructured loans at December 31, 2005 and 2004.

     There were no mortgage loans on real estate with scheduled payments of 60 days or more past due or in foreclosure at December 31, 2005 and 2004.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Fixed maturities............................................   $44       $37       $35
Equity securities...........................................    --        --         1
Policy loans................................................    18        17        16
Other limited partnership interests.........................     3         1         3
Cash, cash equivalents and short-term investments...........     2         1         1
Other.......................................................     2         2        --
                                                               ---       ---       ---
          Total.............................................    69        58        56
Less: Investment expenses...................................     3         3         3
                                                               ---       ---       ---
          Net investment income.............................   $66       $55       $53
                                                               ===       ===       ===

NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Fixed maturities............................................   $(4)      $ 2       $ 5
Equity securities...........................................    --        14        (1)
Derivatives.................................................     1        --        --
Other.......................................................    (1)       (1)       --
                                                               ---       ---       ---
          Net investment gains (losses).....................   $(4)      $15       $ 4
                                                               ===       ===       ===

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................    $11      $ 32      $ 35
Equity securities...........................................     --        --        12
Derivatives.................................................     (3)       (5)       (3)
Other.......................................................     (1)       (1)       (1)
                                                                ---      ----      ----
          Total.............................................      7        26        43
                                                                ---      ----      ----
Amounts allocated from:
          DAC...............................................     (2)       (4)       (5)
Deferred income taxes.......................................     (2)       (8)      (14)
                                                                ---      ----      ----
          Total.............................................     (4)      (12)      (19)
                                                                ---      ----      ----
          Net unrealized investment gains (losses)..........    $ 3      $ 14      $ 24
                                                                ===      ====      ====

     The changes in net unrealized investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................   $ 14      $ 24      $ 24
Unrealized investment gains (losses) during the year........    (19)      (17)       18
Unrealized investment gains (losses) relating to:
          Deferred policy acquisition costs.................      2         1       (14)
Deferred income taxes.......................................      6         6        (4)
                                                               ----      ----      ----
Balance, end of year........................................   $  3      $ 14      $ 24
                                                               ----      ----      ----
Net change in unrealized investment gains (losses)..........   $(11)     $(10)     $ --
                                                               ====      ====      ====

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                                   DECEMBER 31, 2005                 DECEMBER 31, 2004
                                            -------------------------------   -------------------------------
                                                        CURRENT MARKET OR                 CURRENT MARKET OR
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Foreign currency swaps....................    $10       $--         $3          $10       $--         $5
Credit default swaps......................     31        --         --           --        --         --
                                              ---       ---         --          ---       ---         --
  Total...................................    $41       $--         $3          $10       $--         $5
                                              ===       ===         ==          ===       ===         ==

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The above table does not include notional values for equity variance swaps. At December 31, 2005 and 2004, the Company owned 500 and 0 equity variance swap contracts, respectively. Market values for equity variance swaps were insignificant and were not included in the preceding table.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                                       REMAINING LIFE
                                                   ------------------------------------------------------
                                                              AFTER ONE    AFTER FIVE
                                                                 YEAR         YEAR
                                                   ONE YEAR    THROUGH      THROUGH     AFTER TEN
                                                   OR LESS    FIVE YEARS   TEN YEARS      YEARS     TOTAL
                                                   --------   ----------   ----------   ---------   -----
                                                                       (IN MILLIONS)
Foreign currency swaps...........................    $--         $--          $10          $--       $10
Credit default swaps.............................     --          31           --           --        31
                                                     ---         ---          ---          ---       ---
  Total..........................................    $--         $31          $10          $--       $41
                                                     ===         ===          ===          ===       ===

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As noted above, equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                   DECEMBER 31, 2005                 DECEMBER 31, 2004
                                            -------------------------------   -------------------------------
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Cash flow.................................    $10       $--         $ 3         $10       $--         $ 5
Non-qualifying............................     31        --          --          --        --          --
                                              ---       ---         ---         ---       ---         ---
  Total...................................    $41       $--         $ 3         $10       $--         $ 5
                                              ===       ===         ===         ===       ===         ===

     The Company recognized insignificant net investment expenses from qualifying hedge settlement payments and insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the years ended December 31, 2005, 2004 and 2003.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) related to the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                              2005      2004       2003
                                                              -----     -----     ------
                                                                    (IN MILLIONS)
Other comprehensive income (loss) balance at the beginning
  of the year...............................................   $(5)      $(3)     $  --
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............     2        (2)        (3)
                                                               ---       ---      -----
Other comprehensive income (loss) balance at the end of the
  year......................................................   $(3)      $(5)     $  (3)
                                                               ===       ===      =====

     At December 31, 2005, an insignificant portion of the net deferred loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedges: (i) credit default swaps to diversify its credit risk exposure in certain portfolios; (ii) equity variance swaps to economically hedge liabilities; and (iii) credit default swaps to minimize it exposure to adverse movements in credit.

     For the year ended December 31, 2005, the Company recognized as net investment gains (losses) changes in fair value of $1 million. There were no non-qualifying derivative net investment gains (losses) for the years ended December 31, 2004 and 2003.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding DAC for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                             DEFERRED POLICY ACQUISITION COSTS
                                                             ---------------------------------
                                                                       (IN MILLIONS)
Balance at January 1, 2003.................................               $1,240
  Capitalizations..........................................                  181
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   14
     Other expenses........................................                  166
                                                                          ------
          Total amortization...............................                  180
                                                                          ------
Balance at December 31, 2003...............................                1,241
  Capitalizations..........................................                  132
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   (1)
     Other expenses........................................                  117
                                                                          ------
          Total amortization...............................                  116
                                                                          ------
  Dispositions and other...................................                   (3)
                                                                          ------
Balance at December 31, 2004...............................                1,254
  Capitalizations..........................................                  131
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   (2)
     Other expenses........................................                   99
                                                                          ------
          Total amortization...............................                   97
                                                                          ------
Balance at December 31, 2005...............................               $1,288
                                                                          ======

     Amortization of DAC is related to (i) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Sales Inducements

     Changes in deferred sales inducements, which are reported within other assets in the consolidated balance sheet, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005              2004
                                                              ------            ------
                                                                   (IN MILLIONS)
Balance at January 1........................................    $27               $23
Capitalization..............................................      8                 7
Amortization................................................     (2)               (3)
                                                                ---               ---
Balance at December 31......................................    $33               $27
                                                                ===               ===

Liabilities for Unpaid Claims and Claim Expenses

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to non-medical health policies and contracts, which are reported within future policyholder benefits in the consolidated balance sheet:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance at January 1........................................   $ 46      $ 41      $ 34
  Less: Reinsurance recoverables............................    (37)      (33)      (28)
                                                               ----      ----      ----
Net balance at January 1....................................      9         8         6
                                                               ----      ----      ----
Incurred related to:
  Current year..............................................      2         1         2
  Prior years...............................................     (1)       --        --
                                                               ----      ----      ----
                                                                  1         1         2
                                                               ----      ----      ----
Paid related to:
  Prior years...............................................     (1)       --        --
                                                               ----      ----      ----
                                                                 (1)       --        --
                                                               ----      ----      ----
Net Balance at December 31..................................      9         9         8
  Add: Reinsurance recoverables.............................     41        37        33
                                                               ----      ----      ----
Balance at December 31......................................   $ 50      $ 46      $ 41
                                                               ====      ====      ====

     Claims and claims adjustment expenses associated with prior periods decreased by $1 million for the year ended December 31, 2005. The change was due to differences between actual benefit periods and expected benefit periods for individual disability income contracts.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                            DECEMBER 31, 2005                DECEMBER 31, 2004
                                      ------------------------------   ------------------------------
                                          IN THE            AT             IN THE            AT
                                      EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                      --------------   -------------   --------------   -------------
                                                               (IN MILLIONS)
RETURN OF NET DEPOSITS
  Account value.....................       $2,187             N/A           $1,670             N/A
  Net amount at risk................          $--(1)          N/A              $10(1)          N/A
  Average attained age of
     contractholders................     58 years             N/A         57 years             N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Account value.....................       $2,728          $1,994           $2,628          $1,564
  Net amount at risk................          $45(1)           $7(2)           $70(1)           $4(2)
  Average attained age of
     contractholders................     59 years        57 years         60 years        56 years

Universal and Variable Life Contracts

                                                     DECEMBER 31, 2005    DECEMBER 31, 2004
                                                     -----------------    -----------------
                                                         SECONDARY            SECONDARY
                                                        GUARANTEES           GUARANTEES
                                                     -----------------    -----------------
                                                                 (IN MILLIONS)
Account value......................................        $2,782               $2,641
Net amount at risk.................................       $31,330(1)           $32,848(1)
Average attained age of policyholders..............      46 years             45 years

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                          UNIVERSAL AND VARIABLE
                                                      ANNUITY CONTRACTS       LIFE CONTRACTS
                                                      -----------------   ----------------------
                                                         GUARANTEED             SECONDARY
                                                       DEATH BENEFITS           GUARANTEES
                                                      -----------------   ----------------------
                                                                    (IN MILLIONS)
Balance at January 1, 2004..........................        $   2                 $   1
Incurred guaranteed benefits........................            1                    --
Paid guaranteed benefits............................           (1)                   (1)
                                                            -----                 -----
Balance at December 31, 2004........................            2                    --
Incurred guaranteed benefits........................           --                     1
                                                            -----                 -----
Balance at December 31, 2005........................        $   2                 $   1
                                                            =====                 =====

     The Company had guaranteed annuitization benefit liabilities on its annuity contracts of $2 million and $1 million at December 31, 2005 and 2004, respectively. The Company reinsures 100% of this liability with an affiliate and has a corresponding recoverable from reinsurers for the same amounts. Therefore, the Company had no net liability at December 31, 2005 and 2004.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                              YEAR ENDED DECEMBER 31,
                                                              -----------------------
                                                                 2005         2004
                                                              ----------   ----------
                                                                   (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................    $5,556       $4,947
  Bond......................................................       720          677
  Balanced..................................................       485          442
  Money Market..............................................       171          179
  Specialty.................................................        62           19
                                                                ------       ------
     Total..................................................    $6,994       $6,264
                                                                ======       ======

Separate Accounts

     Separate account assets and liabilities of $9,448 million and $8,707 million at December 31, 2005 and 2004, respectively, are pass-through separate accounts for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $316 million, $301 million and $244 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes. On a case by case basis, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. Also, the Company currently reinsures 100% of the riders containing guarantee annualization benefits related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Direct premiums earned......................................  $ 220    $ 228    $ 233
Reinsurance assumed.........................................     36       --       --
Reinsurance ceded...........................................   (150)    (151)    (145)
                                                              -----    -----    -----
Net earned premiums.........................................  $ 106    $  77    $  88
                                                              =====    =====    =====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 145    $ 151    $ 118
                                                              =====    =====    =====

     Written premiums are not materially different than earned premiums presented in preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $174 million and $162 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $23 million and $11 million at December 31, 2005 and 2004, respectively.

6.  PREFERRED STOCK

     Effective December 30, 1998, the Company issued 200,000 shares of Series A Adjustable Rate Cumulative Preferred Stock, which are held by MetLife Credit Corporation, an affiliate, at par value of $1,000 per share. Dividends were paid quarterly in arrears at the applicable rate which was recalculated on the first business day after each quarterly dividend payment date based on the product of (1 - the highest federal income tax rate for corporations applicable during such dividend period) times (the "AA" Composite Commercial Paper (Financial) Rate + 180 basis points). The adoption of SFAS 150, as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to other liabilities. Under SFAS 150, dividends paid on the Company's preferred stock is treated as interest expense in 2005 and 2004.

     The Company redeemed 100,000 shares on August 5, 2003 with the approval of the Massachusetts Commissioner of Insurance (the "Commissioner"), leaving 100,000 shares outstanding. Under terms of the agreement, the remaining $100 million of Preferred Stock was redeemed in 2005.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     NELICO paid preferred dividends of $3 million, $2 million and $3 million during the years ended December 31, 2005, 2004 and 2003, respectively, with prior approval of the Commissioner.

7.  INCOME TAXES

     The provision (benefit) for income taxes was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $15       $19      $ 15
  State and local...........................................     1         1         1
                                                               ---       ---      ----
                                                                16        20        16
                                                               ---       ---      ----
Deferred:
  Federal...................................................    13        (1)      (10)
                                                               ---       ---      ----
Provision for income taxes..................................   $29       $19      $  6
                                                               ===       ===      ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $30       $21       $12
Tax effect of:
  Tax exempt investment income..............................    (4)       (7)       --
  Prior year taxes..........................................     2         2        (6)
  Other, net................................................     1         3        --
                                                               ---       ---       ---
  Provision for income taxes................................   $29       $19       $ 6
                                                               ===       ===       ===

     The Company has been audited by the Internal Revenue Service for the years through and including 1999. In 2004, the Company recorded an adjustment for settlement of all issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $321    $334
  Net operating losses......................................    10      11
  Investments...............................................    --       3
  Other.....................................................     6      --
                                                              ----    ----
                                                               337     348
  Less: Valuation allowance.................................    10      10
                                                              ----    ----
                                                               327     338
Deferred income tax liabilities:
  Investments...............................................     3      --
  Deferred policy acquisition costs.........................   372     361
  Net unrealized investment gains...........................     2       8
  Other.....................................................    --      12
                                                              ----    ----
                                                               377     381
                                                              ----    ----
Net deferred income tax liability...........................   (50)    (43)
                                                              ====    ====

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     The Company and/or certain affiliates of it have faced claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. These claims are generally referred to as "sales practices claims."

     The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates' marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

     On February 21, 2006, the SEC and NES resolved a formal investigation of NES that arose in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES previously provided restitution to the affected clients and the settlement includes additional client payments to be made by NES in the total amount of approximately $2.6 million. No penalties were imposed.

     Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge related to New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC opened a formal investigation of the matter and, in December 2004, the Company received a Wells Notice in connection with the SEC investigation. The staff of the SEC has notified the Company that no enforcement action has been recommended against the Company.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industry wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates have responded and are fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against the Company or its affiliates. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In February 2006, the Company learned that the SEC commenced a formal investigation of NES in connection with the suitability of its sales of various universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice to WSC plan trustees. The Company has filed a motion for summary judgment.

     The National Association of Security Dealers ("NASD") staff notified NES that it has made a preliminary determination to file charges of violations of the NASD's and the SEC's rules against it. The pending investigation was initiated after NES reported to the NASD that a limited number of mutual fund transactions processed by firm representatives and at the firm's and certain affiliates' consolidated trading desk, during the period April through December 2003, had been received from customers after 4:00 p.m., Eastern time, and received the same day's net asset value. The potential charges of violations of the NASD's and the SEC's rules relate to the processing of transactions received after 4:00 p.m., the firm's maintenance of books and records, supervisory procedures and responses to the NASD's information requests. Under the NASD's procedures, NES has submitted a response to the NASD staff. The NASD staff has not made a formal recommendation regarding whether any action alleging violations of the rules should be filed. NES continues to cooperate fully with the NASD.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for the years

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ended December 31, 2005, 2004 and 2003. The Company maintained a liability of less than $1 million, and a related asset for premium tax offsets of less than $1 million, at December 31, 2005 for undiscounted future assessments in respect of currently impaired, insolvent or failed insurers. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

COMMITMENTS

LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum gross rental payments and minimum sublease income relating to these lease agreements were as follows:

                                                               GROSS
                                                               RENTAL    SUBLEASE
                                                              PAYMENTS    INCOME
                                                              --------   --------
                                                                 (IN MILLIONS)
2006........................................................    $17        $ 8
2007........................................................    $14        $ 7
2008........................................................    $ 8        $ 5
2009........................................................    $ 5        $--
2010........................................................    $ 4        $--
Thereafter..................................................    $ 3        $--

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In particular, NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities is not specified or applicable. Since these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The Company's recorded liabilities at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

9.  EMPLOYEE BENEFIT PLANS

     The Company participated in multi-employer plans that provide pension and other postretirement benefits. Effective March 1, 2005, the multi-employer postretirement plan was amended and revalued as a new single

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES employer postretirement plan. Contributions of $10 million, $13 million and $14 million were made to these multi-employer plans for the years ended December 31, 2005, 2004, and 2003, respectively.

     The Company used a December 31 measurement date for its single employer postretirement plan.

     A summary of assets, obligations and assumptions of the new other postretirement benefit plan, a non-qualified plan at December 31, 2005, is as follows:

                                                              DECEMBER 31, 2005
                                                              -----------------
                                                               OTHER BENEFITS
                                                              -----------------
                                                                (IN MILLIONS)
Change in projected benefit obligation
  Projected benefit obligation at beginning of year.........        $ 23
  Interest cost.............................................           1
  Participants' contributions...............................           2
  Benefits paid.............................................          (2)
  Actuarial (gain) loss.....................................          (1)
                                                                    ----
  Projected benefit obligation at end of year...............        $ 23
                                                                    ====
Change in plan assets.......................................        $ --
Reconciliation of funded status
  Funded status--underfunded................................         (23)
  Unrecognized actuarial (gains) losses.....................          (1)
  Unrecognized prior service cost...........................          22
                                                                    ----
  Accrued benefit cost......................................        $ (2)
                                                                    ====
Amounts recognized in the consolidated balance sheet consist of:
  Non-qualified plan accrued benefit liability..............          (2)
                                                                    ----
  Accrued benefit cost......................................        $ (2)
                                                                    ====

     The components of net periodic benefit cost were as follows:

                                                               OTHER BENEFITS
                                                              -----------------
                                                                (IN MILLIONS)
Determination of net periodic benefit cost
  Interest cost.............................................         $1
  Amortization of prior service cost........................          2
                                                                     --
  Net periodic benefit cost.................................         $3
                                                                     ==

     The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Prescription Drug Act"). The postretirement plan's accumulated benefit obligation was remeasured effective March 1, 2005 in order to determine the effect of the expected subsidies on the net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced by $1 million at March 1, 2005, which will be recognized as adjustments of future benefits through the amortization of actuarial losses (gains). In accordance with FSP 106-2, on a prospective basis, the net periodic postretirement benefit cost for 2005 was reduced by $140 thousand. The reduction of the net periodic benefit cost is due to reductions in service cost of $1 thousand, interest cost of $55 thousand, and amortization of prior actuarial loss of $84 thousand. An additional $86 thousand reduction in the December 31, 2005 accumulated other postretirement benefit obligation is the result of an actuarial loss recognized during the

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES year resulting from updated assumptions including a 2005 participant census and new claims cost experience and the effect of a December 31, 2005 change in the discount rate. The reduction of the accumulated postretirement benefit obligation related to the Prescription Drug Act was $1 million as of December 31, 2005.

     The Company also participates in noncontributory defined benefit pension plans and a post retirement benefit plan sponsored by Metropolitan Life. The Company has no legal obligation under these plans and the Company's share of net expenses is allocated based on salary ratios. The Company's share of pension expenses was $6 million, $5 million and $7 million for the years ended December 31, 2005, 2004, and 2003, respectively. The Company's share of other postretirement benefit expenses was $3 million, $2 million and $4 million for the years ended December 31, 2005, 2004, and 2003, respectively.

ASSUMPTIONS

     The discount rate assumption used in determining the benefit obligations was 5.80% at December 31, 2005.

     The discount rate assumption used in determining net periodic benefit cost was 5.70% at December 31, 2005.

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date measured on a yield to worse basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                                  OTHER BENEFITS
                                                             ------------------------
                                                                       2005
                                                             ------------------------
Pre-Medicare eligible claims...............................  9.5% down to 5% in 2014
Medicare eligible claims...................................  11.5% down to 5% in 2018

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                  ONE PERCENT
                                                              -------------------
                                                              INCREASE   DECREASE
                                                              --------   --------
                                                                (IN THOUSANDS)
Effect on total service and interest cost components........    $ 31      $ (28)
Effect on accumulated postretirement benefit obligation.....    $347      $(317)

CASH FLOWS

     The Company expects to contribute $1 million to its other benefit plan during 2006.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                              OTHER BENEFITS
                                                              --------------
                                                              (IN MILLIONS)
2006........................................................        $2
2007........................................................        $2
2008........................................................        $2
2009........................................................        $2
2010........................................................        $2
2011-2015...................................................        $9

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross subsidy payments expected to be received for the next ten years under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 are as follows:

                                                              OTHER BENEFITS
                                                              --------------
                                                              (IN THOUSANDS)
2006........................................................       $398
2007........................................................       $441
2008........................................................       $485
2009........................................................       $ --
2010........................................................       $ --
2011-2015...................................................       $ --

SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees of which the Company matches a portion of employee contributions. The Company contributed $196 thousand, $211 thousand and $415 thousand for the years ended December 31, 2005, 2004 and 2003 respectively.

10.  STOCKHOLDER'S EQUITY

DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year, or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

     NELICO paid no common stockholder dividends for the years ended December 31, 2005, 2004 and 2003.

STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The adoption did not materially impact statutory capital and surplus. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Statutory net income of NELICO, a Massachusetts domiciled insurer, was $50 million, $73 million and $49 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Commonwealth of Massachusetts Division of Insurance, was $319 million and $372 million at December 31, 2005 and 2004, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................   $(24)     $ (5)     $ 20
Income tax effect of holding gains (losses).................      9         2       (16)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................      3       (16)       (7)
  Amortization of premium and accretion of discounts
     associated with investments............................      2         4         5
  Income tax effect.........................................     (2)        4         2
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................      2         1       (14)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................     (1)       --        10
                                                               ----      ----      ----
Other comprehensive income (loss)...........................   $(11)     $(10)     $ --
                                                               ====      ====      ====

11.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Compensation................................................  $  55    $  54    $  69
Commissions.................................................    123      121      194
Interest....................................................      4        2        1
Amortization of DAC.........................................     99      117      166
Capitalization of DAC.......................................   (131)    (132)    (181)
Insurance taxes, licenses, and fees.........................     16       17       17
Agency allowances...........................................     60       56       50
Rent, net of sublease income................................      4        2        4
Minority interest...........................................     54       45       32
Other.......................................................    177      191      197
                                                              -----    -----    -----
  Total other expenses......................................  $ 461    $ 473    $ 549
                                                              =====    =====    =====

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  ACQUISITIONS AND DISPOSITIONS

     On October 1, 2004, Newbury, a subsidiary of NELICO, was sold to MetLife. Total assets and liabilities of the entity sold at the date of sale were $33 million and $17 million, respectively. Total net income of the entity sold included in the consolidated statements of income was $1 million for each of the years ended December 31, 2004 and 2003.

     On October 8, 2004, NEPA, a subsidiary of NELICO, was sold to MTL. Total assets and liabilities of the entity sold at the date of sale were $8 million and less than $1 million, respectively. Total net income of the entity sold included in the consolidated statements of income was insignificant for each of the years ended December 31, 2004 and 2003.

     On August 1, 2003 NLS, a subsidiary of NLHC, was sold to MetLife and, as a result, the Company recognized an increase of $7 million to equity. Total assets and liabilities of the entity sold at the date of sale were $21 million and $10 million, respectively. Total net losses of the entity sold included in the consolidated statement of income was ($1) million for the year ended December 31, 2003.

     On October 1, 2003, NLHC and its wholly owned subsidiary, NLA, were sold to MetLife and, as a result, the Company recognized an increase of $4 million to equity. Total assets and liabilities of the entities sold at the date of sale were $7 million and $2 million, respectively. Total net losses of the entities sold, all of which are attributable to NLS, included in the consolidated statement of income.

     During December 2003, NELHC was dissolved. The entity was a wholly owned subsidiary of NELICO. The Company assumed a net $16 million in assets and liabilities, including the ownership of Advisors and NES. The Company recognized no gain or loss on this dissolution.

13.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING   ESTIMATED
                                                               VALUE     FAIR VALUE
                                                              --------   ----------
DECEMBER 31, 2005                                                 (IN MILLIONS)
Assets:
  Fixed maturities..........................................    $807        $807
  Mortgage loans on real estate.............................    $  9        $  9
  Policy loans..............................................    $327        $327
  Short-term investments....................................    $ 52        $ 52
  Cash and cash equivalents.................................    $  6        $  6
Liabilities:
  Policyholder account balances.............................    $357        $344

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              CARRYING   ESTIMATED
                                                               VALUE     FAIR VALUE
                                                              --------   ----------
DECEMBER 31, 2004                                                 (IN MILLIONS)
Assets:
  Fixed maturities..........................................    $846        $846
  Equity securities.........................................    $  1        $  1
  Mortgage loans on real estate.............................    $  9        $  9
  Policy loans..............................................    $308        $308
  Short-term investments....................................    $ 30        $ 30
Liabilities:
  Policyholder account balances.............................    $377        $363
  Shares subject to mandatory redemption....................    $100        $100

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair values of policyholder account balances without final contractual maturities are assumed to equal their current net surrender values.

SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities and approximated carrying value.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair values of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14.  RELATED PARTY TRANSACTIONS

     At December 31, 2004, the Company had long-term debt, in the form of mandatorily redeemable preferred stock, outstanding of $100 million to MetLife Credit Corporation, a wholly owned subsidiary of MetLife. During 2005, the Company redeemed the remaining $100 million of outstanding preferred stock. See
Note 6.

     Effective January 2003, the Company entered into a financial reinsurance agreement with Metropolitan Life. Metropolitan Life assumes substantially all of the Company's supplementary contracts without life contingencies. The Company had policyholder account balances and corresponding recoverables from reinsurers, in premium and other receivables, for the same amount of $50 million and $55 million at December 31, 2005 and 2004, respectively.

     During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value. Metropolitan Life charged the Company $1 million, $1 million and $2 million for the use of the assets in 2005, 2004 and 2003, respectively.

     Metropolitan Life and the Company have a Master Service Agreement under which Metropolitan Life provides all administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $153 million, $167 million and $175 million for administrative services in 2005, 2004 and 2003, respectively.

     As of December 31, 2005 and 2004, the Company held $37 million and $15 million, respectively, of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand alone entity.

     In the normal course of business, the Company transfers invested assets, consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with both a cost or amortized cost and fair market value of $3 million for the year ended December 31, 2005. There were no assets transferred in 2004. The realized capital gains (losses) recognized on these transfers were insignificant for the year ended December 31, 2005 and $3 million for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $4 million and $0 for the years ended December 31, 2005 and 2004, respectively.

                                    Part II

                          UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

   Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

   New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

   This Registration Statement comprises the following papers and documents:

   The facing sheet.

   A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

   The prospectuses and supplements consisting of 697 pages.

   The undertaking to file reports.

   The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

   Representations.

   The signatures.

   Written consents of the following persons:

James J. Reilly, Jr., F.S.A., M.A.A.A. (see Exhibit 3(i) below)
Marie C. Swift, Esq. (see Exhibit 3(ii) below)
Independent Auditor (see Exhibit 11 below)

   The following exhibits:


                        January 31, 1983 resolution of the Board of Directors
    1.A.(1)             of NEVLICO 5

        (2)             None

        (3)     (a)     Distribution Agreement between NEVLICO and NELESCO 6

                        Form of Contract between NELICO and its General Agents
                (b)(i)  5

                   (ii) Form of contract between NELICO and its Agents 6

                (c)     Commission Schedule for Policies 6

                        Form of contract among NES, NELICO and other broker
                (d)     dealers 4

        (4)             None

        (5)     (a)     Specimen of Policy, including Application 6

                (b)     Riders to Policy 6

                (c)     Acceleration of Benefits Rider 3

                (d)     Additional Form of application 7

                (e)     Additional Riders and Endorsements 9

        (6)     (a)     Amended and restated Articles of Organization 2

                        Amendments to Amended and restated Articles of
                (b)     Organization 8

                (c)     Amended and Restated By-Laws of NELICO 12

        (7)             None

        (8)             None

        (9)             None

        (10)            See Exhibit 1.A.(5)(a)

2.                      See Exhibit 3(i)

3.                      Opinion and consent of James J. Reilly, Jr., F.S.A.,
        (i)             M.A.A.A. 13

       (ii)             Opinion and consent of Marie C. Swift, Esquire 18

4.                      None

5.                      Inapplicable

6.                      Inapplicable

7.      (i)             Powers of Attorney 16

       (ii)             Power of Attorney for Joseph J. Prochaska, Jr. 17

                        Powers of Attorney for Lisa M. Weber, Michael K.
   (iii)            Farrell and Hugh C. McHaffie 19

                        Powers of Attorney for Leland C. Launer, Jr. and
       (iv)             Michael J. Vietri 20

8.                      Notice of Withdrawal Right for Policies 6

9.           Inapplicable

10.          Inapplicable

11.          Consent of Independent Registered Public Accounting Firm

12.          Schedule for computation of performance quotations 6

13.  (i)     Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 6

     (ii)    Second Addendum to Consolidated Memorandum 9

14.  (i)     Participation Agreement among Variable Insurance Products Fund,
             Fidelity Distributors Corporation and New England Variable Life
             Insurance Company 6

     (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

    (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company 10

     (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company 11

     (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company 11

    (vii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distributors Inc. and New England Life Insurance Company 15

    (viii) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 14

     (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and New England Life Insurance Company (7/1/2004) 21

     (x)     Net Worth Maintenance Agreement 22
--------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 30, 1997.

4 Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

8 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

9 Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

10 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

11 Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

12 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

13 Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 2001.

14 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

15 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

16 Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed December 13, 2002.

17 Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File
    No. 333-103193, filed April 14, 2004.

18 Incorporated herein by reference to the Post-Effective Amendment No. 16 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 30, 2004.

19 Incorporated herein by reference to the Post-Effective Amendment No. 8 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed January 19, 2005.

20 Incorporated herein by reference to Post-Effective Amendment No. 8 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed July 26, 2005.

21 Incorporated herein by reference to the Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

22 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement , File 333-46401, filed April 26, 2006.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 24th day of April, 2006.

                                          New England Variable Life
                                            Separate Account
                                            (Registrant)

                                          By: New England Life Insurance Company
                                                (Depositor)

                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel

Attest:


/s/ John E. Connolly, Jr.
--------------------------
John E. Connolly, Jr.
Counsel

   Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 24th day of April, 2006.

                                            New England Life Insurance Company
(Seal)

Attest: /s/ John E. Connolly, Jr.           By: /s/ Marie C. Swift
        ----------------------------------      ------------------------------
        John E. Connolly, Jr.                   Marie C. Swift, Esq.
        Counsel                                 Vice President and Counsel

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 24, 2006.


           *             Chairman, President and Chief Executive Officer
------------------------
Lisa M. Weber

           *             Director
------------------------
Michael K. Farrell

           *             Director
------------------------
Leland C. Launer, Jr.

           *             Director and Senior Vice President
------------------------
Hugh C. McHaffie

           *             Senior Vice President and Chief Accounting Officer
------------------------
Joseph J. Prochaska, Jr.

           *             Director
------------------------
Catherine A. Rein

           *             Director
------------------------
Stanley J. Talbi

           *             Director
------------------------
Michael J. Vietri

           *             Director
------------------------
William J. Wheeler

           *             Senior Vice President and Treasurer
------------------------ (Principal Financial Officer)
Anthony J. Williamson


                                              By: /s/ John E. Connolly, Jr.
                                                  ------------------------------
                                                  John E. Connolly, Jr., Esq.
                                                  Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 8 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed July 26, 2005, Post-Effective Amendment No. 8 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed January 19, 2005 and with Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 14, 2004 and with Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File
    No. 333-73676, filed on December 13, 2002.

                                 EXHIBIT LIST

                                                                  Sequentially
 Exhibit Number                      Title                       Numbered Page*
 --------------                      -----                       --------------

      11.       Consent of the Independent Registered Public
                Accounting Firm
--------
*   Page numbers inserted on manually-signed copy only.